UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On November 8, 2021, Viasat, Inc., a Delaware corporation (“Viasat”), entered into a Share Purchase Agreement (the “Purchase Agreement”) to combine with Connect Topco Limited, a private company limited by shares and incorporated in Guernsey (“Inmarsat”), with the shareholders of Inmarsat (the “Investor Sellers”) and management and employees who hold options and shares of a wholly owned subsidiary of Inmarsat (the “Management Sellers,” and together with the Investor Sellers, the “Sellers”), whose options and shares will be exchanged for shares of Inmarsat prior to closing (the “Management Roll-Up”). Pursuant to the Purchase Agreement, the Sellers will sell, and Viasat will purchase, one hundred percent (100%) of the issued and outstanding shares of Inmarsat upon the terms and subject to the conditions set forth in the Purchase Agreement (the “Transaction”). The board of directors of Viasat (the “Viasat Board”) has unanimously approved the Purchase Agreement and the Transaction.

Transaction Structure

On the terms and conditions contained in the Purchase Agreement, the Sellers will sell to Viasat, and Viasat will purchase, at the consummation of the Transaction (the “Closing”) all of the issued and outstanding ordinary shares of Inmarsat (the “Inmarsat Shares”), free and clear of all encumbrances. The total consideration for the purchase of the Inmarsat Shares consists of (i) cash consideration equal to $850.0 million (the “Base Cash Consideration”), subject to adjustments, and (ii) approximately 46.36 million unregistered shares of common stock, par value $0.0001 per share, of Viasat (the “Consideration Shares”), valued at $3.1 billion, based on the closing price of $67.00 per share of Viasat’s common stock on November 5, 2021. The Base Cash Consideration is subject to certain adjustments, including for dividends, distributions, certain payments to or other transactions with the Sellers and their affiliates, Seller transaction costs, retention bonuses, transaction bonuses, certain taxes and similar items, as set forth in the Purchase Agreement.

Conditions to the Transaction

The completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including: (i) the receipt of certain regulatory approvals and clearances; (ii) the approval by Viasat stockholders of the issuance of the Consideration Shares by the affirmative vote of a majority of the votes cast and the approval of an amendment to Viasat’s certificate of incorporation to increase the number of shares of common stock authorized for issuance by the affirmative vote of a majority of the outstanding shares of Viasat’s common stock entitled to vote thereon, in each case at a duly called and held meeting of Viasat stockholders (the “Stockholder Approval”); and (iii) the completion of the Management Roll-Up.

Non-Solicitation

From the date of the Purchase Agreement, Viasat has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide non-public information in connection with, any alternative acquisition proposals. Additionally, the Viasat Board is required to recommend the issuance of the Consideration Shares and the amendment of the Viasat certificate of incorporation as contemplated by the Purchase Agreement to its stockholders, subject to certain exceptions. Prior to the Stockholder Approval, the Viasat Board may change its recommendation in response to an unsolicited proposal for an alternative transaction, if the Viasat Board determines in good faith after consultation with its financial advisor and outside legal counsel that the proposal constitutes a “Purchaser Superior Proposal” (as defined in the Purchase Agreement), and that failure to take such action would reasonably be expected to be inconsistent with their fiduciary duties under applicable law, subject to complying with certain procedures set forth in the Purchase Agreement. Prior to the Stockholder Approval, the Viasat Board may also change its recommendation if a “Purchaser Intervening Event” (as defined in the Purchase Agreement) occurs, and the Viasat Board determines in good faith after consultation with its financial advisor and outside legal counsel that failure to take such action would reasonably expected to be

2

inconsistent with their fiduciary duties under applicable law, subject to complying with certain procedures set forth in the Purchase Agreement.

Other Terms of the Purchase Agreement

The Purchase Agreement contains customary warranties and covenants for a transaction of this nature. The Purchase Agreement also contains customary pre-closing covenants and agreements relating to, among other matters: (i) the conduct of each of Viasat’s and Inmarsat’s business between the date of the signing of the Purchase Agreement and the completion of the Transaction and (ii) the efforts of the parties to cause the Transaction to be completed, including actions which may be necessary to obtain the required regulatory consents and approvals for the Transaction.

The Purchase Agreement contains certain customary termination rights for Viasat and the Investor Sellers, including, among others, (i) the right of either Viasat or the Investor Sellers to terminate if the Transaction is not consummated by the date that is 18 months after the date of the Purchase Agreement (the “Long Stop Date”), (ii) the right of the Investor Sellers to terminate if the Viasat Board makes a Purchaser Change of Recommendation (as defined in the Purchase Agreement), (iii) the right of the Investor Sellers to terminate if Viasat has not held a meeting of its stockholders by the Long Stop Date or the date on which all regulatory conditions have been satisfied, (iv) the right of the Investor Sellers to terminate if Viasat materially breaches any of its non-solicit obligations with respect to alternative transactions, and (v) the right of Viasat or the Investor Sellers to terminate if the Stockholder Approval is not obtained at Viasat’s stockholder meeting.

The Purchase Agreement provides that if the Investor Sellers terminate the Purchase Agreement due to a Purchaser Change in Recommendation, or Viasat not having held a meeting of its stockholders to approve the Stockholder Approval by the Long Stop Date (or the date on which all regulatory conditions have been satisfied) or a material breach by Viasat of its non-solicit obligations with respect to alternative transactions, or either party terminates the Purchase Agreement due to a failure to obtain Stockholder Approval at such time as the Investor Sellers could terminate due to a Purchaser Change in Recommendation, then, in each case, a termination fee of $150 million will be payable by Viasat to the Sellers or Inmarsat in cash (the “Termination Fee”). In addition, if either Viasat or the Investor Sellers terminate the Purchase Agreement due to the Transaction having not been consummated by the Long Stop Date where Viasat’s stockholder meeting to obtain the Stockholder Approval has not yet been held, or the Stockholder Approval is not obtained at Viasat’s stockholder meeting and, in either case, a proposal for an alternative transaction is publicly disclosed or announced and not publicly withdrawn prior to the Viasat stockholder meeting and, prior to the first anniversary of such termination, Viasat consummates an alternative transaction or enters into an alternative definitive agreement with respect to a proposal for an alternative transaction, Viasat will be required to pay the Sellers the Termination Fee (less any amount previously paid for expenses to the Sellers or Inmarsat). Additionally, a termination fee of $200 million will be payable by Viasat if either Viasat or the Investor Sellers terminate the Purchase Agreement due to the Transaction not being completed by the Long Stop Date and at the time of termination regulatory conditions are not satisfied. If either Viasat or the Investor Sellers terminate the Purchase Agreement due to failure to obtain the Stockholder Approval and the Sellers are not otherwise entitled to receive the Termination Fee, Viasat will be required to reimburse all out-of-pocket expenses reasonably incurred by the Sellers and/or Inmarsat up to $25 million if such termination occurs within nine months after the date of the Purchase Agreement, or up to $40 million if such termination occurs thereafter.

The Consideration Shares will be issued in reliance on the exemptions from registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Regulation D thereunder. At the Closing, Viasat and the Investor Sellers will enter into a Registration Rights Agreement pursuant to which, among other things and subject to certain restrictions, Viasat will be required to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 registering for resale the Consideration Shares issued to the Investor Sellers in the Transaction, to conduct certain underwritten offerings upon the request of holders of Registrable Securities (as defined therein), and to provide holders of Registrable Securities with certain customary piggyback registration rights.

3

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement and is qualified in its entirety by the terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about Viasat, Inmarsat or their respective subsidiaries and affiliates. The Purchase Agreement contains warranties by each of the parties to the Purchase Agreement, which were made only for purposes of the Purchase Agreement and as of specified dates. The warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Viasat, Inmarsat or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Viasat’s public disclosures.

Financing of the Transaction

Viasat has obtained financing commitments for $2.3 billion of new debt facilities in connection with the Transaction (which may be secured and/or unsecured), a portion of which is to be raised between the signing and closing of the Transaction to fund Viasat’s standalone growth expenditures. Viasat also plans to assume $2.1 billion in principal amount of Inmarsat senior secured bonds and $1.7 billion outstanding under Inmarsat’s $2.4 billion senior secured credit facilities. Viasat has also obtained commitments of $3.2 billion to backstop certain amendments required under Viasat’s $700 million revolving credit facility, $88.4 million outstanding under Viasat’s Ex-Im credit facility, and Inmarsat’s $2.4 billion senior secured credit facilities.

Voting Agreements

Simultaneously with the execution and delivery of the Purchase Agreement, Baupost Group Securities, L.L.C. (“Baupost”) and each of the executive officers and directors of Viasat, in their respective capacities as stockholders of Viasat (together with certain of their respective affiliates), have entered into Voting and Support Agreements with the Investor Sellers and Viasat (the “Voting Agreements”), pursuant to which Baupost and such individuals have agreed, among other things, to vote their respective shares of Viasat common stock (i) in favor of the Stockholder Approval, (ii) in favor of any proposal to adjourn or postpone Viasat’s stockholder meeting if there are insufficient proxies to approve such matters, (iii) against any alternative acquisition proposal, (iv) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any material respect of any covenant or warranty of Viasat under the Purchase Agreement or of such stockholder under the Voting Agreement, and (v) against any other action, agreement or transaction that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent the Transaction or the other transactions contemplated by the Purchase Agreement.

The persons and entities that signed the Voting Agreements currently beneficially own an aggregate of approximately 28% of the outstanding shares of common stock of Viasat.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement with Baupost, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the form of Voting Agreement with each of the executive officers and directors of Viasat, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

4

Stockholders Agreement

Simultaneously with the execution and delivery of the Purchase Agreement, Viasat and the Investor Sellers entered into a Stockholders Agreement (the “Stockholders Agreement”), which will become effective at the Closing.

Under the Stockholders Agreement, the Investor Sellers will have the right to designate (i) two individuals for nomination to the Viasat Board so long as the Investor Sellers collectively beneficially own at least 25% of the total outstanding shares of common stock of Viasat and (ii) one individual for nomination to the Viasat Board so long as the Investor Sellers collectively beneficially own at least 15% of the total outstanding shares of common stock of Viasat. Under the Stockholders Agreement, so long as the Investor Sellers collectively beneficially own at least 15% of the total outstanding shares of common stock of Viasat, the Investor Sellers agree to vote their Consideration Shares, subject to certain exceptions relating to significant corporate transactions, in accordance with the recommendations of the Viasat Board. In addition, the Stockholders Agreement will impose certain transfer restrictions with respect to the Consideration Shares issued to the Investor Sellers, including a prohibition on transfer during an initial 180-day lock-up period and on transfers to Viasat competitors and certain other parties for so long as the Investor Sellers collectively beneficially own at least 10% of the total outstanding shares of common stock, as well as customary standstill limitations.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 is hereby incorporated herein by reference. Viasat relied upon warranties of and information provided by the Sellers in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act or Regulation D under the Securities Act.

Item 8.01.	Other Events.

On November 8, 2021, Viasat and Inmarsat issued a joint press release captioned “Viasat and Inmarsat to Combine, Creating a New Leading Global Communications Innovator.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 8, 2021, Viasat provided supplemental information regarding the Transaction in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information About the Transaction and Where to Find It

This communication is being made in respect of the proposed business combination transaction between Viasat and Inmarsat pursuant to the terms of that certain Share Purchase Agreement, dated as of November 8, 2021, by and among Viasat and the shareholders of Inmarsat. Viasat intends to file with the SEC a proxy statement and other relevant documents in respect of a stockholder meeting to obtain stockholder approval in connection with the Transaction. The definitive proxy statement will be sent or given to the stockholders of Viasat and will contain important information about the Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIASAT, INMARSAT AND THE PROPOSED TRANSACTION. Investors and stockholders may

5

obtain a free copy of these materials (when available) and other documents filed by Viasat with the SEC through the website maintained by the SEC at www.sec.gov. In addition, free copies of these materials will be made available free of charge through Viasat’s website at https://www.Viasat.com.

Participants in the Solicitation

Viasat and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Viasat in connection with the Transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Viasat’s stockholders in connection with the Transaction will be set forth in Viasat’s definitive proxy statement for its stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the Transaction will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the Transaction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements regarding future events that are subject to the safe harbors created under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts and projections about the industries in which Viasat and Inmarsat operate and the beliefs and assumptions of their respective management. The parties use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. Forward looking statements include, among others, statements that refer to the benefits of and realization of synergies from the Transaction, including expected resulting enhancements to the combined company’s systems, products and services and the anticipated operations, financial position, liquidity, performance, prospects or growth and scale opportunities of Viasat, Inmarsat or the combined company; integration activities; the anticipated value of the combined business to Viasat and stakeholders; the expected performance of Viasat’s and Inmarsat’s technologies; expected impact of the Transaction on Viasat’s results of operations and financial condition; anticipated growth and trends in the business or key markets; the closing of the Transaction, including the need for stockholder approval and the satisfaction of regulatory and other closing conditions; and plans, objectives and strategies for future operations. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: risks and uncertainties related to the Transaction, including the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Viasat, the combined company or the expected benefits of the Transaction; the failure to satisfy any of the closing conditions to the Transaction on a timely basis or at all; any adverse impact on the business of Viasat or Inmarsat as a result of uncertainty surrounding the Transaction; the nature, cost and outcome of any legal proceedings related to the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement for the Transaction, including in circumstances requiring Viasat to pay a termination fee; the risk that Viasat’s stock price may decline significantly if the Transaction is not consummated; the failure to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the Transaction; risks that the Transaction disrupts current plans and operations or diverts management’s attention from its ongoing business; the effect of the announcement of the Transaction on the ability of Viasat to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; the ability of Viasat to successfully integrate Inmarsat operations, technologies and employees; the ability to realize anticipated benefits and synergies of the Transaction, including the expectation of enhancements to Viasat’s products and services, greater revenue or growth opportunities, operating efficiencies and cost savings; the ability to ensure continued performance and market growth of the combined company’s business; changes in the global business environment and economic conditions; the availability and cost of credit; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, operational failure or degradation in satellite performance; Viasat’s or the combined company’s ability to successfully develop, introduce and sell new technologies, products and services; changes in relationships with key customers, suppliers, distributors,

6

resellers and others as a result of the Transaction or otherwise; Viasat’s and Inmarsat’s reliance on a limited number of third parties to manufacture and supply their respective products; the risk of litigation or regulatory actions to Viasat and/or Inmarsat; inability to retain key personnel; the impact of the COVID-19 pandemic on Viasat’s or Inmarsat’s business, suppliers, consumers, customers, and employees or the overall economy; Viasat’s and the combined company’s level of indebtedness and ability to comply with applicable debt covenants; and other factors affecting the communications industry generally. In addition, please refer to the risk factors contained in Viasat’s SEC filings available at www.sec.gov, including Viasat’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC, including the definitive proxy statement to be filed with the SEC in connection with the Transaction. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibit
2.1*	Share Purchase Agreement, dated as of November 8, 2021, by and among Viasat, Inc. and the shareholders of Connect Topco Limited party thereto
10.1	Voting and Support Agreement, dated as of November 8, 2021, by and among Viasat, Inc., Baupost Group Securities, L.L.C. and the shareholders of Connect Topco Limited party thereto
10.2	Form of Voting and Support Agreement (executive officers and directors)
10.3*	Stockholders Agreement, dated as of November 8, 2021, by and among Viasat, Inc. and the shareholders of Connect Topco Limited party thereto
99.1	Joint Press Release, dated November 8, 2021, issued by Viasat, Inc. and Inmarsat
99.2	Investor Presentation, dated November 8, 2021
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Certain schedules to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2) or 601(a)(5) (as applicable). Viasat agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that Viasat may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: November 8, 2021	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel

8

Exhibit 2.1

Date: 8 November 2021

SHARE PURCHASE AGREEMENT

relating to

CONNECT TOPCO LIMITED

between

THE INVESTOR SELLERS

THE MANAGEMENT SELLERS

THE OPTIONHOLDER SELLERS

and

VIASAT, INC.

KIRKLAND & ELLIS INTERNATIONAL LLP

30 St. Mary Axe

London EC3A 8AF

Tel: +44 (0)20 7469 2000

Fax: +44 (0)20 7469 2001

www.kirkland.com

Table of Contents

		Page

1	Definitions and interpretation	4

2	Sale and purchase	19

3	Consideration	20

4	Leakage	21

5	Conditions to Completion	22

6	Termination	23

7	Pre-Completion Period	25

8	Completion	28

9	Warranties and undertakings	29

10	Limitation of liability	36

11	Post-Completion undertakings	38

12	Payments	39

13	Announcements and confidentiality	39

14	Notices	41

15	Pre-Completion Transfers	46

16	Limited recourse	48

17	General	48

Schedule 1 The Sellers*		57

Schedule 2 Pre-Completion undertakings		58

Schedule 3 Completion Obligations		67

Schedule 4 Permitted Leakage		69

Schedule 5 Additional Purchaser Commitments		71

Schedule 6 Regulatory Conditions*		78

Schedule 7 Regulatory Obligations		78

Schedule 8 Agreed Retention Bonuses*		78

Schedule 9 Additional Covenants*		78

*

Certain schedules, or sections thereof, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Viasat agrees to furnish supplementally a copy of any omitted schedule, or any section thereof, to the SEC upon request; provided, however, that Viasat may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

Agreed Form Documents

1.	Deeds of Termination
2.	Director Resignation Letter
3.	Draft Completion Schedule
4.	Purchaser Shareholders’ Agreement
5.	Registration Rights Agreement
6.	Voting Support Agreement
7.	Press Announcement
8.	Template Deed of Adherence

This deed is made on 8 November 2021 between the following parties:

(1)	The entities set out in Part A of Schedule 1 (the “Investor Sellers” and each a “Investor Seller”);

(2)	The individuals and entities set out in Part B of Schedule 1 (the “Management Sellers” and each a “Management Seller”);

(3)

The individuals and entities set out in Part C of Schedule 1 (the “Optionholder Sellers” and each an “Optionholder Seller”, and, together with the Investor Sellers, the Management Sellers and any person who has executed a Deed of Adherence as a Management Seller, an Optionholder Seller or an Other Seller, the “Sellers” and each a “Seller”); and

(4)	Viasat, Inc., a corporation incorporated and registered in Delaware (the “Purchaser”).

INTRODUCTION:

(A)	Each Investor Seller is, at the date of this Agreement, the registered and beneficial holder of such Investor Seller’s Sale Shares.

(B)

Each Management Seller, save for the Company is, at the date of this Agreement, the registered and beneficial holder of such Management Seller’s Management Sub-Topco Shares. The Company is the registered holder of the Nominee Shares.

(C)

Before completion of the Management Roll-up: (i) additional Options may be granted to persons employed or engaged by the Group pursuant to an Options Issue; and (ii) a Management Seller who ceases, or who has given or received notice to cease, to be employed or engaged by the Group may transfer all or some of such Management Seller’s Management Sub-Topco Shares pursuant to a Management Seller Transfer.

(D)

Before the completion of the Management Roll-Up, all Options shall be exercised and, following such exercise, Sub-Topco shall issue to each Optionholder Seller such Optionholder Sellers’ Management Sub-Topco Shares.

(E)

Before Completion, pursuant to the Management Roll-Up, each Management Seller and each Optionholder Seller, save for the Nominee, shall become the registered and beneficial holder of such Management Seller’s or Optionholder Seller’s Sale Shares and the Nominee shall become the registered holder of the Nominee’s Sale Shares for the benefit of certain employees and/or directors of the Group.

(F)	Before Completion, WP Triton Co-Invest L.P may transfer up to 8,000,000 of its Sale Shares to Pretzel Logic BV pursuant to the Warburg Pincus Transfer.

(G)	The Sellers have agreed to sell their respective Sale Shares and to assume the obligations imposed on the Sellers under this Agreement.

(H)	On the date of this Agreement, the Purchaser and the Investor Sellers entered into the Purchaser Shareholders’ Agreement.

(I)	On or prior to the date of this Agreement, the Investor Sellers and certain shareholders of the Purchaser entered into the Voting Support Agreements.

(J)	The Purchaser has agreed to purchase the Sale Shares and to assume the obligations imposed on the Purchaser under this Agreement.

IT IS AGREED:

1	Definitions and interpretation

Definitions

1.1	In this Agreement, the capitalised terms set out below have the following meanings:

“Accredited Investor” means any person that is an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act;

“Action” means any claim, action, suit, litigation, audit, assessment, arbitration, mediation, investigation or inquiry, or any other proceeding, by or before any Governmental Entity;

“Affiliate” means:

(a)

in the case of a person which is a body corporate, any subsidiary undertaking or parent undertaking of that person and any subsidiary undertaking of any such parent undertaking or any person or entity which controls, manages and/or advises any such entity, which is controlled, managed and/or advised by such entity or which is under common control, management and/or advisory arrangements with such entity, in each case from time to time;

(b)

in the case of a person which is an individual, any spouse, co-habitee and/or lineal descendants by blood or adoption or any person or persons acting in its or their capacity as trustee or trustees of a trust of which such individual is the settlor;

(c)	any Affiliate of any person in paragraphs (a) to (b) above,

but, in each case, excluding: (i) with respect to any Seller, after Completion, any Group Company; (ii) with respect to any Investor Seller: (x) any portfolio or investee company that is controlled by such Investor Seller or by any person which controls, manages and/or advises such Investor Seller, which is controlled, managed and/or advised by such Investor Seller or which is under common control, management and/or advisory arrangements with such entity; and (y) any person that is not engaged in the business of private equity; and (iii) with respect to the Purchaser, any Purchaser’s Shareholder (including, in each case, any person who manages and/or advises such Purchaser’s Shareholder);

“Aggregate Notified Leakage Amount” means an amount equal to the aggregate of all Notified Leakage Amounts of all Relevant Sellers (if any);

“Aggregate Pre-Completion Dividend Amount” means an amount equal to the aggregate amount of all Pre-Completion Dividends plus the Pre-Completion Dividend Interest Amount plus the amount of any actual liability in respect of Tax incurred by any member of the Group in respect of the Pre-Completion Dividends;

“Agreed Form” means, in relation to a document, the form of that document which has been specifically agreed in writing (including via email) between the Parties as being in “agreed form” on the date of this Agreement for the purpose of identification by or on behalf of the Investor Sellers and the Purchaser (in each case with such amendments as may be agreed in writing by or on behalf of the Investor Sellers and the Purchaser);

“Agreed Retention Bonus” means a Retention Bonus paid in compliance with the terms described in Schedule 8;

“Agreement” means this share purchase agreement, including the Introduction and the Schedules, as amended or restated from time to time;

“Allocation Schedule” means a schedule setting forth the following information: (a) the information included in each of: (i) Part A of Schedule 1; (ii) Part B of Schedule 1; (iii) Part C of Schedule 1; (iv) details of the Sale Shares of each Other Seller and each Optionholder Seller (if any); and (v) details of the Sale Shares of each Management Seller, in each case updated as at the date of delivery of such information, including to reflect any transactions pursuant to the Management Roll-Up, any Nominee Transfer, any Management Seller Transfer, the Warburg Pincus Transfer and/or any Options Issue; and (b) the total number of Sale Shares issued and outstanding;

“Antitrust Condition” has the meaning given in Clause 5.1.1;

“Articles” means the articles of incorporation of the Company and of Sub-Topco;

“Audited Accounts” means the consolidated audited accounts of the Company and its subsidiaries prepared as at the Audited Accounts Date;

“Audited Accounts Date” means 31 December 2020;

“Base Consideration” has the meaning given in Clause 3.1.1(a);

“Benefit Plan” means each compensation or employee benefit, bonus, incentive, severance, profit sharing, change of control, pension, retirement, deferred compensation, stock option, stock purchase, stock appreciation, health, welfare, medical, dental, disability, life insurance or similar plan, program, agreement or arrangement relating to the current or former employees, directors or individual independent contractors of the Group Companies;

“Break Fee” has the meaning given in Clause 6.7;

“Business” means the business of the Group Companies from time to time;

“Business Day” means any day that is not a Saturday or Sunday or a public holiday in London, England, New York, US or Guernsey, the Channel Islands;

“Cash Consideration” has the meaning given in Clause 3.1;

“CFIUS” has the meaning given in paragraph 11.a of Part B of Schedule 6;

“CFIUS Approval” has the meaning given in paragraph 11.a of Part B of Schedule 6;

“Change of Control Consent” means the Investor Sellers having provided to the Purchaser written documentation evidencing that the requisite percentage of lenders under the Existing Credit Agreement have provided their consent to a waiver and/or amendment of its terms in order to allow the facilities made available pursuant to the Existing Credit Agreement to remain in place following Completion;

“Change of Recommendation Break Fee” means an amount equal to US$150,000,000 (inclusive of any VAT chargeable thereon);

“Companies Act” means the UK Companies Act 2006;

“Company” means Connect Topco Limited, a private company limited by shares and incorporated in Guernsey under registered number 66184, having its registered office address at Redwood House, St Julian’s Avenue, St Peter Port, Guernsey GY1 1WA;

“Company Counsel” means Ogier (Guernsey) LLP of Redwood House, St Julian’s Avenue, St Peter Port, Guernsey GY1 1WA;

“Completion” means completion of the sale and purchase of the Sale Shares in accordance with Clause 8;

“Completion Cash Consideration Amount” means an amount equal to: (i) the Cash Consideration; less (ii) the aggregate of the Option Exercise Price amounts of all the Optionholder Sellers; less (iii) the aggregate of the Option Employee Tax Liability amounts of all the Optionholder Sellers; less (iv) the Holdback Amount;

“Completion Date” means the date on which Completion occurs;

“Conditions” has the meaning given in Clause 5.1;

“Confidential Information” means:

(a)

in relation to the obligations of the Purchaser, any information received directly or indirectly or held by the Purchaser (or any of its Representatives) relating to any Seller and/or any of its Affiliates from time to time and, prior to Completion only, relating to any Group Company or the Business; or

(b)

in relation to the obligations of any Seller, any information received directly or indirectly or held by or on behalf of such Seller (or any of its Representatives) relating to the Purchaser’s Group; and

(c)	the contents and existence of information detailed in and relating to, the provisions of, and negotiations leading to, this Agreement and the other Transaction Documents,

and, in each case, includes written information and information transferred to, or obtained from, one Party to or from, as the case may be, another Party orally, visually, electronically or by any other means;

“Confidentiality Agreement” means the confidentiality agreement dated 21 September 2020 and made between Inmarsat Group Holdings Limited and the Purchaser;

“Consideration” has the meaning given in Clause 3.1;

“Consideration Shares” means 46,363,636 fully paid and nonassessable Purchaser Shares;

“Cost Reimbursement Event” has the meaning given in Clause 6.6;

“Costs” means losses, damages, liabilities, professional fees, costs (including legal costs) and expenses;

“Data Room” has the meaning given to it in the Management Warranty Deed;

“DCSA” has the meaning given in paragraph 11.b of 7 of Schedule 6;

“Deed of Adherence” means a deed of adherence to this Agreement, in the Agreed Form (save in respect of the parties thereto and the number and type of Equity Securities of the Company or Sub-TopCo applicable to such person);

“Deed of Release” means one or more deeds of release (and any equivalent release document(s), notice(s) or form(s) required in applicable jurisdictions) pursuant to which all of the Third Party Security shall be released on the Completion Date, subject to receipt by the relevant recipient(s) (or their respective agents on their behalf) of the Outstanding Credit Agreement Debt;

“Deeds of Termination” means the deeds of termination with respect to each of the Shareholders’ Agreements in the Agreed Form;

“Default Interest” means interest at SONIA plus 4% per annum;

“Defaulting Party” has the meaning given in Clause 8.6;

“Determined” means in respect of any Relevant Losses: (i) an amount of such Relevant Losses which the Investor Sellers and the Purchaser have agreed in writing in respect of the Relevant Losses; or (ii) with respect to Relevant Losses other than Review Costs, an amount of such Relevant Losses which the Group and the relevant Governmental Entity have agreed in writing or which have been determined by way of judgment, notice, order or award given by the relevant Governmental Entity;

“Director Resignation Letter” has the meaning given in paragraph 1.1.3 of Schedule 3;

“Disclosed” means, in respect of one Party, fairly disclosed to another Party with sufficient detail for a reasonable person in the position of the receiving Party to identify the nature and scope of the fact, matter or circumstance disclosed;

“Disclosure Letter” means the disclosure letter from the Warrantors (as defined therein) to the Purchaser dated the date of this Agreement;

“DPA” has the meaning given in paragraph 11.a of Part B of Schedule 6;

“Draft Completion Schedule” means the excel spreadsheet setting out the template completion schedule, as at the date of this Agreement, in the Agreed Form;

“Encumbrance” means all security interests, mortgages, charges, pledges, liens, title retentions, options, equities, claims, interests or other third party rights (including rights of pre-emption, conversion or rights to acquire) of any nature whatsoever other than non-exclusive licences entered into in the ordinary course of business;

“Enhanced Financing Costs” has the meaning given in Schedule 9;

“Equity Securities” means, with respect to any person: (a) any shares of capital stock or other voting securities of, or other ownership interest in, such person; (b) any securities of such person convertible into or exchangeable for shares of capital stock or other voting securities of, or other ownership interests in, such person or any of its subsidiaries; (c) any warrants, calls, options or other rights to acquire from such person, or other obligations of such person to issue, any capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable for capital stock or other voting securities of, or other ownership interests in, such person or any of its subsidiaries; or (d) any restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of: (i) any capital stock or other voting securities of; (ii) other ownership interests in; or (iii) any business, products or assets of, such person or any of its subsidiary undertakings;

“Estimated Tax Cost Schedule” has the meaning given in Clause 17.16;

“Exchange Rate” means, with respect to a particular currency for a particular day, the spot bid rate of exchange for that currency into dollars on such date, at the rate quoted by Reuters at 4 pm in London on such date;

“Excluded Information” means, collectively: (i) any description of all or any portion of the Financing, including any “description of notes”, “plan of distribution” or information customarily provided by investment banks or their counsel or advisors in the preparation of an offering memorandum for debt securities pursuant to Rule 144A of the Securities Act; (ii) risk factors relating to, or any description of, all or any component of the financing contemplated thereby; (iii) any information required by Rule 3-09, Rule 3-10 or Rule 3-16 of Regulation S-X, any information regarding executive compensation related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A; (iv) consolidated financial statements, separate subsidiary financial statements, related party disclosures, or any segment information, in each case which are prepared on a basis not consistent with the Group Companies’ reporting practices for the periods presented pursuant to paragraph 1(a) of Part C of Schedule 2 (provided, that such financial statements shall in all cases be prepared in accordance with IASB IFRS, consistently applied); (v) pro forma financial information and pro forma financial statements; or (vi) projections (it being agreed the Group Companies shall not be required to provide any information or assistance relating to: (x) the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates, dividends (if any) and fees and expenses relating to such debt and equity capitalization or (y) any post-Completion or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Financing);

“Existing Credit Agreement” means the credit agreement dated 12 December 2019, between, among others, Connect Finco SARL and Connect U.S. Finco LLC as co-borrowers and Barclays Bank PLC as administrative agent and collateral agent, and the other Loan Documents (as defined in such credit agreement);

“Existing Financing Agreements” means the Existing Credit Agreement and the Existing Indenture;

“Existing Indenture” means the indenture dated 7 October 2019, between, among others, Connect Finco SARL and Connect U.S. Finco LLC as co-issuers and Wilmington Trust, National Association, as trustee;

“FATA” has the meaning given in Schedule 6;

“FCC” means the United States Federal Communications Commission;

“FDI Conditions” has the meaning given in Clause 5.1.2;

“Final Completion Schedule” has the meaning given in Clause 7.9;

“Final Tax Cost Schedule” has the meaning given in Clause 17.18;

“Financing” means the debt financing required by the Purchaser’s Group in connection with the Transaction (including under the Purchaser Financing Documents);

“FOCI” has the meaning given in paragraph 11.b of Part B of Schedule 6;

“FOCI Requirements” has the meaning given in paragraph 2 of Schedule 7;

“Funds” has the meaning given in Clause 9.3.15;

“Governmental Entity” means any supra-national, national, federal, state, municipal or local government (including any subdivision, court, other judicial body, legislature, administrative agency or commission or other authority thereof) or any quasi-governmental or private body exercising any regulatory, merger control, taxing, importing or other governmental or quasi-governmental authority, including the European Commission of the European Union;

“Group” means the Company and all of the Group Companies, taken as a whole;

“Group Companies” means the Company and each of its subsidiary undertakings, each being a “Group Company”;

“Holdback Amount” means US$30,000,000;

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

“IGL” means Inmarsat Global Limited;

“Indirect Holder Information” has the meaning given in Clause 17.17;

“Indirect Holders” has the meaning given in Clause 17.17;

“Individual Consideration” means, in respect of a Seller, together, the Cash Consideration payable and Consideration Shares to be issued to such Seller as notified to the Purchaser in the Final Completion Schedule;

“Intended Tax Treatment” means a taxable acquisition under Section 1001 of the U.S. Tax Code and/or qualified stock purchase under Section 338(d)(3) of the U.S. Tax Code of the Sale Shares from the Sellers by the Purchaser for United States federal and applicable state and local income Tax purposes;

“Investor Seller’s Group” means, in respect of an Investor Seller, such Investor Seller and its Affiliates;

“Law” means any applicable and binding law (including common law), legislation, statute, code, executive order, requirement, ordinance, rule, regulation or Order of any Governmental Entity;

“Leakage” means:

(a)

any dividend, bonus issue or other distribution of capital, income or profit declared, paid or made or any repurchase, redemption, repayment or return of share or loan capital (or any other relevant securities) by any Group Company to any Seller or any of their respective Affiliates (save for any Group Company) (each a “Leakage Party”);

(b)

any payment (including any management, monitoring or service) made by any Group Company to, or assets transferred to or liabilities assumed, guaranteed, indemnified or incurred by any Group Company, for the benefit of, any Leakage Party;

(c)	the indemnification or assumption of any liability of, or for the benefit of, any Leakage Party by any Group Company;

(d)	any waiver by any Group Company of any amount owed to that Group Company by any Leakage Party;

(e)	the creation of any Encumbrance over any asset or right of any Group Company in favour, or for the benefit, of any Leakage Party;

(f)	the payment or incurrence of any Seller Transaction Costs by any Group Company;

(g)	the payment or incurrence of any Relevant Losses that have been Determined;

(h)	the payment by any Group Company of any Retention Bonuses;

(i)	the payment by any Group Company of any Transaction Bonuses;

(j)	the sale, purchase, transfer, surrender or disposal of any asset by any Group Company to, or for the benefit of, any Leakage Party other than to the extent at fair market value;

(k)	the making of any gift or other gratuitous payment by a Group Company to or for the benefit of any Leakage Party;

(l)

the entry into of any agreement or the making of any arrangement, as the case may be, by any Group Company to do or give effect to any matter referred to in (a) to (k) (inclusive) above (notwithstanding that the relevant amount of Leakage pursuant to such agreement or arrangement may only become due and payable following Completion); and

(m)	any Tax payable by any Group Company in respect of or in consequence of any of the matters referred to in paragraphs (a) to (l) (inclusive) above,

but, in each case: (A) does not include: (i) any Permitted Leakage; or (ii) any amount in respect of VAT which is actually recoverable as input tax by any Group Company (or by the representative member of any group for VAT purposes of which the relevant Group Company is a member after Completion); and (B) is net of any cash Tax saving realised or reasonably expected to be realised in the accounting period in which the Leakage occurs (or in the immediately subsequent, or any prior, accounting period) as a result of or in connection with any of the matters referred to in paragraphs (a) to (l) (inclusive) above;

“Leakage Claim” means a claim made by the Purchaser pursuant to Clause 4;

“Leakage Claim Period Date” has the meaning given in Clause 4.3;

“Liability Percentage” means, with respect to each Seller, the percentage of the relevant Seller Claim or the relevant Leakage Claim (as the case may be) that such Seller shall be liable for, determined, as at the date of such Seller Claim or Leakage Claim (as the case may be), as the proportion that the Individual Consideration of such Seller bears to the Consideration of all Sellers liable in respect of such Seller Claim or Leakage Claim. The Liability Percentage shall be conclusively determined by the Investor Sellers (acting reasonably) and shall be binding on all Parties. The sum of Liability Percentages of all Sellers in respect of such Seller Claim or Leakage Claim shall always be 100%. The Liability Percentage shall be zero for any Seller who is not liable in respect of such Seller Claim or Leakage Claim;

“Long Stop Break Fee” means an amount equal to US$200,000,000 (inclusive of any VAT chargeable thereon);

“Long Stop Date” means the later of (i) the date that is 18 months after the date of this Agreement; and (ii) such later date as determined pursuant to Clause 8.2;

“Management Roll-Up” means the exchange, before Completion, by each Management Seller and each Optionholder Seller of such Management Seller’s or Optionholder Seller’s Management Sub-Topco Shares for such Management Seller’s or Optionholder Sellers’ Sale Shares;

“Management Roll-Up Condition” has the meaning given in Clause 5.1.5;

“Management Seller Transfer” has the meaning given in Clause 15.6;

“Management Sellers’ Representative” has the meaning given in Clause 14.6;

“Management Sub-Topco Shares” means: (i) in respect of each Management Seller, the shares in the capital of Sub-Topco set out opposite such Management Seller’s name in Part B of Schedule 1 and/or in the Allocation Schedule; and (ii) in respect of each Optionholder Seller, the shares in the capital of Sub-Topco transferred to the Optionholder Seller following exercise of the Optionholder Seller’s Options and set out opposite such Optionholder Seller’s name in the Allocation Schedule;

“Management Warranty Deed” means the management warranty deed entered into on the date of this Agreement between the Warrantors (as defined therein) and the Purchaser;

“Material Completion Obligations” has the meaning given in Clause 8.7;

“Material Contract” means a contract involving a total annual income exceeding US$40,000,000 or a total annual expenditure exceeding US$40,000,000, in each case by a Group Company;

“Material Subsidiary” means, in respect of the Purchaser, a subsidiary undertaking of the Purchaser that would be a “Significant Subsidiary” within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC;

“Minimum Price” has the meaning set forth in Attachment 1 of the Purchaser Disclosure Letter;

“NASDAQ” means the NASDAQ Stock Market;

“Net Holdback Amount” means an amount equal to: (i) the Holdback Amount; less (ii) any Relevant Losses that have been Determined to the extent recovered by the Purchaser under Clause 4 or deducted from the Cash Consideration pursuant to Clauses 3.1.1(b) and 4.5; less (iii) any Enhanced Financing Costs that have been deducted from the Cash Consideration pursuant to Clause 3.1.1(d);

“NISPOM” has the meaning given in paragraph 2 of Schedule 7;

“Nominee” means an entity holding Nominee Shares, shares in the capital of Sub-Topco and/or Sale Shares for the benefit of certain employees and/or directors of the Group, including any Replacement Nominee. On the date of this Agreement the sole Nominee is the Company;

“Nominee Shares” means the shares in the capital of Sub-Topco which, on the date of this Agreement, are held by the Nominee as set out in Part B of Schedule 1;

“Nominee Substitution Notice” has the meaning given in Clause 15.1;

“Nominee Transfer” has the meaning given in Clause 15.1;

“Normal Business Hours” has the meaning given in Clause 14.3;

“Notified Leakage Amount” has the meaning given in Clause 4.5;

“NS&I Act” has the meaning given in paragraph 2 of 7 of Schedule 6;

“Option Employee Tax Liability” means, in respect of any Optionholder Seller, the aggregate amount of any income Tax and employee national insurance contributions or any similar or equivalent Taxes payable by or on behalf of or on account of such Optionholder Seller in connection with the exercise of the Options held by such Optionholder Seller;

“Option Exercise Price” means, in respect of any Optionholder Seller, the exercise price set out next to such Optionholder Seller’s name in Part C of Schedule 1 and/or the Allocation Schedule;

“Options” means any option(s) granted and/or to be granted to any person to purchase C ordinary shares of £0.10 each in the capital of Sub-Topco;

“Options Issue” has the meaning given in Clause 15.8;

“Order” means any applicable and binding order, judgment, injunction, award, decree, edict, decision, opinion, ruling, verdict, writ, assessment, charge, stipulation or other determination of any Governmental Entity;

“Other Seller” means any person who prior to Completion executes and delivers to the Purchaser and Investor Sellers a Deed of Adherence in connection with its, his or her acquisition of Sale Shares after the date of this Agreement in accordance with the terms hereof;

“Outstanding Credit Agreement Debt” means the aggregate amount required to be paid by the Group Companies in order:

(a)	to discharge all amounts outstanding under the Existing Credit Agreement (and to terminate all commitments made available thereunder); and

(b)	to release the Third Party Security,

in each case on the Completion Date (including all amounts of principal, accrued interest, costs and Taxes (including increased payments in respect of Taxes)), such amount to be set out in the Payoff Letter;

“Payoff Letter” means a payoff letter from the agent under the Existing Credit Agreement;

“Permits” means all permits, approvals, authorisations, certificates, consents, franchises, licences, concessions and rights issued or authorised by any Governmental Entity (as amended or modified) to, or held by, any Group Company, including for the operation of channels of radio communication or the provision of communications services;

“Permitted Interim Financing” has the meaning given in paragraph 1.7 of Part B of Schedule 2;

“Permitted Leakage” means any payment set out or referred to in Schedule 4;

“Pre-Completion Dividend” has the meaning given in Clause 7.5;

“Pre-Completion Dividend Interest Amount” means the aggregate amount of interest payable under the Existing Credit Agreement in the Pre-Completion Period in respect of any amount drawn under the Group’s revolving credit facility to the extent it was necessary to fund any Pre-Completion Dividend;

“Pre-Completion Event” has the meaning given in Clause 11.4;

“Pre-Completion Period” means the period from and including the date of this Agreement up to and including Completion;

“Press Announcement” has the meaning given in Clause 13.2.1;

“Process Agent” has the meaning given in Clause 17.45;

“Purchaser 401(k) Plan” means the Purchaser’s 401(k) Profit Sharing Plan;

“Purchaser Capitalisation Date” has the meaning given in Clause 9.3.12;

“Purchaser Change of Recommendation” has the meaning given in paragraph 5.a.iii of Schedule 5;

“Purchaser Charter Amendment” means the amendment or amendment and restatement of the Purchaser’s certificate of incorporation solely to effect an increase of the number of authorised Purchaser Shares from 100,000,000 to an amount to be determined by the Purchaser; provided, that such amount shall be no less than 150,000,000 and not more than 200,000,000;

“Purchaser Data Room” has the meaning given to ‘Data Room’ in the Purchaser Warranty Deed;

“Purchaser Disclosure Letter” means the disclosure letter relating to the Purchaser Warranty Deed and entered into by the Purchaser and the Sellers at the date of this Agreement;

“Purchaser Equity Awards” means the awards granted under the Purchaser Equity Plans or the Purchaser ESPP;

“Purchaser Equity Plans” means the Purchaser’s 1996 Equity Participation Plan, the RigNet, Inc. 2010 Omnibus Incentive Plan and the RigNet, Inc. 2019 Omnibus Incentive Plan;

“Purchaser ESPP” means the Purchaser’s Employee Stock Purchase Plan;

“Purchaser Financing Documents” has the meaning given in Clause 9.3.15;

“Purchaser’s Audited Accounts” means the consolidated audited accounts of the Purchaser’s Group as at 31 March 2021 and as filed on Form 10-K on 28 May 2021;

“Purchaser’s Group Completion Information” means a certified copy of a structure diagram showing the Purchaser and each of its subsidiaries at Completion (excluding the Company and the Group Companies);

“Purchaser Options” means options to purchase Purchaser Shares issued pursuant to the Purchaser Equity Plans;

“Purchaser Organisational Documents” has the meaning given in paragraph 1 of Schedule 5;

“Purchaser RSUs” means restricted stock units that are subject to vesting restrictions based on continuing service and/or based on performance and representing the right to be issued Purchaser Shares upon vesting pursuant to the Purchaser Equity Plans;

“Purchaser Shareholder Approval” has the meaning given in paragraph 1 of Schedule 5;

“Purchaser Shareholders’ Agreement” means the shareholders’ agreement entered into on the date of this Agreement between the Investor Sellers and the Purchaser;

“Purchaser Shares” means the shares of common stock, par value US$0.0001 per share, of the Purchaser;

“Purchaser’s Account” means such bank account as the Purchaser notifies to the Investor Sellers in writing not less than three Business Days prior to any payment due to the Purchaser under any Transaction Document;

“Purchaser’s Group” means the Purchaser and its Affiliates (which, following Completion, shall include the Group) but excluding TrellisWare (unless a TrellisWare Buy-Out has occurred, in which case TrellisWare shall be deemed to be a member of the Purchaser’s Group);

“Purchaser’s Warranties” means the warranties given by the Purchaser pursuant to Clause 9.3;

“Purchaser Warranty Deed” means the warranty deed entered into by the Purchaser and the Sellers on the date of this Agreement;

“Registration Rights Agreement” means the registration rights agreement, in the Agreed Form, to be entered into between the Investor Sellers and the Purchaser on or prior to Completion;

“Regulation” has the meaning given in Part A of Schedule 6;

“Regulatory Conditions” has the meaning given in Clause 5.1.3;

“Relevant Person” has the meaning given in Clause 11.3;

“Relevant Losses” has the meaning given in Schedule 9;

“Relevant Seller” has the meaning given in Clause 4.5;

“Relief” means, unless the context otherwise requires, any relief, loss, allowance, credit, deduction, exemption or set off in respect of any Tax or relevant to the computation of any income, profits or gains for the purposes of any Tax, or right to or actual repayment or refund of or saving of Tax (including any repayment supplement, fee or interest in respect of any Tax);

“Replacement Nominee” has the meaning given in Clause 15.1;

“Representatives” means, in relation to a Party, its respective Affiliates and the directors, officers, employees, agents, advisers, accountants, auditors, insurers and consultants of such Party and/or of its Affiliates;

“Retention Bonuses” means any bonuses, incentives or commission payable, paid, triggered or accelerated or agreed to be paid to the employees of the Group as remuneration for services provided or to be provided by such employees in connection with the ongoing trade of the Group after the Audited Accounts Date (but, in each case, excluding: (a) any bonuses paid or payable in the ordinary course, in accordance with past practice or pursuant to any contract or arrangement in force on the Audited Accounts Date; and (b) any increase in any bonus as a result of any action or decision taken by or at the direction of the Purchaser following Completion), together with any employer’s national insurance contributions, social security Tax, apprenticeship levy, health and social care levy or other similar taxes thereon;

“Review” has the meaning given in paragraph 1 of Schedule 9;

“Review Costs” means any professional or other out-of-pocket third party fees, expenses or other costs paid or incurred by any Group Company in connection with the Review and implementation of any Recommendations and other remedial actions undertaken by the Group and arising out of the Review prior to Completion (in each case, including any irrecoverable VAT in respect of such costs), but excluding any Relevant Losses;

“Review Counsel” has the meaning given in paragraph 2 of Schedule 9;

“Sale Shares” means the entire issued capital of the Company, comprising: (i) in respect of each Investor Seller, the number of Shares set out opposite such Investor Seller’s name in Part A of Schedule 1; (ii) in respect of each Management Seller and Optionholder Seller, the number of Shares issued, exchanged and/or transferred to such Management Seller or Optionholder Seller pursuant to the Management Roll-Up and set out opposite such Management Seller’s or Optionholder Seller’s name in the Allocation Schedule; and (iii) in respect of any Other Seller, the number of Shares set out opposite such Other Seller’s name in the Allocation Schedule;

“Sanctions Laws” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State; or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom;

“Scheduled Completion Date” means the date on which Completion is to take place, determined in accordance with Clause 8.1;

“Section 338 Election Commitment” has the meaning given in Clause 17.20;

“Seller Account” means, with respect to: (i) each Investor Seller and Other Seller, a bank account in the name of such Investor Seller or Other Seller or an Affiliate of such Investor Seller or Other Seller (as applicable) and/or any other person authorised (as reasonably evidenced to the Purchaser) to receive funds on behalf of all or such Investor Seller or Other Seller; and (ii) the Management Sellers and the Optionholder Sellers, one or two bank accounts in the name of a Group Company, a payment agent and/or any other person authorised (as reasonably evidenced to the Purchaser) to receive funds on behalf of all or some of the Management Sellers and the Optionholder Sellers, in each case details of which are set out in the Final Completion Schedule;

“Seller Cash Consideration” means, with respect to each Seller, such portion of the Cash Consideration as set out opposite each Seller’s name in the Final Completion Schedule;

“Seller Claim” means any claim, proceeding, suit or action against any Seller in respect of any breach, indemnity, covenant, agreement, undertaking or other matter whatsoever under or pursuant to this Agreement or any other Transaction Document (other than the Management Warranty Deed, the Registration Rights Agreement or the Purchaser Shareholders’ Agreement), other than a Leakage Claim;

“Seller Completion Cash Consideration Amount” means, with respect to each Seller, such portion of the Completion Cash Consideration Amount as set out opposite such Seller’s name in the Final Completion Schedule;

“Seller Consideration Shares” means, with respect to each Seller, such number of Consideration Shares as set out opposite each Seller’s name in the Final Completion Schedule;

“Seller Transaction Costs” means any reasonably incurred professional or other out-of-pocket fees, expenses or other costs paid or agreed to be paid or incurred or owing by any Group Company in connection with the preparation, consideration, negotiation and/or implementation of this Agreement and the Transaction (including any irrecoverable VAT in respect of such costs) but excluding such costs and expenses incurred by any Group Company in connection with the Financing, repayment of the Outstanding Credit Agreement Debt or with any management incentive arrangements to be put in place on and/or following Completion;

“Sellers’ Solicitors” means Kirkland & Ellis International LLP of 30 St Mary Axe, London EC3A 8AF;

“Shareholder Approval Condition” has the meaning given in Clause 5.1.4;

“Shareholder Approval Failure Costs” means an amount in US Dollars equal to the aggregate of the out-of-pocket expenses, costs, fees, and charges (excluding any VAT except for any irrecoverable VAT in respect of such expenses, costs, fees or charges), in each case to the extent reasonably and actually incurred by, or on behalf of, any Group Company or any Sellers and/or any of their respective Affiliates in connection with the preparation, consideration, negotiation and/or implementation of this Agreement and the Transaction, provided that such amount shall not exceed: (i) if a Cost Reimbursement Event occurs prior to date that is nine months after the date of this Agreement, US$25,000,000; or (ii) if a Cost Reimbursement Event occurs on or after the date that is nine months after the date of this Agreement, US$40,000,000 but, in each case, excluding any fees paid or payable to any of the Sellers’ or the Group’s professional advisers or other service providers which are paid or payable at the sole discretion of a Seller and/or member of the Group;

“Shareholders’ Agreements” means:

(a)	the amended and restated investment agreement dated 9 June 2020 made between, amongst others, the Company and the Investor Sellers; and

(b)	the investment deed dated 9 June 2020 made between, amongst others, the Company, Sub-Topco, Connect Midco Limited, Connect Bidco Limited and the Management Sellers;

“Shares” means the ordinary shares of US$1.00 each in the capital of the Company;

“Sub-Topco” means Connect Sub-Topco Limited, a private company limited by shares and incorporated in Guernsey under registered number 66185, whose registered office is at Redwood House, St Julia’s Avenue, St Peter Port, Guernsey GY1 1WA;

“Surviving Provisions” means Clauses 1, 6, 9.7, 10, 13, 14, 16, 17.2 and 17.22 to 17.46;

“Tax” or “Taxation” means:

(a)	taxes on gross or net income, profits or gains; and

(b)

all other taxes, contributions, levies, duties, imposts, charges, deductions or withholdings and liabilities in the nature of tax, including any excise, property, wealth, capital, value added, sales, receipts, use, occupation, transfer, franchise and payroll taxes and any national insurance or social security contributions (or similar charges) imposed by a Governmental Entity, together with all penalties, charges, fines and interest relating to any of the foregoing, regardless of whether any such taxes, contributions, levies, duties, imposts, charges, deductions, withholdings, liabilities, penalties, charges, fines and interest are chargeable directly or primarily to any Group Company or any other person;

“Tax Leakage” means any Leakage falling within paragraph (m) of the definition of Leakage;

“Taxation Authority” means any taxing or other authority of a Governmental Entity competent to impose any liability in respect of Taxation or responsible for the administration, management and/or collection of Taxation;

“Third Party Security” means each of the security agreements, mortgages, collateral assignments, pledge agreements or other similar agreements delivered to the security agent under the Existing Credit Agreement and each of the other agreements, instruments or documents that creates or purports to create a lien in favour of the security agent (for the benefit of the secured parties) and/or the secured parties under the Existing Credit Agreement (but excluding any such arrangements to the extent they secure, or are otherwise granted in connection with, obligations under the Existing Indenture);

“Transaction” means the transactions contemplated by the Transaction Documents;

“Transaction Bonuses” means any bonuses, incentives or commissions payable, paid, triggered or accelerated or agreed to be paid to the employees or directors of the Group directly in connection with, or as a result of, the Transaction (but excluding any (i) bonuses paid or payable by the Group in the ordinary and usual course, including any such bonuses paid or payable pursuant to the Inmarsat Long Term Incentive Plan, the Inmarsat All Employee Plan (each to the extent the relevant amounts are accrued in the Audited Accounts or will be accrued in the ordinary course and in a manner consistent with past practice and recorded as such in the audited accounts of the Group when prepared on a basis consistent with such past practice) and/or any such bonuses funded by proceeds paid or payable with respect to Nominee Shares (together “Permitted Bonuses”); and (ii) Agreed Retention Bonuses), together with any employer’s national insurance contributions, social security Tax or apprenticeship levy thereon;

“Transaction Documents” means this Agreement, the Management Warranty Deed, the Disclosure Letter and each document in the Agreed Form and any other document entered into or to be entered into pursuant to this Agreement;

“Transfer Tax” has the meaning given in Clause 17.10;

“Transferring Nominee” has the meaning given in Clause 15.1;

“TrellisWare” means TrellisWare Technologies, Inc, a Delaware corporation;

“TrellisWare Buy-Out” has the meaning given in paragraph 1.2 of Part B of Schedule 2

“UK DB Plan” means the Inmarsat UK Pension Plan;

“UK DB Plan Buyout” means the proposed buy-in and buy-out of the UK DB Plan;

“UK Secretary of State” has the meaning given in paragraph 2 of 7 of Schedule 6;

“Unaccredited Investor” means any person that is not an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act;

“Upstream Loan” means the intercompany loan dated 24 February 2021 from IGL (as lender) to Connect Midco Limited (as borrower);

“VAT” means any Tax chargeable under or imposed pursuant to the Value Added Tax Act 1994, any Tax chargeable under or imposed pursuant to or in compliance with EC Directive 2006/112/EC, and any other Tax of a similar nature whether imposed in any member state of the European Union or the United Kingdom in substitution for or levied in addition to such Tax, or any similar or comparable Tax imposed elsewhere;

“VAT Payee Party” has the meaning given in Clause 17.9;

“VAT Paying Party” has the meaning given in Clause 17.9;

“Voting Support Agreement” means each voting support agreement in the Agreed Form and entered into between the Investor Sellers and certain of the Purchaser’s Shareholders on or prior to the date of this Agreement; and

“Warburg Pincus Transfer” has the meaning given in Clause 15.4.

1.2	References to the “Parties” are to the parties to this Agreement from time to time (including any person who becomes a party to this Agreement pursuant to a Deed of Adherence), and each is a “Party”.

1.3	References to “Clauses” are to the Clauses of this Agreement.

1.4

References to the “Introduction” and the “Schedules” are to the introduction and schedules to this Agreement, which form part of this Agreement and have the same force and effect as if set out in the body of this Agreement.

1.5	Where any capitalised term is defined within a particular Clause in the body of this Agreement, that term shall bear the meaning ascribed to it in that Clause wherever it is used in this Agreement.

1.6	The table of contents and headings to Clauses and Schedules and are included for ease of reference only, and are not to affect the interpretation of this Agreement.

1.7	In this Agreement, unless expressly stated otherwise:

1.7.1	the words “include” or “including” (or any similar term) are not to be construed as implying any limitation;

1.7.2	general words shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters or things;

1.7.3	words indicating gender shall be treated as referring to the masculine, feminine or neuter as appropriate;

1.7.4

a reference to a statute, statutory provision or subordinate legislation (“legislation”) refers to such legislation as amended and in force from time to time and to any legislation that (either with or without modification) re-enacts, consolidates or enacts in rewritten form any such legislation;

1.7.5

any reference to any document other than this Agreement is a reference to that other document as amended, varied, supplemented, or novated (in each case, other than in breach of the provisions of this Agreement) at any time;

1.7.6	except as otherwise expressly provided in this Agreement, references to the time of day are to London time;

1.7.7	references to US$, U.S. Dollars, USD or dollars are references to the lawful currency from time to time of the United States of America;

1.7.8

for the purposes of applying a reference to a monetary sum expressed in dollars, an amount in a different currency shall be deemed to be an amount in dollars translated at the Exchange Rate at the relevant date (or, in respect of any amounts to be reflected in the Final Completion Schedule, at the date which is one Business Day prior to the delivery of the Final Completion Schedule to the Purchaser) and, in respect of any payment obligation, the relevant date shall be the date on which such payment first becomes due and payable;

1.7.9

a reference to something being “in writing” or “written” includes any mode of representing or reproducing words in visible form that is capable of reproduction in hard copy form, including words transmitted by email but excluding any other form of electronic or digital communication;

1.7.10

a reference to a document or communication being “signed” by or on behalf of any person means signature in manuscript by that person or his duly authorised agent or attorney (which manuscript signature may be affixed and/or transmitted by email or a recognised electronic execution platform) and not any other method of signature;

1.7.11

any reference to a “person” includes any individual, body corporate, trust, partnership, joint venture, unincorporated association or Governmental Entity, in each case whether or not having a separate legal personality, and any reference to a “company” includes any company, corporation or other body corporate, but not any limited partnership or limited liability partnership wherever and however incorporated or established;

1.7.12

any reference to a “holding company” or a “subsidiary” means a “holding company” or “subsidiary” as defined in section 1159 of the Companies Act, save that a company shall be treated for the purposes of the membership requirement contained in sections 1159(1)(b) and (c) as a member of another company even if its shares in that other company are registered in the name of (i) its nominee or (ii) another person (or its nominee) by way of security or in connection with the taking of security. Any reference to an “undertaking” shall be construed in accordance with section 1161 of the Companies Act and any reference to a “parent undertaking” or a “subsidiary undertaking” means respectively a “parent undertaking” or “subsidiary undertaking” as defined in section 1162 of the Companies Act, save that an undertaking shall be treated for the purposes of the membership requirement in sections 1162(2)(b) and (d) and section 1162(3)(a) as a member of another undertaking even if its shares in that other undertaking are registered in the name of (i) its nominee or (ii) another person (or its nominee) by way of security or in connection with the taking of security. Such references to an “undertaking”, a “subsidiary undertaking” or a “parent undertaking” shall be amended, where appropriate, by the Limited Liability Partnerships (Accounts and Audit) (Application of Companies Act 2006) Regulations 2008;

1.7.13

in relation to a limited liability partnership, references to “directors” or “employees” shall be taken as a reference to the members and (where applicable) employees of that limited liability partnership;

1.7.14

any reference to “procure”, where used in the context of a Party, means that Party undertaking to lawfully exercise its voting rights and to use any and all other powers vested in it from time to time through contractual arrangements or as a shareholder of any other person, to ensure the relevant outcome;

1.7.15	any reference to “to the extent that” shall mean “to the extent that” and not solely “if”, and similar expressions shall be construed in the same way;

1.7.16

any reference to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than England, be deemed to include what most nearly approximates in that jurisdiction to the English legal term; and

1.7.17

in the event any claim is made by any Party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Party or its advisers.

1.8

The obligations of each Seller under this Agreement are several (and not joint or joint and several). No claim may be made against any Seller in respect of any breach of this Agreement by any other Seller.

2	Sale and purchase

Agreement to sell and purchase

2.1

On and subject to the terms of this Agreement and upon Completion, each Seller shall sell, and the Purchaser shall purchase, the Sale Shares, in each case, free from all Encumbrances and with full title guarantee and all rights attached or accruing to such Sale Shares at Completion, including the right to receive all distributions and dividends declared, paid or made after Completion.

Waiver of pre-emption rights

2.2	Each Seller hereby irrevocably waives any and all rights in respect of the Sale Shares that may have been conferred on such Seller by the Articles, any Shareholders’ Agreement or otherwise, including:

2.2.1	any rights of redemption, pre-emption, first refusal or transfer;

2.2.2	any rights relating to the terms of transfer and/or the consideration, interest and/or dividends receivable for or on any Shares; and

2.2.3	any rights to acquire any Shares.

3	Consideration

Amount

3.1	The total consideration for the purchase of the Sale Shares under this Agreement (the “Consideration”) shall be:

3.1.1	an amount (the “Cash Consideration”) equal to the aggregate of:

(a)	US$850,000,000 (the “Base Consideration”); less

(b)	an amount equal to the Aggregate Notified Leakage Amount (if any); less

(c)	an amount equal to the Aggregate Pre-Completion Dividend Amount; less

(d)	an amount equal to any Enhanced Financing Costs; plus

3.1.2	the Consideration Shares.

3.2

Following the delivery of the Final Completion Schedule under Clause 7.9, the Cash Consideration (taking into account the Aggregate Notified Leakage Amount) and the Consideration Shares and the Individual Consideration for each Seller shall be deemed to be updated to reflect the relevant amounts detailed in the Final Completion Schedule.

3.3

Without prejudice to Part B of Schedule 2, if, at any time during the period from the date of this Agreement to Completion, the outstanding Purchaser Shares shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any subdivision, reclassification, reorganisation, recapitalisation, split, combination, contribution or exchange of shares, or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any event having a similar effect shall have occurred, the number of Consideration Shares to be issued pursuant to this Agreement shall be correspondingly adjusted to provide the Sellers the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Clause 3.3 shall be construed to permit the Purchaser to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

3.4	Each Optionholder Seller irrevocably authorises and directs the Purchaser, and the Purchaser agrees at Completion, to:

3.4.1	deduct an amount equal to the aggregate of such Optionholder Seller’s: (i) Option Exercise Price; and (ii) Option Employee Tax Liability, from such Optionholder Seller’s Seller Cash Consideration;

3.4.2

pay or procure the payment of an amount equal to such Optionholder Seller’s Option Exercise Price to the Company (or its nominee) on behalf of such Optionholder Seller in full settlement of the aggregate exercise price payable by such Optionholder Seller to the Company in respect of the Options exercised by such Optionholder Seller; and

3.4.3

pay or procure the payment of an amount equal to such Optionholder Seller’s Option Employee Tax Liability to such Optionholder Seller’s employing company in reimbursement of such Option Employee Tax Liability.

Consideration settlement

3.5	The Consideration shall be satisfied by the Purchaser by:

3.5.1

at Completion, with respect to the Consideration Shares, subject to Clause 3.9, the issue by the Purchaser to each Seller (or, with respect to an Investor Seller only, any Affiliate of such Investor Seller as may be notified to the Purchaser in the Final Completion Schedule) of such Seller’s Seller Consideration Shares; and

3.5.2

at Completion, with respect to the Cash Consideration: (i) the payments in cash of the Completion Cash Consideration Amount as set out in the Final Completion Schedule and payable in accordance with Clause 8.4 and Schedule 3; and (ii) the deductions to be made pursuant to Clause 3.4.1.

3.6

Any payment made in satisfaction of a liability arising under a Seller Claim, a Leakage Claim or under the Management Warranty Deed shall, to the extent possible and notwithstanding whether such payment is a cash payment, adjust the Consideration for the relevant Sale Shares.

3.7

The Sellers agree that: (i) the Consideration shall be apportioned between the Sellers in the Final Completion Schedule pursuant to the Articles and Shareholders’ Agreements (provided that: (a) the number of Unaccredited Investors to whom Consideration Shares will be issued shall not exceed 35; and (b) the number of non-Investor Sellers to whom Consideration Shares will be issued and who are not “Qualified Investors” (as defined in Article 2(e) of the UK Prospectus Regulation) shall not exceed 150 in the United Kingdom or any Member State of the European Union, respectively); and (ii) the Purchaser shall not be concerned with such apportionment and payment of the Consideration by the Purchaser pursuant to and in accordance with Clause 3.5 shall constitute satisfaction of the Purchaser’s payment obligations under Clause 3.1.1 in respect of all Sellers.

3.8

The Consideration shall be apportioned between the Sale Shares such that a portion of the Sale Shares having equal value to the Cash Consideration shall be purchased solely for the Cash Consideration, and the remaining Sale Shares shall be purchased for the Consideration Shares.

3.9

The Investor Sellers may, by written notice to the Purchaser on or before the date which is eleven Business Days prior to the Scheduled Completion Date, direct that all or some of any Seller Consideration Shares to be issued to the Nominee in respect of any Nominee Shares to be issued the underlying Purchaser Share Recipient for whom such Nominee is holding the Nominee Shares pursuant to nominee arrangements between such person(s) and such Nominee.

4	Leakage

4.1

Each Seller severally (but not jointly or jointly and severally) warrants, covenants and undertakes, in respect of itself and its Affiliates only, to the Purchaser that if there has been Leakage from (but excluding) the Audited Accounts Date up to (but excluding) the date of this Agreement or there is Leakage in the Pre-Completion Period then, such Seller shall severally (but not jointly or jointly and severally), subject to Clauses 4.3 to 4.4 (inclusive), following Completion, pay in cash to the Purchaser on demand a sum equal (on a dollar for dollar basis) to the amount of such Leakage received, or agreed or arranged to be received in the case of paragraph (k) of the definition of Leakage, by or on behalf of, or for the benefit of, such Seller, in each case as the case may be (and that Seller shall be treated as having received or benefited from any related Tax Leakage).

4.2

If any of the matters described in Clauses 4.1 or 4.2 occurs or has occurred and such Leakage relates to Relevant Losses or is otherwise not received by or on behalf of, or for the benefit of, a Seller, each of the Sellers shall pay or procure payment in cash to the Purchaser on demand a sum equal (on a dollar for dollar basis) to such proportion of the Leakage as is equal to such Seller’s Liability Percentage.

4.3

The liability of each Seller pursuant to this Clause 4 shall terminate on the date falling six months after Completion (the “Leakage Claim Period Date”) unless prior to that date the Purchaser has notified the relevant Seller(s) in writing of any Leakage, setting out the identity of the relevant Sellers and the amount and reasonable details of such Leakage, together with reasonable evidence thereof (to the extent known to the Purchaser at the date of such notification), in which case, in relation to the relevant Leakage so notified, the relevant Seller(s) shall remain liable until any relevant claims have been satisfied, settled or withdrawn.

4.4

The aggregate liability of any Seller in respect of all and any Leakage Claims shall be limited to, and shall in no event exceed, the lower of: (i) an amount equal to the aggregate of: (a) any Leakage actually received by or on behalf of, or for the benefit of, or attributable to, that Seller or any of its Affiliates, in each case as the case may be (and that Seller shall be treated as having received or benefited from any related Tax Leakage); and (b) if any of the matters described in Clauses 4.1 or 4.2 occurs or has occurred and such Leakage relates to Relevant Losses or is otherwise not received by or on behalf of, or for the benefit of, or attributable to, a Seller or any of its Affiliates, a sum equal to such proportion of the Leakage as is equal to such Seller’s Liability Percentage; and (ii) the Consideration actually received by such Seller, provided that the maximum aggregate liability of the Sellers in respect of the Relevant Losses shall be an amount equal to the Holdback Amount less any Enhanced Financing Costs, and the sole and exclusive remedy of the Purchaser in respect of any Relevant Losses shall be a deduction from the Cash Consideration in accordance with Clauses 3.1.1(b) and 4.5 and (as applicable) the Holdback Amount in accordance with Clause and 8.9.

4.5

If the board of directors of Connect Bidco Limited becomes aware of any Leakage in relation to one or more Sellers (on its own behalf or on behalf of any of its Affiliates) (each a “Relevant Seller”) on or prior to the date falling eleven Business Days prior to the Scheduled Completion Date, the Investor Sellers shall notify the Purchaser in writing of such Leakage and the amount of such Leakage in the Final Completion Schedule (the “Notified Leakage Amount”), and, in each such case, pursuant to Clause 3, the share of the Cash Consideration that would have been payable in cash to such Relevant Seller shall so far as possible be reduced by an amount equal to such Notified Leakage Amount, which shall discharge the Relevant Seller’s obligation to make payment of such Notified Leakage Amount pursuant to Clause 4.1 to the extent of the reduction, provided that, if and to the extent that the aggregate Notified Leakage amount in respect of the Relevant Seller is greater than that Relevant Seller’s share of the Cash Consideration, such Relevant Seller’s Consideration Shares shall be reduced accordingly.

4.6

The Parties agree that Clauses 4.1 and 4.2 (and, in respect of Relevant Losses, Clause 8.9) shall be the sole and exclusive remedy of the Purchaser for any breach of this Clause 4 by any Seller, provided that nothing in this Clause 4.6 shall release any Seller from liability for fraud.

5	Conditions to Completion

Conditions

5.1	Completion shall be conditional on the following events occurring (the “Conditions”):

5.1.1	the conditions set forth in Part A of Schedule 6 having been satisfied (the “Antitrust Conditions”);

5.1.2	the conditions set forth in Part B of Schedule 6 having been satisfied (the “FDI Conditions”);

5.1.3	the conditions set forth in Part C of Schedule 6 having been satisfied (the “Consent Conditions” and together with the Antitrust Conditions and the FDI Conditions the “Regulatory Conditions”);

5.1.4	the Purchaser Shareholder Approval having been obtained (the “Shareholder Approval Condition”);

5.1.5	the conditions set forth in paragraph 1 of Schedule 9 having been satisfied; and

5.1.6	the Management Roll-Up has completed (the “Management Roll-Up Condition”).

5.2	The Parties shall comply with Schedule 5.

5.3	The Sellers shall procure that the Management Roll-Up is completed before Completion.

5.4	The Purchaser may, not more than one day prior to the Scheduled Completion Date and only if all other Conditions have been satisfied or waived, waive the Management Roll-Up Condition.

5.5	The Regulatory Conditions shall each be waivable by the mutual agreement of the Purchaser and the Investor Sellers.

5.6	The Parties shall comply with the obligations set forth in Schedule 7.

5.7

The Purchaser undertakes that, during the Pre-Completion Period, it will not, and shall procure that no member of the Purchaser’s Group shall, either alone or acting in concert with others, acquire or agree to acquire any business if such acquisition or agreement would, or would reasonably be expected to, materially prejudice or materially delay the satisfaction of any of the Regulatory Conditions.

5.8	The Sellers and the Purchaser shall each notify the other promptly upon becoming aware that:

5.8.1	circumstances have arisen that would likely result in any of the Conditions not being satisfied prior to the Long Stop Date together with such details of the relevant circumstances; or

5.8.2	any of the Conditions has been fulfilled.

5.9

Without obtaining the prior written consent of the Investor Sellers (in the case of the Purchaser) or the Purchaser (in the case of a Seller), each Party shall not, and shall procure that each of its Affiliates, in the case of the Sellers, and each member of the Purchaser’s Group, in the case of the Purchaser shall not, make any filing with any Governmental Entity: (i) in relation to the Transaction which is not required or advisable in order to fulfil any of the Regulatory Conditions or otherwise required or advisable to consummate the Transaction (other than any such filing with a Taxation Authority); or (ii) which would reasonably be expected to materially prejudice or materially delay the satisfaction of any of the Regulatory Conditions (other than any such filing with a Taxation Authority that is required by applicable Law). All costs and expenses incurred by or on behalf of the Purchaser associated with the satisfying of any of the Conditions (other than the Management Roll-Up Condition and the conditions set forth in paragraph 1 of Schedule 9) shall be borne solely by the Purchaser.

6	Termination

6.1

If Completion has not occurred by 11.59 p.m. on the Long Stop Date (or such later date as the Purchaser and the Investor Sellers may agree in writing), either the Purchaser or the Investor Sellers may terminate this Agreement (other than the Surviving Provisions) by written notice to the Purchaser (in case of a notice by the Investor Sellers) or to the Investor Sellers (in case of a notice by the Purchaser), provided that the right to terminate this Agreement under this Clause 6.1 shall not be available to any Party whose material breach of any provision of this Agreement has been the primary cause of, or primarily resulted in, Completion not having occurred.

6.2

If: (i) the Purchaser or the Purchaser Board have made a Purchaser Change of Recommendation; (ii) the Purchaser has not convened the Purchaser Meeting by 11.59 p.m. on the Long Stop Date; or, if earlier, the date on which the final Regulatory Condition has been satisfied; or (iii) the Purchaser has materially breached any of its obligations under paragraph 5 of Schedule 5 unless such breach is caused by an employee of the Purchaser or any of its subsidiaries who is not a director, officer or senior employee of the Purchaser or any of its subsidiaries, the Investor Sellers may terminate this Agreement (other than the Surviving Provisions) by written notice to the Purchaser.

6.3

If the Purchaser Shareholder Approval is not obtained at the Purchaser Meeting (including any adjournment or postponement thereof), the Investor Sellers or the Purchaser may terminate this Agreement (other than the Surviving Provisions) by written notice to the Purchaser (in case of a notice by the Investor Sellers) or to the Investor Sellers (in case of a notice by the Purchaser).

Break fees

6.4

If this Agreement is terminated pursuant to Clause 6.1 and (i) at the time of such termination any Regulatory Condition has not been satisfied; and (ii) the failure to satisfy any Regulatory Condition(s) has not been primarily caused by a Seller’s material breach of the obligations set forth in paragraphs 5 or 7 of Schedule 7, then without prejudice to any other remedies or accrued rights that any Seller may have against the Purchaser (including damages for non-performance of any obligation falling due for performance prior to such termination), within ten Business Days of such termination, the Purchaser shall pay the Long Stop Break Fee in cash to the Sellers or to the Company (as the Investor Sellers may determine). The Purchaser acknowledges and confirms that the Long Stop Break Fee is a reasonable and proportionate compensatory amount considering the Sellers’ legitimate interests.

6.5	If this Agreement is terminated:

6.5.1

by the Investor Sellers pursuant to Clause 6.2 or by the Investor Sellers or the Purchaser pursuant to Clause 6.3 at a time when this Agreement was terminable by the Investor Sellers pursuant to Clause 6.2; or

6.5.2

by the Purchaser or the Investor Sellers pursuant to Clause 6.1 (and at the time of such termination the Purchaser Meeting has not yet been held) or Clause 6.3, and: (i) at or prior to the Purchaser Meeting, a Purchaser Alternative Proposal shall have been publicly disclosed or announced and shall not have been publicly and irrevocably withdrawn at least four Business Days prior to the Purchaser Meeting; and (ii) prior to the first anniversary of the date of such termination of this Agreement: (x) a transaction relating to any Purchaser Alternative Proposal is completed; or (y) a definitive agreement relating to any Purchaser Alternative Proposal is entered into by the Purchaser or any of its subsidiary undertakings, then without prejudice to any other remedies or accrued rights that any Seller may have against the Purchaser (including damages for non-performance of any obligation falling due for performance prior to such termination): (A) in the case of Clause 6.5.1, the Purchaser shall pay to the Sellers or to the Company (as the Investor Sellers may determine), in cash at the time specified in the following sentence, the Change of Recommendation Break Fee; and (B) in the case of Clause 6.5.2, the Purchaser shall pay to the Sellers, in cash at the time specified in the following sentence, the Change of Recommendation Break Fee, less any amounts paid to the Sellers as of such time with respect to Shareholder Approval Failure Costs. The Change of Recommendation Break Fee shall be paid: (I) in the case of Clause 6.5.1, within 10 Business Days after the date of termination of this Agreement; and (II) in the case of Clause 6.5.2, on or prior to the earlier of the date of the completion of the applicable transaction relating to the relevant Purchaser Alternative Proposal and the date on which the definitive agreement is entered into relating to the relevant Purchaser Alternative Proposal. “Purchaser Alternative Proposal” for purposes of this Clause 6.5 shall have the meaning given in Schedule 5, except that references in such definition to “20%” shall be replaced by “50%”. The Purchaser acknowledges and confirms that the Change of Recommendation Break Fee is a reasonable and proportionate compensatory amount considering the Sellers’ legitimate interests.

6.6

Upon payment of the Change of Recommendation Break Fee, the Purchaser shall have no further liability to the Sellers with respect to the termination of this Agreement; provided that nothing herein shall release the Purchaser from liability for fraud. If this Agreement is terminated by the Investor Sellers or the Purchaser pursuant to Clause 6.3 in circumstances where the Change of Recommendation Break Fee is not payable (a “Cost Reimbursement Event”), then, without prejudice to any other remedies or accrued rights that any Seller may have against the Purchaser (including damages for non-performance of any obligation falling due for performance prior to such termination), the Purchaser will pay, within 10 Business Days of a written demand (which request shall contain reasonable supporting evidence for the amounts to which the demand relates), the Sellers and/or the Company, as applicable, in cash an amount equal to the Shareholder Approval Failure Costs.

6.7

If the Long Stop Break Fee or the Change of Recommendation Break Fee (each a “Break Fee”) is payable to the Sellers, the Investor Sellers shall give notice to the Purchaser of the Seller Account(s) to which such Break Fee shall be paid and the apportionment of such Break Fee amongst the Sellers. The Sellers agree that: (i) such Break Fee shall be apportioned between the Sellers pursuant to the Articles and Shareholders’ Agreements as if such Break Fee was Consideration; and (ii) the Purchaser shall not be concerned with such apportionment and payment of such Break Fee by the Purchaser pursuant to and in accordance with this Clause 6.7 shall constitute satisfaction of the Purchaser’s payment obligations under Clause 6.4 or 6.5 (as applicable) in respect of all Sellers.

7	Pre-Completion Period

Sellers’ pre-Completion undertakings

7.1	During the Pre-Completion Period, the Sellers and the Purchaser shall comply with their respective obligations set out in Schedule 2 (except as prohibited by Law).

7.2	Notwithstanding any of the Sellers’ obligations set forth in Schedule 2, during the Pre-Completion Period, the Sellers shall:

7.2.1

procure that no Group Company terminates, varies or amends (other than to the extent that such variation or amendment is of a de minimis or administrative nature), or waives any material rights pursuant to, the amended and restated cooperation agreement dated 6 August 2010 between Lightsquared LP, Skyterra Canada Inc., Lightsquared Inc., and IGL (the “Ligado Agreement”), including any such variation, amendment or waiver that reduces the amount payable to IGL under the Ligado Agreement, other than as required by applicable Law, without the prior written consent of the Purchaser (not to be unreasonably withheld, conditioned or delayed); and

7.2.2

keep the Purchaser reasonably informed, in a timely manner, of all material developments, matters, actions and information relating to or taken (by any party thereto) in connection with the Ligado Agreement (including any dispute or alleged breach by either party thereto).

7.3	Notwithstanding any of the Sellers’ obligations set forth in Schedule 2, during the Pre-Completion Period, the Sellers shall:

7.3.1

procure that no Group Company terminates, varies or amends (other than to the extent that such variation or amendment is of a de minimis or administrative nature), or waives any material rights of any arrangement between the Group and Aviva plc (and/or any of its Affiliates) with respect to the UK DB Plan Buyout, unless otherwise required by Law, without the prior written consent of the Purchaser (not to be unreasonably withheld, conditioned or delayed); and

7.3.2

consult with the Purchaser and keep the Purchaser reasonably informed, in a timely manner, of all material developments, matters, actions and information relating to the UK DB Plan Buyout, including with respect to any material correspondence with the trustees of the UK DB Plan or the Pensions Regulator.

7.4	Unless a Change of Control Consent has been obtained at such time, the Sellers shall:

7.4.1

no later than ten Business Days prior to the Scheduled Completion Date, provide the Purchaser with a draft form of Payoff Letter and Deed of Release. The Sellers shall give reasonable consideration to any reasonable comments which the Purchaser may have on such draft(s), provided that the Purchaser acknowledges that the Payoff Letter and Deed of Release will need to be in a form and substance that is acceptable to the agents, security agents and other finance parties in respect of the Existing Credit Agreement (acting reasonably);

7.4.2

use reasonable endeavours to, no later than five Business Days prior to the Scheduled Completion Date, deliver to the Purchaser a substantially final draft of the Payoff Letter and each Deed of Release to be delivered in executed form at Completion; and

7.4.3	use reasonable endeavours to, on the Scheduled Completion Date, deliver to the Purchaser the duly executed Payoff Letter and each Deed of Release.

Pre-Completion Dividend

7.5

In the Pre-Completion Period, the Sellers shall be permitted to procure that Sub-Topco and/or the Company declares and pays one or more cash dividends or other cash distributions or returns of capital (including any redemption of preference shares by the Company) to the Sellers (each a “Pre-Completion Dividend”), provided that:

7.5.1	the Aggregate Pre-Completion Dividend Amount shall not exceed US$300,000,000 or such greater amount as may be reasonably agreed between the Purchaser and the Investor Sellers; and

7.5.2

the Purchaser shall have provided its prior written consent to the declaration and payment of any such dividend, distribution or return of capital, as the case may be, such consent not to be unreasonably withheld, conditioned or delayed.

7.6	Without limitation, it shall not be unreasonable for the Purchaser to withhold its consent under Clause 7.5.2 if the Pre-Completion Dividend the subject of the relevant consent request would:

(a)	reasonably be expected to adversely impact the ability of the Purchaser to draw down the Funds under the Purchaser Financing Documents;

(b)

materially prejudice or be reasonably likely to materially prejudice the ability of the Group to deliver its operational plan having regard to the levels of cash and liquidity available within the Group; and

(c)	result in any breach of any applicable restriction under the Existing Financing Agreements.

7.7

Without prejudice to Clause 7.6, during the Pre-Completion Period, the Purchaser and the Investor Sellers shall co-operate and discuss, acting reasonably and in good faith, in a timely basis the necessary steps and actions required to declare and pay any Pre-Completion Dividend, with a view to the first Pre-Completion Dividend being paid no later than three months following the date of this Agreement.

7.8

During the Pre-Completion Period, the Sellers shall procure that the Group shall not unwind, cancel, repay, distribute the receivable or transfer the payable relating to, or otherwise extinguish, the Upstream Loan, other than to the extent required to comply with applicable Law, in each case without the prior written consent of the Purchaser.

Final Completion Schedule

7.9

At least eleven Business Days prior to the Scheduled Completion Date, a schedule in substantially the same form as the Draft Completion Schedule (the “Final Completion Schedule”) shall be delivered to the Purchaser by or on behalf of the Investor Sellers (on behalf of all of the Sellers), setting out complete details of the relevant Seller Accounts and, in each case, where appropriate, as at the Scheduled Completion Date:

7.9.1	unless a Change of Control Consent has been obtained at such time, an estimate of the Outstanding Credit Agreement Debt, together with the Payoff Letters referred to in the definition thereof;

7.9.2	the Allocation Schedule;

7.9.3	the aggregate Notified Leakage Amount (if any) for each Relevant Seller and the Aggregate Notified Leakage Amount;

7.9.4	the Aggregate Pre-Completion Dividend Amount;

7.9.5

the aggregate Cash Consideration, reflecting the amounts (if any) of the Aggregate Notified Leakage Amount and the Aggregate Pre-Completion Dividend Amount (if any) as referred to in Clause 7.9.3 and 7.9.4;

7.9.6	the Option Employee Tax Liability of each Optionholder Seller;

7.9.7	the Completion Cash Consideration Amount, reflecting the aggregate amounts (if any) of all Option Employee Tax Liability as referred to in Clause 7.9.6;

7.9.8	the Seller Cash Consideration of each Seller;

7.9.9	the Seller Completion Cash Consideration Amount of each Seller;

7.9.10	the Seller Consideration Shares of each Seller;

7.9.11	the Individual Consideration for each Seller;

7.9.12	a confirmation, duly executed by the company secretary of the Company, that the Allocation Schedule is true and accurate in all respects; and

7.9.13	details of any person nominated to receive Consideration Shares pursuant to Clause 3.5.1 and/or Clause 3.9.

7.10

If the Management Roll-up occurs after the delivery of the Final Completion Schedule in accordance with Clause 7.9, the Investor Sellers shall deliver to the Purchaser an updated Allocation Schedule immediately after the completion of the Management Roll-Up.

8	Completion

Date and place

8.1	Completion shall take place, in person or virtually via agreed video platform, at the offices of the Company Counsel:

8.1.1

at 10 a.m. on the first Business Day which is a Monday falling on or following the fifteenth Business Day after (and excluding) the date on which notice of satisfaction of the final Condition, excluding the Management Roll-Up Condition and the conditions set forth in paragraph 1 of Schedule 9, is served in accordance with Clause 5.8.2; or

8.1.2	at such other date and time as the Investor Sellers and the Purchaser may agree in writing,

but, in any event, no later than the fifteenth Business Day after the Long Stop Date (in which case Completion shall take place on the last Business Day which is a Monday prior to the date which is fifteen Business Days from the Long Stop Date).

8.2

Subject to Clause 8.3, if, on or later than the date falling 15 months after the date of this Agreement and earlier than 17 months after the date of this Agreement, the Investor Sellers and the Purchaser, each acting reasonably and in good faith, conclude in their own respective reasonable opinion that there is a reasonable prospect that each Regulatory Condition that is unsatisfied at such date, will be satisfied prior to the date falling 24 months from the date of this Agreement, then the Purchaser and the Investor Sellers will confirm the same to each other in writing. Upon such confirmation, the Purchaser may by written notice to the Investors Sellers extend the Long Stop Date to a date falling not more than 24 months from the date of this Agreement, provided that such extension shall not be effective unless the Purchaser has, at or prior to the date of such notification, provided the Investor Sellers with copies of all relevant documentation evidencing, on terms reasonably satisfactory to the Investor Sellers, a binding extension, variation, amendment of, or replacement of the commitments under (on materially the same terms), as the case may be, the Purchaser Financing Documents such that the Purchaser remains able to satisfy its obligation to pay the Cash Consideration and meet its other obligations under this Agreement (including those set out in Schedule 3) at Completion (to the extent occurring on or prior to the date falling 15 Business Days following the Long Stop Date (as may be extended pursuant to this Clause 8.2)), and any such financing commitment as so extended, varied, amended or replaced, as the case may be, shall constitute the “Purchaser Financing Documents”.

8.3

The right of the Purchaser to extend the Long Stop Date under Clause 8.2 shall not be available to the Purchaser if its material breach of any provision of this Agreement has been the primary cause of, or primarily resulted in, the Regulatory Conditions not having been satisfied.

Completion arrangements

8.4	At Completion, the Sellers and the Purchaser shall comply with their respective obligations as specified in Schedule 3.

8.5	Neither the Sellers nor the Purchaser shall be obliged to complete the sale or purchase of any of the Sale Shares unless all of the Sale Shares are sold and purchased simultaneously.

Breach of Material Completion Obligations

8.6

If the Purchaser or any Investor Seller (the “Defaulting Party”) fails to comply with any of their respective Material Completion Obligations, then the Investor Sellers (in the event the Defaulting Party is the Purchaser) or the Purchaser (in the event the Defaulting Party is a Seller) may (in addition to and without prejudice to all its other rights and remedies) by written notice to the Defaulting Party on or before the date on which Completion would otherwise have taken place:

8.6.1

defer Completion to a date falling not more than five Business Days after the date Completion would otherwise have occurred (so that the provisions of this Clause 8 shall apply to Completion as so deferred);

8.6.2	proceed to Completion so far as practicable having regard to the defaults which have occurred (and without limiting its rights under this Agreement); or

8.6.3	subject to Completion having been deferred at least once under Clause 8.6.1 by such Party, terminate this Agreement (other than the Surviving Provisions) by notice in writing to the Defaulting Party, it being understood that the right to terminate this Agreement under Clause 8.6.3 shall not be available to any Party who at such time is in breach of any of its Material Completion Obligations.

8.7	For the purposes of Clause 8.6, “Material Completion Obligations” shall mean:

8.7.1	in the case of the Investor Sellers, the obligations set out in paragraph 1 of Schedule 3; and

8.7.2	in the case of the Purchaser, the obligations set out in paragraph 2 of Schedule 3.

Holdback Amount

8.8

At Completion, the Purchaser shall withhold the Net Holdback Amount from the Base Consideration, provided that if the Relevant Losses have been Determined prior to Completion, the Net Holdback Amount shall be zero (0) at Completion and the Sellers shall have no further liability with respect to any Relevant Losses.

8.9

Following Completion and if the Net Holdback Amount exceeded zero (0) at Completion, on the earlier of: (i) Relevant Losses being Determined; and (ii) the date falling 18 months from the Completion Date, the Purchaser shall pay to the Sellers an amount (which shall be not less than zero) equal to:

8.9.1	the Net Holdback Amount; less

8.9.2

any Relevant Losses that have been Determined at that time to the extent not recovered by the Purchaser pursuant to Clause 4 or deducted from the Cash Consideration pursuant to Clauses 3.1.1(b) and 4.5, to the Sellers, apportioned between them in proportion to each Seller’s entitlement to the Seller Completion Cash Consideration Amount, in each case to the relevant Seller Account (or, in each case, such other bank account in that Seller’s name as it may notify to the Purchaser from time to time).

8.10

Notwithstanding anything to the contrary in this Agreement, the aggregate of any: (i) deduction from the Cash Consideration in accordance with Clauses 3.1.1(b) and 4.5 with respect to Relevant Losses; (ii) deduction from the Cash Consideration in accordance with Clause 3.1.1(d) with respect to Enhanced Financing Costs; (iii) deduction from the Net Holdback Amount payment pursuant to Clause 8.9.2; and (iv) any other liability of any Seller with respect to any Relevant Losses and/or Enhanced Financing Costs, shall not in any case exceed the Holdback Amount.

9	Warranties and undertakings

Sellers’ warranties

9.1

Each Seller severally (but not jointly or jointly and severally) warrants, in respect of itself only, to the Purchaser that as at the date of this Agreement (or, with respect to any Seller which became a Seller after the date of this Agreement, as at the date of execution of a Deed of Adherence by such Seller):

9.1.1

with respect to each Investor Seller, in relation to the Sale Shares held by it, it is the sole legal and beneficial owner, free and clear of all Encumbrances and is entitled to sell and transfer the full legal and beneficial ownership of the Shares set out opposite its name in column (3) of Part A of Schedule 1 and otherwise on the terms set out in this Agreement;

9.1.2

with respect to each Management Seller other than any Nominee: (i) as at the date of this Agreement, in relation to the such Management Seller’s Management Sub-Topco Shares, it is the sole legal and beneficial owner of such Management Sub-Topco Shares, free and clear of all Encumbrances; and (ii) as at immediately before Completion, in relation to the Sale Shares to be held by it following completion of the Management Roll-Up, it shall be the sole legal and beneficial owner of such Sale Shares, free and clear of all Encumbrances and it shall be is entitled to sell and transfer the full legal and beneficial ownership of such Sale Shares set out opposite its name in the Final Completion Schedule and otherwise on the terms set out in this Agreement;

9.1.3

with respect to any Nominee: (i) as at the date of this Agreement, in relation to the Nominee’s Management Sub-Topco Shares, it is the sole legal owner of such Management Sub-Topco Shares; and (ii) as at immediately before Completion, in relation to the Sale Shares to be held by it following completion of the Management Roll-Up, it shall be the sole legal owner of such Sale Shares and it shall be is entitled to sell and transfer the full legal and beneficial ownership of such Sale Shares set out opposite its name in the Final Completion Schedule and otherwise on the terms set out in this Agreement;

9.1.4

with respect to each Optionholder Seller, (i) in relation to such Optionholder Seller’s Management Sub-Topco Shares (if any) held by it, it is the sole legal and beneficial owner of such Management Sub-Topco Shares, free and clear of all Encumbrances; and (ii) as at immediately before Completion, in relation to the Sale Shares to be held by it following completion of the Management Roll-Up, it shall be the sole legal and beneficial owner of such Sale Shares, free and clear of all Encumbrances and it shall be is entitled to sell and transfer the full legal and beneficial ownership of such Sale Shares set out opposite its name in the Final Completion Schedule and otherwise on the terms set out in this Agreement;

9.1.5

with respect to each Other Seller, in relation to the Sale Shares (if any) held by it, it is the sole legal and beneficial owner, free and clear of all Encumbrances and is entitled to sell and transfer the full legal and beneficial ownership of the Shares set out opposite its name in the applicable Deed of Adherence and otherwise on the terms set out of this Agreement;

9.1.6

this Agreement and each of the Transaction Documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement will constitute valid and binding obligations of it in accordance with their respective terms;

9.1.7

(a) the Consideration Shares to be acquired by it are being acquired solely for purposes of investment for its own account; (b) it has been afforded an opportunity to ask questions of and receive answers from Representatives of the Purchaser concerning the issuance of the Consideration Shares under this Agreement and the business, financial affairs and other aspects of the Purchaser and its subsidiary undertakings and to obtain any relevant documents or additional information with respect thereto (to the extent in the possession of the Purchaser or able to be obtained by the Purchaser without unreasonable effort or expense); (c) it acknowledges and agrees that the Consideration Shares (i) have not been registered under the Securities Act, any U.S. state securities laws, any U.K. securities laws or the laws in any foreign jurisdiction, (ii) are being offered and sold in reliance solely upon exemptions provided in the Securities Act for transactions not involving any public offering, and (iii) therefore cannot be resold or transferred unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available; (d) it acknowledges and agrees that the Consideration Shares when issued will constitute “restricted securities” under Rule 144 promulgated under the Securities Act and that the Consideration Shares will bear a customary legend noting that such Consideration Shares constitute “restricted securities” under the Securities Act or such other legends as may be required by applicable securities laws; (e) it has such knowledge and experience in financial and business matters as to be capable of evaluating the risks associated with ownership of any Consideration Shares received by it as consideration hereunder and it can bear the economic risk of its investment in such Consideration Shares, including a total loss thereof; and (f) it is an Accredited Investor (other than in the case of any Optionholder Seller or Other Seller notified to the Purchaser as an Unaccredited Investor);

9.1.8

in case of a Seller which is an entity, it is validly incorporated, in existence and duly registered under the Laws of its jurisdiction of incorporation and has full power to conduct its business as conducted at the date of this Agreement;

9.1.9

it has obtained: (i) in case of a Seller which is an entity, all corporate authorisations; and (ii) other than to the extent relevant to the Conditions, all other governmental, statutory, regulatory or other consents, licences and authorisations and has the power and authority required to empower it to enter into and perform its obligations under this Agreement where failure to obtain them would adversely affect its ability to enter into and perform its obligations under this Agreement;

9.1.10

the entry into and performance by it of this Agreement and/or any documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement will not: (i) in case of a Seller which is an entity, breach any provision of its memorandum and articles of association, by-laws or equivalent constitutional documents; or (ii) (subject, where applicable, to fulfilment of the Conditions) result in a breach of any Laws in its jurisdiction of incorporation or of any order, decree or judgment of any court or any governmental or regulatory authority, in each case where any such breach would adversely affect its ability to enter into or perform its obligations under this Agreement and/or any Transaction Documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement;

9.1.11

it is not insolvent or bankrupt under the Laws of its jurisdiction of incorporation, in the case of a Seller which is an entity, or residency, in the case of a Seller which is not an entity, is not unable to pay its debts as they fall due and has not proposed or is not liable to any arrangement (whether by court process or otherwise) under which its creditors (or any group of them) would receive less than the amounts due to them where any such insolvency, bankruptcy, inability to pay debts or arrangement would affect its ability to enter into or perform its obligations under this Agreement and/or any Transaction Documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement;

9.1.12

there are no proceedings in relation to any compromise or arrangement with creditors or any winding up, bankruptcy or insolvency proceedings concerning it and no events have occurred which would justify such proceedings where any such proceedings or events would affect its ability to enter into or perform its obligations under this Agreement and/or any Transaction Documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement; and

9.1.13

no steps have been taken to enforce any security over any of its assets and no event has occurred to give the right to enforce such security where, in either case, any such step or event would affect its ability to enter into or perform its obligations under this Agreement and/or any Transaction Documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement.

9.2

The warranties set out in Clause 9.1 shall be deemed to be repeated at Completion by the Sellers at such time with respect to the Sale Shares held by each such Seller at such time by reference, where applicable, to the facts and circumstances then existing as if references in the warranties set out in Clause 9.1 to the date of this Agreement (or date of execution of a Deed of Adherence, as the case may be) were references to immediately prior to Completion.

Purchaser’s warranties

9.3	The Purchaser warrants to each Seller that as at the date of this Agreement:

9.3.1

this Agreement and each of the Transaction Documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement will constitute valid and binding obligations of it in accordance with their respective terms;

9.3.2	it is validly incorporated, in existence and duly registered under the laws of its jurisdiction of incorporation and has full power to conduct its business as conducted at the date of this Agreement;

9.3.3

it has obtained: (i) all corporate authorisations; and (ii) other than to the extent relevant to the Conditions, all other governmental, statutory, regulatory or other consents, licences and authorisations (subject to receipt of the Requisite Purchaser Vote) required to empower it to enter into and perform its obligations under this Agreement, including with respect of the issue of Consideration Shares, where failure to obtain them would affect its ability to enter into and perform its obligations under this Agreement;

9.3.4

at a meeting duly called and held, the Purchaser Board adopted resolutions: (i) determining that this Agreement and the Transaction (including the issuance of the Consideration Shares) are fair to and in the best interests of the Purchaser and its stockholders; (ii) approving, adopting and declaring advisable this Agreement and the Transaction (including the issuance of the Consideration Shares); (iii) directing that the approval of the issuance of the Consideration Shares be submitted to a vote at a meeting of the Purchaser’s stockholders; and (iv) recommending approval of the issuance of the Consideration Shares by the Purchaser’s stockholders. Except as permitted by Schedule 5, the Purchaser Board has not subsequently rescinded, modified or withdrawn any of the foregoing resolutions;

9.3.5

entry into and performance by each member of the Purchaser’s Group of this Agreement and/or any documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement will not:

(a)	breach any provision of the Purchaser Organisational Documents; or

(b)

(subject, where applicable, to fulfilment of the Conditions) result in a breach of any Laws in its jurisdiction of incorporation or of any order, decree or judgment of any court or any governmental or regulatory authority, where any such breach would affect its ability to enter into or perform its obligations under this Agreement and/or any documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement;

9.3.6

neither it nor any of its subsidiaries is insolvent or bankrupt under the Laws of its jurisdiction of incorporation, is unable to pay its debts as they fall due or has proposed or is liable to any arrangement (whether by court process or otherwise) under which its creditors (or any group of them) would receive less than the amounts due to them, in each case, where any such insolvency, bankruptcy, inability to pay debts or arrangement would affect its ability to enter into or perform its obligations under this Agreement and/or any documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement;

9.3.7

there are no proceedings in relation to any compromise or arrangement with creditors or any winding up, bankruptcy or insolvency proceedings concerning the Purchaser or any of its subsidiaries and no events have occurred which would justify such proceedings, in each case, where any such proceedings or events would affect its ability to enter into or perform its obligations under this Agreement and/or any documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement;

9.3.8

so far as it is aware, neither it nor any member of the Purchaser’s Group is subject to any order, judgment, direction, investigation or other proceedings by any Governmental Entity which will, or is reasonably likely to, prevent or delay the satisfaction of any of the Conditions;

9.3.9

no steps have been taken to enforce any security over any assets of the Purchaser or any of its subsidiaries and no event has occurred to give the right to enforce such security where, in either case, any such step or event would affect its ability to enter into or perform its obligations under this Agreement and/or any documents which are to be entered into by it pursuant to or otherwise in connection with this Agreement;

9.3.10

the Purchaser Board has taken all action necessary to render all applicable state anti-takeover statutes and any similar provisions of the Purchaser Organisational Documents inapplicable to the issuance of the Consideration Shares;

9.3.11

the Purchaser Shareholder Approval is the only vote of the holders of any of the Purchaser’s capital stock necessary in connection with the consummation of the Transaction including the issue of the Consideration Shares;

9.3.12

the authorised capital stock of the Purchaser consists of: (i) 100,000,000 Purchaser Shares (subject to increase pursuant to the Purchaser Charter Amendment), of which 73,443,817 shares were issued and outstanding as of 2 November 2021 (the “Purchaser Capitalisation Date”); and (ii) 5,000,000 shares of preferred stock, par value US$0.0001 per share, none of which were issued or outstanding as of the Purchaser Capitalisation Date. All of the outstanding Purchaser Shares have been, and all Purchaser Shares reserved for issuance pursuant to the Purchaser Equity Plans will be when issued, duly authorised and validly issued, and are, or will be when issued, fully paid and non-assessable. As of the Purchaser Capitalisation Date: (i) 3,419,909 Purchaser Shares were subject to issuance pursuant to outstanding Purchaser Options (with Purchaser Options subject to performance vesting included based on “target” levels of performance); (ii) 3,497,694 Purchaser Shares were subject to issuance pursuant to outstanding Purchaser RSUs; and (iii) 8,708,331 Purchaser Shares were reserved for issuance pursuant to the Purchaser Equity Plans and the Purchaser ESPP. Subject to receipt of the Requisite Purchaser Vote, all Consideration Shares to be issued will be duly authorised, validly issued, fully paid and nonassessable and not subject to any pre-emptive or similar rights or other Encumbrances, except for restrictions on transfer under applicable securities laws and the Purchaser Shareholders’ Agreement;

9.3.13

except as set forth in Clause 9.3.12 or in the document set forth at document 1.1 in the Purchaser Data Room (or, at Completion, in the Purchaser’s Group Completion Information), as of the Purchaser Capitalisation Date, there was no: (i) Equity Securities of the Purchaser or any of its subsidiaries; (ii) outstanding security, instrument, bond, debenture or note that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Purchaser, other than certain convertible loan instruments held by the Purchaser’s Group in 19 Labs, Inc. and Seclytics, Inc.; or (iii) stockholder rights plan (or similar plan commonly referred to as a “poison pill”) or contract under which the Purchaser is or may become obligated to sell or otherwise issue any Equity Securities of the Purchaser or any of its subsidiaries;

9.3.14

from the Purchaser Capitalisation Date until and including the date of this Agreement, neither the Purchaser nor any of its subsidiary undertakings has issued any Purchaser Shares or other Equity Securities of the Purchaser (other than (i) Purchaser Options granted under any Purchaser Equity Plan, (ii) Purchaser RSUs or purchase rights granted under the Purchaser ESPP, (iii) Purchaser Shares issued in connection with the vesting, exercise or settlement of Purchaser Options or Purchaser RSUs granted under any Purchaser Equity Plan, or (iv) Purchaser Shares issued upon the exercise of purchase rights under the Purchaser ESPP); and

9.3.15

the Purchaser has received one or more commitment letters duly executed by each of the parties thereto, attaching an agreed form interim facilities agreement, for debt facilities which have been disclosed and made available to the Investor Sellers on or prior to the date of this Agreement (such documentation as amended, supplemented or replaced from time to time, the “Purchaser Financing Documents”); provided, that the term Purchaser Financing Documents shall be deemed to exclude any and all commitments therein with respect to Permitted Interim Financings, and which involve no pre-conditions other than such conditions precedent as set out therein and in respect of which the Purchaser has delivered a duly executed conditions precedent status letter on or prior to the date of this Agreement confirming status and satisfaction of all such conditions precedent other than Completion occurring and the Purchaser Financing Documents will at Completion provide, in immediately available funds, (the “Funds”) the necessary cash resources (after deducting any fees and/or other costs, including VAT and any other Tax, payable at Completion from such resources) to pay the Cash Consideration and to meet its other obligations at Completion under this Agreement (including those set out in Schedule 3) and to pay all related costs. The Purchaser Financing Documents do not terminate before, and the funding under the Purchaser Financing Documents will remain available until and including, a date that is at least fifteen Business Days after the Long Stop Date (as such date may be extended in accordance with this Agreement).

9.4

The Purchaser’s Warranties set out in Clauses 9.3.1 to 9.3.11 (inclusive) and Clause 9.3.15 shall be deemed to be repeated immediately before Completion by reference, where applicable, to the facts and circumstances then existing as if references in the Purchaser’s Warranties to the date of this Agreement were references to immediately prior to Completion.

Purchaser’s undertakings

9.5

Save as provided for in Clause 8.2, the Purchaser undertakes prior to Completion not to: (a) change, amend, assign or otherwise modify or terminate any of the Purchaser Financing Documents; (b) agree to the waiver of any rights thereunder, except with respect to (a) and (b) to the extent such change, amendment, assignment, modification, termination or waiver in respect of the Purchaser Financing Documents would not adversely affect the ability of the Purchaser to satisfy the Cash Consideration and meet its other obligations under this Agreement (including those set out in Schedule 3) at Completion or otherwise (provided that any such matter must be promptly notified in writing to the Investor Sellers); or (c) cancel or reduce any commitments thereunder; or (d) use the Funds for any purpose other than for the financing of its obligations as contemplated in this Agreement including those set out in Schedule 3, or matters ancillary to those obligations, without the prior written consent of the Investor Sellers.

9.6	The Purchaser will keep the Investor Sellers informed of all material developments in respect of the Purchaser Financing Documents and shall give the Investor Sellers prompt written notice of:

9.6.1

any breach or default by any party to any Purchaser Financing Documents (or any circumstances which would reasonably be expected to give rise to such breach or default) of which the Purchaser becomes aware; and

9.6.2

the receipt of any written notice or other written communication from any debt financing source with respect to any breach, default, termination or repudiation by any party to any Purchaser Financing Documents or any definitive document related to the debt financing or any dispute or disagreement between or among any parties to any Purchaser Financing Documents, in each case, which would reasonably be expected to result in the Funds not being available to be drawn at or prior to Completion in accordance with the Purchaser Financing Documents.

9.7

The Purchaser acknowledges and agrees that, in the absence of fraud by such person, the Purchaser has no rights against and may not make any claim against any employee, director, agent, officer or (except to the extent such adviser has entered into a reliance letter with the Purchaser) adviser of that Seller or any of its Affiliates on whom it may have relied before agreeing to any term of, or entering into, this Agreement or any other Transaction Document, and each and every such person shall be entitled to enforce this Clause 9.7 under the Contracts (Rights of Third Parties) Act 1999.

9.8

The Purchaser will (and shall procure that each other member of the Purchaser’s Group that is party to the Purchaser Financing Documents will) comply with all its rights and obligations under the Purchaser Financing Documents and undertakes to the Sellers that it will:

9.8.1

take, and procure that each other member of the Purchaser’s Group shall take, all lawful actions required and available to it under the relevant Purchaser Financing Documents to draw down the Funds (including to ensure the satisfaction of all necessary conditions within its control to draw down the Funds under the Purchaser Financing Documents and to prevent the happening of any event of default or other circumstance which could result in the Funds not being available to draw down) enabling it to pay the Cash Consideration and meet its other obligations under this Agreement (including those set out in Schedule 3);

9.8.2	not, and will procure that no other member of the Purchaser’s Group shall, take any action or fail to take any action which would reasonably be expected to:

(a)	result in the Funds or any part of the Funds not being available when required at Completion; or

(b)	prejudice the ability of the Purchaser to draw down the Funds in order to pay the Cash Consideration and meet its other obligations under this Agreement (including those set out in Schedule 3); and

(c)

to the extent that the Funds under the Purchaser Financing Documents are not capable of being drawn as a result of a failure of one or more of the relevant counterparties to perform its obligations under the Purchaser Financing Documents, take all such actions (or procure that such action is taken) as may be reasonably required to enforce its or any other member of the Purchaser’s Group’s rights against such counterparties under the relevant agreements.

9.9

If the Purchaser becomes aware of any fact, matter or circumstance that would, or would be reasonably likely to, directly or indirectly impede the Purchaser from drawing down such amounts under the terms of the Purchaser Financing Documents as are necessary to enable the Purchaser to pay the Cash Consideration and meet its other obligations under this Agreement (including those set out in Schedule 3), the Purchaser shall promptly notify the Investor Sellers in writing of that fact, matter or circumstance.

Seller undertakings

9.10

The Company has previously provided the Purchaser with a schedule setting forth: (i) the name of each Management Seller and each other person that is to receive Consideration Shares issued hereunder pursuant to the Nominee arrangements (collectively, “Purchaser Share Recipients”), which collectively represent all of the persons to receive Consideration Shares (either directly or through the Nominee), based on holdings of Options and Management Sub-Topco Shares as of the date hereof, (ii) the determination of the Company whether such person is an Unaccredited Investor or Accredited Investor (based on such person’s salary and other Company records), and (iii) whether each such person has sufficient knowledge and experience in financial and business matters such that he or she is capable of evaluating the merits and risks of receiving the Consideration Shares. The Sellers hereby acknowledge and agree that: (i) the total number of Unaccredited Investors receiving Consideration Shares (either directly or through the Nominee) shall at no time exceed 35 persons, and (ii) the total number of Purchaser Share Recipients (inclusive of persons to whom Options are issued or Management Sub-Topco Shares or Sale Shares are transferred in accordance with this Agreement) and who are not “Qualified Investors” (as defined in Article 2(e) of the UK Prospectus Regulation) shall not exceed 150 in the United Kingdom or any Member State of the European Union, respectively.

9.11

The Purchaser and the Sellers shall, and the Sellers shall procure that the Company shall, take all reasonably necessary action on its part such that the issuance of Consideration Shares constitutes a valid “private placement” under the Securities Act. Without limiting the generality of the foregoing, the Company shall provide all reasonably requested assistance to determine, which assistance shall not result in the Company being required to provide private financial information of any such person (other than to the minimum extent necessary to confirm Accredited Investor status): (a) whether each Purchaser Share Recipient that is not a Seller original party to this Agreement is either: (i) an Accredited Investor; or (ii) has sufficient knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of receiving the Consideration Shares; and (b) that such Purchaser Share Recipient is acquiring the Consideration Shares solely for purposes of investment for its, his or her own account and not with any view toward any distribution thereof.

10	Limitation of liability

Monetary limits

10.1

The maximum aggregate liability of each Seller in respect of any and all Seller Claims shall in no event exceed the aggregate value of the Consideration actually received by such Seller (which, in respect of any Consideration Shares received by such Seller, shall mean the value of Consideration Shares as at the date of this Agreement). If: (i) a Seller Claim arises in the period prior to Completion; or (ii) Completion does not occur, the limits contained in this Clause 10.1 shall apply in an amount equal to the aggregate value of the Consideration to be actually received (but-for Completion not occurring) by each Seller.

Notice of claims

10.2

No Seller shall be liable in respect of any Seller Claim unless written notice of such Seller Claim is given by the Purchaser to the relevant Seller(s) on or before (i) in respect of a Seller Claim for breach of the warranties set forth in Clauses 9.1 or 9.2, the fourth anniversary of the Completion Date; and (ii) in respect of any other Seller Claim, the date falling 18 months from the Completion Date, in each case, specifying, in such detail as is reasonably available to the Purchaser at the time of such notice, the legal and factual basis of the Seller Claim, the evidence on which the Purchaser relies and the amount claimed.

10.3

Where a breach giving rise to a Seller Claim is capable of remedy, the Purchaser shall not be entitled to make any claim (whether for damages or otherwise) in respect of such breach if the breach is remedied at no cost or expense to the Purchaser’s Group within 30 Business Days after notice of the Seller Claim is given under Clause 10.2.

10.4

Subject to Clause 10.5, any Seller Claim shall (if it has not been previously satisfied, settled or withdrawn) be deemed to have been withdrawn six months after the notice is given pursuant to Clause 10.2 unless legal proceedings in respect of it have been commenced by being both issued and served. No new Seller Claim may be made in respect of the same facts, matters, events or circumstances giving rise to any such withdrawn Seller Claim.

Contingent liabilities

10.5

If any Seller Claim is based upon a liability which is contingent only: (i) no Seller shall be liable in respect of such liability unless and until such contingent liability becomes an actual liability and is due and payable; and (ii) the six-month period set out in Clause 10.4 shall only commence with respect of such Seller Claim when such contingent liability becomes an actual liability and is due and payable. This is without prejudice to the right of the Purchaser to give notice of any such Seller Claim, notwithstanding the fact that liability may not have become an actual and quantifiable liability.

Benefit

10.6

In assessing any damages or other amounts recoverable for a Seller Claim there shall be taken into account any corresponding savings by, or net benefit to, a Group Company or the Purchaser’s Group, including any Tax benefit or Relief which would not have arisen but for the fact, matter or circumstance giving rise to such Seller Claim (without double counting) and, for those purposes, only the amount of cash Tax which is saved or is reasonably expected to be saved by reason of the Tax benefit or Relief in the accounting period in which the fact, matter or circumstance giving rise to such Seller Claim was identified (or in the immediately subsequent, or any prior, accounting period) shall be taken into account.

Purchaser actions

10.7

The Sellers shall not be liable in respect of any Seller Claim to the extent that such Seller Claim arises, or is increased, as a result of any matter or thing done in connection with, or omitted to be done pursuant to, this Agreement or any other Transaction Document or at the request of the Purchaser.

10.8

Notwithstanding anything to the contrary in the Transaction Documents, the Purchaser shall (and shall cause each Group Company to) take all reasonable steps to avoid or mitigate any loss or liability that may give rise to a Seller Claim or any Leakage Claim.

Prior knowledge

10.9

The Sellers shall not be liable in connection with any Seller Claim to the extent that the Purchaser was aware as at the date of this Agreement of any facts or circumstances which could reasonably be expected to result in such Seller Claim being made against any Seller and, for the purposes of this Clause 10.9, the Purchaser’s knowledge shall mean the actual knowledge of Keven Lippert and Jake Boaz.

Indirect and consequential losses

10.10	The Sellers shall not be liable in connection with any Seller Claim for any indirect or consequential losses.

No right of rescission

10.11

No Party shall be entitled to rescind this Agreement or treat this Agreement as terminated by reason of any breach of this Agreement or circumstances giving rise to a claim by any Party and each Party hereby waives any and all rights of rescission it may have in respect of any such matters.

Fraud

10.12	None of the limitations contained in this Clause 10 shall apply to any Seller Claim that arises or is increased, or is delayed, as a result of fraud by that Seller.

No double recovery

10.13

The Purchaser shall not be entitled to recover damages or obtain payment, reimbursement, restitution or indemnity more than once in respect of any loss, or other set of circumstances which gives rise to more than one Seller Claim under this Agreement or any other Transaction Document.

11	Post-Completion undertakings

Assistance and information

11.1

The Purchaser undertakes to provide such assistance and access to such accounting and Tax records in its possession or under its or any Group Company’s control as pertain to events occurring prior to Completion, in each case as may reasonably be required by any Seller in order to negotiate, refute, settle, compromise or otherwise deal with any claim, investigation or enquiry by a Taxation Authority regarding a Seller or a member of an Investor Seller’s Group or otherwise reasonably required in order to facilitate the management of the Tax affairs of a Seller or a member of an Investor Seller’s Group.

11.2	To enable compliance with the Purchaser’s obligations under Clause 11.1, the Purchaser shall and shall cause each Group Company to:

11.2.1	properly retain and maintain all relevant records until the date falling four years after the Completion Date;

11.2.2

upon being given reasonable notice by a Seller and subject to such Seller giving any confidentiality undertaking reasonably required by the Purchaser, allow such Seller and its officers, employees, agents, auditors and representatives, at such Seller’s cost, to inspect, review and make copies of such records and information as any Seller may reasonably require for that purpose; and

11.2.3

provide such other reasonable assistance and information as may reasonably be requested by any Seller to the extent reasonably necessary in order to comply with any Tax compliance, filing and/or reporting obligations of a Seller, at the expense of such Seller.

Relevant Persons

11.3

For so long as the Purchaser is able to control the relevant Group Company, the Purchaser shall ensure that any indemnity and/or immunity provisions contained in the memorandum and articles of association (or similar constitutional documents) of each Group Company of which any person who was at any time prior to Completion an employee, consultant, officer or director of any Group Company (each, a “Relevant Person”) was an employee, officer or director immediately prior to Completion are not (except as may be required by applicable law) amended, repealed or modified in any manner that would affect adversely the rights of any Relevant Person.

11.4

For six years from Completion, the Purchaser shall ensure that each Group Company (for so long as it remains part of the Purchaser’s Group) maintains in force such “run-off” directors’ and officers’ liability insurance policies as will enable each Relevant Person who benefited from director’s and officers’ liability insurance policies as at the date of this Agreement to make claims arising out of any matter, cause or event occurring on or before Completion (a “Pre-Completion Event”) under those policies on terms and conditions that are, on the whole, no less advantageous to the Relevant Person than the directors’ and officers’ liability insurance policies maintained by the Group Companies as at the date of this Agreement.

11.5

The Purchaser shall (and shall procure that each Group Company shall), from and after Completion and to the fullest extent permitted in accordance with applicable laws, waive, release and discharge each Relevant Person and each Seller from any and all claims, demands, proceedings, causes of action, orders, obligations and liabilities arising out of any Pre-Completion Event which each Group Company has or may at any time have had against any Relevant Person or any Seller. The Purchaser shall procure that each Group Company shall not, directly or indirectly, assert any claim or demand, or commence, institute or cause to be commenced, any proceedings of any kind relating to any Pre-Completion Event against any Relevant Person or any Seller.

11.6

The provisions of Clauses 11.3 to 11.5 (inclusive) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any Relevant Person may have at law, by contract or otherwise.

12	Payments

12.1

Subject to paragraph 2 of Schedule 3, any payment to be made pursuant to this Agreement by the Purchaser (or any member of the Purchaser’s Group) to any Seller shall be made to the relevant Seller Account of such Seller.

12.2	Any payment to be made pursuant to this Agreement by the Sellers (or any of them) to the Purchaser shall be made to the Purchaser’s Account.

12.3

Payments under Clauses 12.1 and 12.2 shall be in immediately available funds by electronic transfer on the due date for payment. Payment of the amount due shall be a good, valid and effective discharge of the relevant payment obligation and the paying Party shall not be concerned with the application of any such payment.

12.4

If any sum due for payment in accordance with this Agreement is not paid on the due date for payment, the person in default shall pay Default Interest on that sum from but excluding the due date to and including the date of actual payment calculated on a daily basis.

12.5

Save as expressly provided for in this Agreement, each Party waives and relinquishes any right of set-off or counterclaim, deduction or retention which it might otherwise have out of any payments which it may be obliged to make (or procure to be made) to any other Party pursuant to this Agreement or otherwise.

13	Announcements and confidentiality

Announcements

13.1

No Party (nor, with respect to the Investor Sellers, any of their respective Affiliates, and with respect to the Purchaser, any member of the Purchaser’s Group) shall make any announcement or issue any circular in connection with the existence or subject matter of this Agreement (or any other Transaction Document) without the prior written approval of the Investor Sellers and the Purchaser (such approval not to be unreasonably withheld or delayed) except that each Investor Seller and the Purchaser shall be entitled to refer to the existence and/or subject matter of this Agreement (or any other Transaction Document) in marketing literature issued or circulated by or on behalf of an Investor Sellers, the Purchaser or any of the Investor Sellers’ respective Affiliates or investors or any member of the Purchaser’s Group.

13.2	The restriction in Clause 13.1 shall not apply:

13.2.1

to the press announcement(s) to be issued by the Investor Sellers and/or the Purchaser (or any investor in the Purchaser) in the Agreed Form (the “Press Announcement”) including any speaking points in the Agreed Form; and

13.2.2	subject to Clauses 13.3 to 13.6, to any communications made by or on behalf of any Group Company before and after Completion to any client and/or employees of such Group Company.

Confidentiality

13.3	The Confidentiality Agreement shall terminate on execution of this Agreement, without prejudice to any rights, liabilities or obligations that have accrued prior to such termination.

13.4

Each of the Sellers and the Purchaser shall (and shall ensure that each of its Representatives shall) maintain Confidential Information in confidence and not disclose Confidential Information to any person except:

13.4.1	as permitted by Clause 13.5; or

13.4.2	with the prior written approval of (in the case of the Purchaser disclosing) the Investor Sellers or (in the case of a Seller disclosing) the Purchaser.

13.5	Clause 13.4 shall not prevent disclosure by a Party or its Representatives to the extent it can demonstrate that:

13.5.1

disclosure is required by law or by any stock exchange or any regulatory, governmental or antitrust body having applicable jurisdiction (provided that, unless the disclosure forms part of regular and ongoing obligations not specifically related to a Group Company the disclosing Party shall (to the extent permitted by law) first inform (in the case of the Purchaser disclosing) the Investor Sellers and (in the case of a Seller disclosing) the Purchaser of its intention to disclose such Confidential Information and take into account the reasonable comments of (in the case of the Purchaser disclosing) the Investor Sellers and (in the case of a Seller disclosing) the Purchaser);

13.5.2

disclosure is to a Taxation Authority in circumstances where such disclosure is reasonably necessary for the management of the Tax affairs of any Seller, any member of an Investor Seller’s Group, the Purchaser or any of their Affiliates and, to the extent legally permissible and unless a statutory obligation of confidentiality applies, shall be made subject to a reasonable obligation of confidentiality;

13.5.3

disclosure is of Confidential Information (save for, in relation to the Sellers, Confidential Information relating to the Group Companies or the Business) which was lawfully in the possession of that Party or any of its Representatives (in either case as evidenced by written records) without any obligation of secrecy prior to its being received or held;

13.5.4	disclosure is of Confidential Information which has previously become publicly available other than through that Party’s fault (or that of its Affiliates or Representatives);

13.5.5	disclosure is required for the purpose of any arbitral or judicial proceedings arising out of this Agreement (or any other Transaction Document);

13.5.6	such disclosure is made in the proper performance of a Party’s duties in its capacity as an employee, officer or director of a Group Company;

13.5.7

such disclosure is made on a confidential basis to the Purchaser’s lending banks or prospective debt or equity investors (including any affiliates, employees, officers, advisers and agents thereof), in each case, provided that such funding is being provided or proposed in relation to the Transaction (or any financing thereof), any Permitted Interim Financing or any issuance of Equity Securities of the Purchaser pursuant to a bona fide capital raising transaction;

13.5.8

such disclosure is made to any rating agencies limited to that required for such rating agency to carry out any rating functions in connection with the Purchaser’s financing arrangements and, to the extent legally permissible, shall be made subject to customary confidentiality obligations;

13.5.9	in the case of any Seller that is not an individual, such disclosure is made to:

(a)	its Affiliates and its Affiliates’ directors, officers, partners, advisers, consultants, members or employees; or

(b)

any direct or indirect investors or prospective investors in funds managed and/or advised by such Seller or its Affiliates, together with its directors, officers, advisers or agents, provided that in each case such information is disclosed on a confidential basis; and

13.5.10	in the case of the Purchaser, such disclosure is made to its Affiliates and their respective Representatives.

13.6

Each of the Sellers and the Purchaser undertakes that it (and with respect to the Sellers, its Affiliates, and with respect to the Purchaser, members of the Purchaser’s Group) shall only disclose Confidential Information to its Representatives if it is reasonably required for purposes connected with this Agreement or the other Transaction Documents and only if the Representatives are informed of the confidential nature of the Confidential Information and undertake or are otherwise under a professional obligation to the disclosing party to keep such Confidential Information confidential.

14	Notices

Service of notices

14.1

Any notice to be given under this Agreement must be in English and in writing, and may be served by hand, by first class post or airmail (pre-paid and signed for in each case) or by email to the address or email address (as applicable) given below, or to such other address or email address as may have been notified by any Party to the other Parties for this purpose (which shall supersede the previous address or email address (as applicable) from the date on which notice of the new address is deemed to be served under this Clause 14).

Investor Sellers:
Triton LuxTopHolding SARL
For the attention of:	Gonzague de Lhoneux
Address:	-3 boulevard de la Foire, L-1528 Luxembourg, Grand Duchy of Luxembourg
Email address:	Gonzague.deLhoneux@apax.com
Copy to:	Sellers’ Solicitors, for the attention of Stuart Boyd (stuart.boyd@kirkland.com) and Jacob Traff (jacob.traff@kirkland.com)

WP Triton Co-Invest, L.P.
For the attention of:	Max Fowinkel and Jan-Ole Gerschefski
Address:	c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands
Email address:	Notices@warburgpincus.com
Copy to:	Sellers’ Solicitors, for the attention of Stuart Boyd (stuart.boyd@kirkland.com) and Jacob Traff (jacob.traff@kirkland.com)

2684343 Ontario Limited
For the attention of:	Eric Hargrave
Address:	5650 Yonge Street, Suite 1200 Toronto, Ontario M2M 4H5, Canada
Email address:	eric_hargrave@otpp.com
Copy to:	Sellers’ Solicitors, for the attention of Stuart Boyd (stuart.boyd@kirkland.com) and Jacob Traff (jacob.traff@kirkland.com) and OTPP legal department (law_emea@otpp.com)

CPP Investment Board Private Holdings (4) Inc.
For the attention of:	Hafiz Lalani and Pascal Keutgens
Address:	1 Queen Street East, Suite, 2500 Toronto, Ontario M5C 2W5, Canada
Email address:	hlalani@cppib.com and pkeutgens@cppib.com
Copy to:	Sellers’ Solicitors, for the attention of Stuart Boyd (stuart.boyd@kirkland.com) and Jacob Traff (jacob.traff@kirkland.com) and CPPIB legal notices (legalnotices@cppib.com)

The Management Sellers and the Optionholder Sellers:
For the attention of:	The directors of the Company
Address:	99 City Road, London, EC1Y 1AX, United Kingdom
Email address:	Gonzague.deLhoneux@apax.com, Jan-Ole.Gerschefski@warburgpincus.com, Eric_Hargrave@otpp.com and pkeutgens@cppib.com
Copy to:	Sellers’ Solicitors, for the attention of Stuart Boyd (stuart.boyd@kirkland.com) and Jacob Traff (jacob.traff@kirkland.com) and Alison Horrocks (Alison.Horrocks@inmarsat.com)

Purchaser:
For the attention of:	Robert Blair and Paul Castor
Address:	6155 El Camino Real, Carlsbad, California 92009-1602, the United States of America
Email address:	robert.blair@viasat.com and paul.castor@viasat.com
Copy to:	Latham & Watkins LLP, for the attention of Craig Garner (craig.garner@lw.com) and Nick Cline (nick.cline@lw.com)

14.2	Any notice served in accordance with Clause 14.1 shall be deemed to have been received:

14.2.1	if delivered by hand, at the time of delivery;

14.2.2	if sent by first class post, at 9.30 am on the second day after (and excluding) the date of posting;

14.2.3	if sent by airmail, at 9.30 am on the fifth day after (and excluding) the date of posting; or

14.2.4	if sent by email, at the time of transmission by the sender,

provided that if a notice would otherwise be deemed to have been received outside Normal Business Hours, it shall instead be deemed to have been received at the recommencement of such Normal Business Hours.

14.3

For the purposes of Clause 14.2, “Normal Business Hours” means 9.00 am to 5.30 pm local time in the place of receipt on any day which is not a Saturday, Sunday or public holiday in that location. In the case of service on any Party by email, the place of receipt shall be deemed to be the address specified for service on that Party by post.

14.4

In proving receipt of any notice served in accordance with Clause 14.1, it shall be sufficient to show that the envelope containing the notice was properly addressed and either delivered to the relevant address by hand or posted as a pre-paid, signed-for first class or airmail letter, or that the email was sent to the correct email address.

14.5	This Clause 14 shall not apply to the service of any proceedings or other documents in any legal action.

Management Sellers’ Representatives

14.6

Subject to Clause 14.7, each Management Seller (other than the Company) and each Optionholder Seller hereby irrevocably appoints each of Rajeev Suri, Tony Bates and Alison Horrocks (each a “Management Sellers’ Representative”) as a representative of such Management Seller or Optionholder Seller, to act severally on the relevant Management Seller’s or Optionholder Seller’s behalf for all purposes under this Agreement and the Transaction Documents, including for the purposes of:

14.6.1	delivering instructions to the Purchaser in connection with the payment of the Consideration;

14.6.2	accepting notices on behalf of such Management Seller or Optionholder Seller in accordance with Clause 14.1;

14.6.3

taking any and all actions that may be necessary or desirable, as determined by each Management Sellers’ Representative in their sole discretion, in connection with the payment of the costs and expenses incurred with respect to the Transaction;

14.6.4	granting any consent or approval on behalf of the relevant Management Seller or Optionholder Seller under this Agreement or any other Transaction Document; and

14.6.5

generally taking any and all other actions and doing any and all other things provided in or contemplated by this Agreement to be performed by the relevant Management Seller or Optionholder Seller or the Management Sellers’ Representatives on behalf of the relevant Management Seller or Optionholder Seller.

14.7	Each Management Seller (other than the Company) and each Optionholder Seller hereby:

14.7.1

irrevocably (by way of security for the performance of its obligations under this Agreement) appoints each Management Sellers’ Representative to act as its attorney, on a several basis, with full authority on its behalf and in its name, in connection with the Transaction (including any Management Roll-up, Nominee Transfer, Management Seller Transfer, Warburg Pincus Transfer and/or Options Issue and/or issue of Consideration Shares), and without limiting the power of attorney pursuant to this Clause 14.7.1, each Management Sellers’ Representative shall be entitled (in his or her absolute and unfettered discretion) to do all such acts and things as such Management Sellers’ Representative may consider necessary, desirable, incidental or expedient to execute and/or complete the Transaction and/or any matter ancillary to the Transaction, including to do any of the following:

(a)

consider, settle, negotiate, approve, execute (whether as a deed or otherwise), deliver, sign, exchange, seal and complete all deeds, agreements, documents, letters, undertakings, applications, authorities, consents, waivers, certificates or other written or unwritten instruments or instructions as such Management Sellers’ Representative shall, in their absolute and unfettered discretion, deem to be necessary, desirable, incidental or expedient to execute and/or complete the Transaction, in such form and containing such provisions as such Management Sellers’ Representative shall, in his or her absolute and unfettered discretion, deem appropriate, including any amendment or waiver of rights, including:

(i)	any document which may be required to be delivered or executed pursuant to the terms of any Transaction Document;

(ii)	any agreement(s) or arrangement(s) in respect of any holding of shares in Sub-Topco, the Company and/or the Purchaser for the benefit of such Management Seller or Optionholder Seller;

(iii)	any payment direction, instruction or costs letter relating to the proceeds and/or securities to be received by such Management Seller or Optionholder Seller in connection with the Transaction; and

(iv)	any tax election(s) in respect of such Management Seller’s or Optionholder Seller’s shares in the capital of Sub-Topco, the Company and/or the Purchaser;

(b)

give, in such Management Seller’s or Optionholder Seller’s name and on such Management Seller’s or Optionholder Seller’s behalf, such undertakings, representations, warranties, confirmations, covenants, indemnities, consents, waivers and statements of responsibility as such Management Sellers’ Representative shall, in his or her absolute and unfettered discretion, deem to be necessary, desirable, incidental or expedient to execute and/or complete the Transaction;

(c)	in his or her capacity as such Management Seller’s or Optionholder Seller’s attorney and proxy (and each Management Sellers’ Representative is hereby appointed as such proxy) or otherwise:

(i)

receive notice of, attend, participate in and direct the exercise of any voting rights attaching to such Management Seller’s or Optionholder Seller’s holding of shares in the capital of the Company and/or Sub-Topco, at any general meeting, class meeting or other meeting at which such rights are capable of being exercised;

(ii)

sign, deliver, negotiate, amend or approve, on such Management Seller’s or Optionholder Seller’s behalf, any documentation (whether by deed or otherwise) relating to such meetings, including any written resolution or class resolution of the Company or Sub-Topco;

(iii)	consent, on such Management Seller’s or Optionholder Seller’s behalf, to the holding of any such meeting of the Company or Sub-Topco, whether or not on less than the requisite period of notice; and

(iv)	nominate proxies to attend and vote on the Management Seller’s or Optionholder Seller’s behalf at any such meeting,

in each case, as such Management Sellers’ Representative shall, in their absolute and unfettered discretion, deem to be necessary, desirable, incidental or expedient to execute and/or complete the Transaction;

(d)

arrange for the transfer of any sale proceeds (including Cash Consideration and Consideration Shares) owed to such Management Seller or Optionholder Seller in accordance with the terms of any Transaction Document (including any cash, shares and/or other consideration) and to make all necessary arrangements for the application of such proceeds (including any funds, shares or other consideration) received pursuant to such Transaction Document in accordance with the terms of such Transaction Document; and

(e)	without prejudice to the generality of the foregoing, deal with all matters relating to the Transaction, on such Management Seller’s or Optionholder Seller’s behalf,

provided at all times that:

(f)	such power of attorney to terminate on the date that is the tenth Business Day after the date of the termination of this Agreement but shall be irrevocable until such date;

(g)

no Management Sellers’ Representative may agree a variation of any Transaction Document on behalf of such Management Seller or Optionholder Seller in accordance with Clause 17.27 unless the relevant Management Sellers’ Representative, in good faith, considers it to be: (a) in the interests of the Management Sellers and Optionholder Sellers taken as a whole; and (b) not to the disadvantage of one Management Seller or Optionholder Seller over another; and

(h)

for the avoidance of doubt, the authority conferred by Clauses 14.6 and this Clause 14.7.1 does not permit any Management Sellers’ Representative to agree a variation of the Management Warranty Deed on behalf of a Management Seller or an Optionholder Seller; and

14.7.2

severally (but not jointly or jointly and severally) undertakes to indemnify on an after Tax basis each Management Sellers’ Representative against all costs, claims, expenses and liabilities incurred by that Management Sellers’ Representative as a result of the exercise or purported exercise of any power conferred on that Management Sellers’ Representative by this Agreement.

14.8

Each of the Purchaser and the Management Sellers and Optionholder Sellers acknowledge that a Management Sellers’ Representative, in exercising the powers and authorities conferred on him or her by Clauses 14.6 and 14.7, shall not be acting, or be construed as acting, as the agent or trustee on behalf of any Management Seller or Optionholder Seller and each of the Purchaser and the Management Sellers and Optionholder Sellers agree that each Management Sellers’ Representative shall be entitled to take any and all actions (subject always to the limitations set out in Clauses 14.7.1(g) and 14.7.1(h)) that may be necessary or desirable, as determined by each Management Sellers’ Representative in his or her absolute and unfettered discretion, and shall have no liability whatsoever to the Purchaser or any Management Seller or Optionholder Seller in relation to the exercise of those powers and authorities, save in the case of fraud or fraudulent misrepresentation by such Management Sellers’ Representative.

14.9

Notwithstanding Clause 14.8, the Purchaser shall be entitled, without further enquiry, to rely on the exercise of the powers and authorities conferred on the Management Sellers’ Representatives as if the relevant Management Seller or Optionholder Seller is exercising such powers and authorities. Where the Purchaser may, pursuant to this Agreement, deal with the Management Sellers’ Representatives only, the Purchaser shall be entitled, without further enquiry, to assume that any Management Sellers’ Representative is acting on behalf of all Management Sellers and Optionholder Sellers.

15	Pre-Completion Transfers

Nominee Transfer

15.1

Notwithstanding any other term of this Agreement, any Nominee (a “Transferring Nominee”) shall be entitled, by written notice to the Purchaser (“Nominee Substitution Notice”) to transfer all or part of such Nominee’s Management Sub-Topco Shares and/or Sale Shares to one or more replacement Nominee(s) (each a “Replacement Nominee”) nominated by it in the Nominee Substitution Notice and who has duly executed and delivered to the Purchaser and the Investor Sellers a Deed of Adherence in the capacity of a Nominee. With effect from the receipt by the Purchaser of the Nominee Substitution Notice and a Deed of Adherence executed by the Replacement Nominee in accordance with this Clause 15.1:

15.1.1

the Transferring Nominee shall transfer (and shall be deemed to have transferred) all the Transferring Nominee’s rights, obligations and liabilities under this Agreement as they relate to the Management Sub-Topco Shares and/or Sale Shares transferred to the Replacement Nominee in accordance with this Clause 15.1, to the Replacement Nominee, and the Replacement Nominee shall accept (and shall be deemed to have accepted) such transfer;

15.1.2

the Replacement Nominee and the Purchaser shall perform their respective obligations pursuant to this Agreement and be bound by the terms of this Agreement in every way as if the Replacement Nominee was the original party to this Agreement in place of the Transferring Nominee in relation to the to the Management Sub-Topco Shares and/or Sale Shares transferred to the Replacement Nominee in accordance with this Clause 15.1; and

15.1.3

the Purchaser shall release (and shall be deemed to have released) the Transferring Nominee, and the Transferring Nominee shall release (and shall be deemed to have released) the Purchaser, from all future obligations under (and any previous claims, losses or demands) under this Agreement as they relate to the Management Sub-Topco Shares and/or Sale Shares transferred to the Replacement Nominee,

(together, the “Nominee Transfer”).

15.2	The Parties acknowledge and agree that:

15.2.1	Clause 15.1 constitutes the Purchaser’s consent and approval of, and entry into, the Nominee Transfer; and

15.2.2	the execution of the Nominee Substitution Notice by the Transferring Nominee shall constitute the Transferring Nominee’s consent and approval of, and entry into, the Nominee Transfer.

15.3

The Investor Sellers and the Management Sellers’ Representatives may, by written notice to the Purchaser at any time prior delivery of the Final Completion Schedule to the Purchaser pursuant to Clause 7.9, vary the number of Management Sub-Topco Shares set out opposite the Nominee’s name in the Allocation Schedule, provided that the number of Management Sub-Topco Shares set out opposite the Nominee’s name in the Allocation Schedule shall not be greater than 2,065,359 C ordinary shares in the capital of Sub-Topco.

Warburg Pincus Transfer

15.4

Notwithstanding any other term of this Agreement, at any time prior to Completion, WP Triton Co-Invest L.P shall be entitled to transfer up to 8,000,000 of its Sale Shares to Pretzel Logic BV (or an Affiliate thereof), provided that Pretzel Logic BV or such Affiliate is an Accredited Investor and has first duly executed and delivered to the Investor Sellers and the Purchaser a Deed of Adherence in the capacity of an Other Seller and a joinder (in a form reasonably acceptable to the Purchaser) to the Purchaser Shareholders’ Agreement (the “Warburg Pincus Transfer”).

15.5	The Parties acknowledge and agree that Clause 15.4 constitutes the Purchaser’s and Sellers’ consent and approval of the Warburg Pincus Transfer.

Management Seller Transfer

15.6

Notwithstanding any other term of this Agreement, a Management Seller who ceases, or is or has given or received notice to cease, to be employed or engaged by the Group shall be entitled to: (i) at any time prior to completion of the Management Roll-up, transfer some or all of his Management Sub-Topco Shares; and (ii) at any time after the completion of the Management Roll-up but before Completion, transfer some or all of the Sale Shares received by him or his nominee in connection with the Management Roll-up, in each case to: (a) the Company; (b) the Nominee or replacement Nominee; (c) another Management Seller who is an Accredited Investor; and/or (d) any other employee of the Group who is an Accredited Investor and first duly executes and delivers to the Purchaser and Investor Sellers a Deed of Adherence in the capacity of a Management Seller (the “Management Seller Transfer”).

15.7	The Parties acknowledge and agree that Clause 15.6 constitutes the Purchaser’s and Sellers’ consent and approval of any Management Seller Transfer.

Options Issue

15.8

Notwithstanding any other term of this Agreement, at any time prior to completion of the Management Roll-up, additional Options may be granted to any person(s) employed or engaged (or expected to be employed or engaged, conditional upon such employment) by the Group who is an Accredited Investor and has duly executed and delivered to the Purchaser and Investor Sellers a Deed of Adherence in the capacity of an Optionholder Seller (the “Options Issue”); provided, that, notwithstanding the foregoing, the Company may, with the prior written consent of the Purchaser (not to be unreasonably withheld), grant an Option to a person who is an Unaccredited Investor but who nonetheless has sufficient knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of receiving the Consideration Shares, so long as the total number of Purchaser Share Recipients that are then Unaccredited Investors do not, and are not reasonably expected to, exceed 35.

15.9	The Parties acknowledge and agree that Clause 15.8 constitutes the Purchaser’s and Sellers’ consent and approval of any Option Issue.

16	Limited recourse

Recourse to Related Persons

16.1	Notwithstanding anything that may be expressed or implied in this Agreement, the Purchaser acknowledges and agrees that:

16.1.1

no recourse under this Agreement or under any documents, instruments or oral or written statements delivered in connection herewith may be had against any officer, employee or agent of any Seller, any direct or indirect holder of any equity interests or securities of any Seller (whether such holder is a limited or general partner, member, shareholder or otherwise), any Affiliate of any Seller, or any direct or indirect director, officer, employee, partner, Affiliate, member, agent, controlling person or representative of any of the foregoing (each such person or entity, a “Related Person”), whether by the enforcement of any judgment or assessment or by any legal or equitable proceeding (including through attempted piercing of the corporate, limited partnership or limited liability company veil or any insolvency proceeding), or by virtue of any statute, regulation or other applicable law; and

16.1.2

no liability whatsoever will attach to, be imposed on or otherwise be incurred by any Related Person under this Agreement or any documents or instruments delivered in connection with this Agreement or with the Transaction or for any claim based on, in respect of or by reason of such obligations or by their creation notwithstanding that a Seller may be a partnership, limited partnership or limited liability company, in each case, provided that the Related Person is not themselves a Seller, in which case the provisions of this Clause 16.1 shall be without prejudice to the rights, liabilities and obligations of such Related Person in their capacity as a Seller under this Agreement.

17	General

Further assurances

17.1

On request by any Party, each Party shall, as promptly as reasonably practicable at its own cost and insofar as it is reasonably able, do or procure the doing of all such acts and execute or procure the execution of all such documents (in a form reasonably satisfactory to the requesting Party) as the requesting Party may reasonably consider necessary or appropriate to carry this Agreement into effect and to give the requesting Party the full benefit of it. The Parties agree and acknowledge that in the event of a conflict between the terms of this Clause 17.1 and Schedule 7, Schedule 7 shall prevail.

Termination

17.2	If this Agreement is terminated pursuant to Clauses 6.1 to 6.3 (inclusive) or 8.6.3 the Parties shall have no further obligations under this Agreement, provided that:

17.2.1	the Surviving Provisions (including Clauses 6.1 to 6.6 (inclusive)) shall survive termination; and

17.2.2

termination shall be without prejudice to any rights, liabilities or obligations that have accrued prior to termination, or to any other rights or remedies available under this Agreement, including any rights or liabilities with respect to any non-performance by any Party of any obligation falling due for performance prior to such termination.

17.3	Save for the termination provisions set out in Clauses 6.1 to 6.3 (inclusive) or 8.6.3, no Party is entitled to terminate this Agreement.

Tax

17.4

All sums payable under this Agreement or any of the Transaction Documents or for breach of any of the provisions of this Agreement or any of the Transaction Documents shall be paid free and clear of all deductions or withholdings whatsoever, save only as provided in this Agreement or any relevant Transaction Document or as required by applicable law.

17.5

If any deductions or withholdings are required by law to be made from any payment made under this Agreement to a Party (the “Payee Party”) by another party to this Agreement (the “Paying Party”) then, in the case of a Payer-Linked Deduction (but not otherwise), the Paying Party shall be obliged to pay the Payee Party such amount as will, after the deduction or withholding has been made, leave the Payee Party with the same amount as it would have been entitled to receive in the absence of such requirement to make a deduction or withholding. The Parties shall work together in good faith to reduce any such deductions or withholdings. For the purposes of this Clause, a “Payer-Linked Deduction” means any deduction or withholding imposed on the payment by the Paying Party which would not have arisen but for a connection of the payer with the jurisdiction imposing it, except for any such deduction or withholding imposed as a result of failure by the Payee Party to deliver any applicable withholding form that would be available and which such Payee Party is properly able to deliver to reduce or eliminate such deduction or withholding and excluding any deduction or withholding on account of an Option Employee Tax Liability and any deduction or withholding which is Permitted Leakage.

17.6	If a party is required by law to make a deduction or withholding as is referred to in Clause 17.5, that party shall:

17.6.1	make such deduction or withholding;

17.6.2	account for the full amount deducted or withheld to the relevant authority in accordance with applicable law; and

17.6.3	provide to the Payee Party the original, or a certified copy, of a receipt or other documentation evidencing the above.

17.7

The Parties intend and shall use all reasonable endeavours to secure that, to the extent permitted by law, neither the Change of Recommendation Break Fee nor the Long Stop Break Fee, if paid, being compensatory in nature, shall be treated for VAT purposes as consideration for a taxable supply.

17.8

Save as expressly stated elsewhere in this Agreement, any sum payable by the Purchaser to any Seller under or pursuant to this Agreement is exclusive of any applicable VAT. If any supply is treated as made for VAT purposes by any Seller or an Affiliate of any Seller to the Purchaser under or pursuant to this Agreement, and such Seller or the Affiliate of such Seller is required to account for VAT in respect of that supply, the Purchaser shall, subject to the receipt of a valid VAT invoice, pay to such Seller (in addition to any other consideration for that supply) an amount equal to such VAT. Such payment shall be made on demand or, if later, at the same time as any such consideration is payable.

17.9

If any Party (the “VAT Paying Party”) is required by this Agreement to reimburse or indemnify another person (the “VAT Payee Party”) for any Costs, the VAT Paying Party shall also reimburse the VAT Payee Party for any VAT incurred by the VAT Payee Party (or the representative member of any group for VAT purposes of which the VAT Payee Party is a member) in respect of those Costs, except for any VAT which is recoverable as input tax by the VAT Payee Party (or the representative member of any group for VAT purposes of which the VAT Payee Party is a member).

17.10

The Purchaser shall bear all stamp duties, stamp duty reserve tax, stamp duty land tax, notarial fees, sales Taxes, transfer Taxes or other similar taxes (each a “Transfer Tax”) payable in respect of the transfer of the Shares pursuant to this Agreement, and shall be responsible for arranging the payment of any such Transfer Taxes.

17.11

The Sellers shall procure that the Company shall, upon the Purchaser’s reasonable request, cooperate in good faith and to make any entity classification election pursuant to the United States Treasury Regulations under Section 7701 of the U.S. Tax Code in respect of any Group Company (other than the Company and Sub-Topco) at such time and pursuant to such documentation provided by the Purchaser; provided, however, that any Taxes and out-of-pocket costs and expenses (including, for the avoidance of doubt, any Taxes and out-of-pocket costs and expenses attributable to payments from Purchaser to a Group Company contemplated by this Clause 17.11) incurred in connection with any such actions or transactions shall be promptly paid or reimbursed by the Purchaser.

17.12

If either the Purchaser or any Seller is or becomes aware of any fact or circumstance that such party may reasonably expect would cause the sale and purchase of the Sale Shares pursuant to this Agreement to not qualify for the Intended Tax Treatment on the Completion Date, then such Party shall promptly notify the Purchaser and the Investor Sellers. The Sellers agree to procure that the Company provides information reasonably requested by Purchaser with respect to the Intended Tax Treatment; provided that in no event shall the Sellers or the Company be required to provide to Purchaser: (a) any information the Company or the Sellers determine in good faith is subject to attorney-client privilege or that it or they are not legally able to provide; or (b) any Indirect Holder Information. Unless otherwise agreed by the Investor Sellers and the Purchaser in writing, the Parties agree to treat and report the Transaction, for all United States federal and applicable state and local income Tax purposes (including on all applicable Tax returns), in accordance with the Intended Tax Treatment, except where such treatment or reporting would be contrary to a final determination by an applicable Taxation Authority or as required by Law.

17.13

Notwithstanding anything to the contrary contained in this Agreement, the Purchaser in its sole and absolute discretion shall be permitted to (but shall have no obligation to) make or cause any of its Affiliates (including the Group Companies) to make elections under Section 338 of the U.S. Tax Code with respect to the sale and purchase of the Sale Shares pursuant to this Agreement. The Sellers shall cooperate in good faith with the Purchaser and its Affiliates (including the Group Companies) with respect to the making of such elections, and Purchaser shall reasonably cooperate with Sellers to promptly inform them after such election is made and to provide Sellers information reasonably requested by them so that Sellers (or their direct or indirect equity holders) can comply with their tax reporting obligations as a result of such election. Prior to Completion, in the event issues or impediments arise with respect to making elections under Section 338 of the U.S. Tax Code for any or all of the Group Companies, the Sellers and the Purchaser agree to discuss and consider alternative structures, transactions and other actions that might be implemented in order to achieve U.S. Tax consequences comparable to those resulting from the Intended Tax Treatment and the making of elections under Section 338 of the U.S. Tax Code for all relevant Group Companies; provided, for clarity, that none of the Group Companies, the Sellers or the Purchaser shall be obligated to engage in any such alternative structure, transaction or other action to the extent that such person determines in good faith doing so would adversely impact such person or its direct or indirect owners.

17.14

The Sellers and the Company shall provide, or cause to be provided, to the extent permitted by applicable Law, any reasonably requested U.S. Tax Code Section 1445 or 1446(f) certificates with respect to any Group Company taking into account transactions contemplated by this Agreement.

17.15	Each Seller shall deliver on Completion a United States Internal Revenue Service (“IRS”) Form W-9 or an appropriate IRS Form W-8, as applicable.

Tax benefit gross-up

17.16

No later than eleven Business Days prior to the Scheduled Completion Date, the Company shall provide to Purchaser a schedule reflecting the Company’s good faith estimate of the additional U.S., federal (and applicable state and local) income Taxes of each of the Sellers (and their respective Indirect Holders, if applicable) attributable to Transaction, measured as the excess of: (a) the U.S. federal (and applicable state and local) income Taxes estimated to be due and payable by the Sellers as a result of the Transaction assuming that the Intended Tax Treatment applies (and taking into account any payments to be made pursuant to Clauses 17.16 to 17.19); over (b) the estimated U.S. federal (and applicable state and local) income Taxes that would have been due and payable by the Sellers assuming that the transaction were instead structured as a “reorganization” within the meaning of Section 368(a) of the Code in which Sellers would have received the Consideration Shares on a tax-deferred basis pursuant to Section 354 of the Code and would have received the Cash Consideration as “boot” described in Section 356 of the Code (such schedule, the “Estimated Tax Cost Schedule”). For the avoidance of doubt, such calculation shall assume that the Sellers and the Indirect Holders have no other relevant items of income, gain, loss, deduction or credit for U.S. federal (and applicable state and local) income Tax purposes.

17.17

The Sellers shall procure that the Company shall provide the Purchaser with supporting information reasonably requested by Purchaser in connection with the Purchaser’s review of the Estimated Tax Cost Schedule, provided that in no event shall the Company nor any of the Sellers be required to provide information as to: (a) the identity of any direct or indirect owners or beneficiaries of any Seller (such owners and/or beneficiaries, the “Indirect Holders”); (b) the marginal U.S. federal (and state and local) income tax rate applicable to any specific Indirect Holder; (c) the amount of the ownership interest of any specific Indirect Holder in any of the Sellers or in any other Indirect Holder; or (d) any other information with respect to any Seller or any Indirect Holder that the applicable Seller determines in good faith is confidential (collectively, “Indirect Holder Information”).

17.18

The Company shall consider in good faith any reasonable comments to the Estimated Tax Cost Schedule to the extent received no later than ten days prior to the Completion, provided that the Company shall not be required to incorporate any such comments with which the Company disagrees in good faith. The Estimated Tax Cost Schedule after taking into account any comments from Purchaser incorporated by the Company pursuant to this Clause 17.18 shall be the “Final Tax Cost Schedule”.

17.19

Subject to and conditional upon the Purchaser having not made a Section 338 Election Commitment in accordance with Clause 17.20, at the Completion, the Purchaser shall pay to the applicable Sellers the lesser of: (a) the aggregate additional U.S. federal (and applicable state and local) income Taxes with respect to such Sellers (and/or their applicable Indirect Holders) reflected in the Final Tax Cost Schedule; and (b) $11,000,000 (which amount, in the case of this sub-paragraph (b), shall be paid to Sellers as set out in the Final Tax Cost Schedule).

17.20

At any time prior to that date falling 20 Business Days prior to the Scheduled Completion Date, the Purchaser may by written notice to the Investor Sellers elect not to make an election under Section 338 of the U.S. Tax Code with respect to the sale and purchase of the Sale Shares pursuant to this Agreement (a “Section 338 Election Commitment”). Upon the Purchaser having made a Section 338 Election Commitment it shall not be permitted to make an election under Section 338 of the U.S. Tax Code with respect to the sale and purchase of the Sale Shares pursuant to this Agreement unless and until the Purchaser shall have paid to the appropriate Sellers the amounts payable pursuant to Clause 17.19 but for the Purchaser having made a Section 338 Election Commitment.

Costs

17.21

Except as expressly provided otherwise in this Agreement (including as items of Permitted Leakage), each Party shall bear its own costs and expenses in relation to the negotiation, preparation, execution and implementation of the Transaction Documents and the consummation of the Transaction, but this Clause 17.21 shall not prejudice any Party’s right to seek to recover costs in any litigation or other dispute resolution procedure arising in connection with any Transaction Document.

Assignment

17.22

Subject to Clause 17.23, no Party may assign, hold on trust, transfer, charge or otherwise deal with all or any part of its rights or obligations under this Agreement nor grant, declare, create or dispose of any right or interest in it without the prior written consent of the Purchaser and the Investor Sellers.

17.23

Subject to Clause 17.25, this Agreement and all or any of the benefits arising under it may be assigned or charged in whole or in part by the Purchaser to the Purchaser’s Group’s financial lenders or banks or other creditors or any member of their groups (including funds) or any security agent or trustee acting on their behalf as security agent, in each case for any financing or refinancing in respect of the Transaction (including any additional facilities, notes, bonds and hedging made available in connection with such financing or refinancing) and such benefit may further be assigned to any other financial institution or other creditors by way of security for the borrowings of the Purchaser’s Group resulting from any refinancing of the borrowings made under such financing or refinancing or to any person entitled to enforce such security or to any transferee under a valid enforcement of such security, any such assignment to be on terms such that, notwithstanding any such assignment in security, the Investor Sellers may deal with the Purchaser in connection with all matters arising under this Agreement (unless the Investor Sellers receive written notice of enforcement of the relevant security interest).

17.24

As soon as practicable after any assignment in accordance with Clause 17.23, the Purchaser shall procure that the Party that has assigned its rights will give written notice of the assignment to the Investor Sellers.

17.25

In the case of an assignment pursuant to Clause 17.23 above, the liability of any Party to such an assignee shall not be greater than it would have been had such assignment not taken place, and all the rights, benefits and protections afforded to a Party shall continue to apply to the benefit of that Party as against the assignee as they would have applied as against the assigning Party.

17.26	Any purported assignment, declaration of trust, transfer, sub-contracting, delegation, charging or dealing in contravention of Clause 17.22 is ineffective.

Variation

17.27

No variation of this Agreement (or of any other Transaction Document, save for the Management Warranty Deed) shall be valid unless it is in writing and signed by or on behalf of the Investor Sellers and the Purchaser and, if such variation is or may be adverse to any Management Seller or any Optionholder Seller, at least two Management Sellers’ Representatives.

Rights of third parties

17.28	By reason of the Contracts (Rights of Third Parties) Act 1999:

17.28.1	each employee, director, agent, officer or adviser of any Seller or of any of such Seller’s Affiliates shall have the right to enforce the relevant terms of Clause 9.7 and this Clause 17.28;

17.28.2	each Party’s Related Persons shall have the right to enforce the relevant terms of Clause 16.1, this Clause 17.28 and Clause 17.32;

17.28.3	the Relevant Persons shall have the right to enforce the terms of Clauses 11.3 to 11.6 (inclusive) and this Clause 17.28;

17.28.4	each relevant Group Company shall have the right to enforce Clause 11.3 and this Clause 17.28,

in each case subject to Clause 17.29.

17.29	The rights set out in Clause 17.28 are subject to:

17.29.1

the rights of the Parties to amend or vary this Agreement without the consent of any Related Person, Relevant Person or Group Company or any director, officer, employee, agent, adviser and representative of the Group Companies (in each case, except in its capacity as a Party); and

17.29.2	the other terms and conditions of this Agreement.

17.30	Except as provided in Clause 17.28, a person who is not a Party shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

Entire agreement

17.31

This Agreement and the Transaction Documents constitute the whole agreement between the Parties relating to the Transaction to the exclusion of any terms implied in law that may be excluded by contract. They supersede and extinguish any and all prior discussions, correspondence, negotiations, drafts, arrangements, understandings or agreements relating to the Transaction.

17.32	Each Party agrees and acknowledges that:

17.32.1	it is entering into the Transaction Documents in reliance solely on the statements made or incorporated in them;

17.32.2

no Party shall have any claim or remedy in respect of any statement, representation, warranty or undertaking made by or on behalf of the other Party (or any of its Related Persons) in relation to the Transaction which is not expressly set out in this Agreement or any other Transaction Document;

17.32.3

any terms or conditions implied by law in any jurisdiction in relation to the Transaction are excluded to the fullest extent permitted by law or, if incapable of exclusion, any right, or remedies in relation to them are irrevocably waived;

17.32.4

the only right or remedy of a Party in relation to any provision of this Agreement or any other Transaction Document shall (save as otherwise specified in this Agreement) be for breach of this Agreement or the relevant Transaction Document;

17.32.5

no Party (or any of its Related Persons or advisers) shall owe any duty of care or have any liability in tort, under the Misrepresentation Act 1967 or otherwise to the other Parties (or their respective Related Persons or advisers) in relation to the Transaction,

17.32.6

it is not entering into this Agreement in consequence of or in reliance on any unlawful communication as defined in section 30(1) of the Financial Services and Markets Act 2000 made by any other Party or any Party’s professional advisers;

17.32.7

except as expressly provided in this Agreement, it is entering into this Agreement solely in reliance on its own commercial assessment and investigation and advice from its own professional advisers; and

17.32.8	the other Parties are entering into this Agreement in reliance on the acknowledgements given in this Clause 17.32,

provided that this Clause 17.32 shall not exclude any liability for (or remedy in respect of) fraud or fraudulent misrepresentation by that Party. Each Party agrees to the terms of this Clause 17.32 on its own behalf and as agent for each of its Related Persons and advisers.

Inconsistency

17.33

If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail (as between the Parties to this Agreement and as between any of their Affiliates) unless the Parties to this Agreement:

17.33.1	are also Parties to that other agreement and such other agreement expressly states that it overrides this Agreement in the relevant respect; or

17.33.2	expressly agree in writing that such other agreement shall override this Agreement in that respect.

17.34

Each of the Sellers acknowledges and agrees, for the benefit of each other Seller that the entry into the Transaction Documents and the completion of the Transaction is approved for all purposes under each Shareholders’ Agreement to which such Seller is a party and the Articles pursuant to which such Seller holds any Sale Shares, and no Seller shall assert any claim against any other Seller pursuant to any Shareholders’ Agreement or Articles in respect of any action contemplated by the Transaction Documents.

Remedies

17.35

The rights and remedies conferred on any Party by, or pursuant to, this Agreement are cumulative, and, except as expressly provided in this Agreement, are in addition to, and not exclusive of, any other rights and remedies available to such Party at law or in equity. No single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

17.36

Each Party acknowledges and agrees that the rights of each Party to complete the Transaction are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed in accordance with their terms or are otherwise breached, immediate and irreparable harm or damage may be caused for which money damages may not be an adequate remedy. Accordingly, each Party agrees that, in addition to any other available remedies a Party may have in equity or at law, each Party shall be entitled to seek to enforce specifically the terms and provisions of this Agreement or to seek an injunction restraining any breach or threatened breach of the provisions of this Agreement. If any proceedings are brought to enforce the provisions of this Agreement in circumstances where Completion has not occurred solely because the Purchaser has failed to comply with any of its Material Completion Obligations and the Sellers have otherwise complied or were ready, willing and able to comply with their respective Material Completion Obligations, no Party shall allege, and each Party hereby waives the defence, that there is an adequate remedy at law or that damages is an adequate remedy.

Waiver

17.37

Any waiver of any term or condition of this Agreement, waiver of any breach of any term or condition of this Agreement, or waiver of, or election whether or not to enforce, any right or remedy arising under this Agreement or at law, must be in writing and signed by or on behalf of the person granting the waiver, and no waiver or election shall be inferred from a Party’s conduct.

17.38	Any waiver of a breach of any term or condition of this Agreement shall not be, or be deemed to be, a waiver of any subsequent breach.

17.39	Failure to enforce any provision of this Agreement at any time or for any period shall not waive that or any other provision or the right subsequently to enforce all provisions of this Agreement.

17.40

Failure to exercise, or delay in exercising, any right or remedy shall not operate as a waiver or be treated as an election not to exercise such right or remedy, and single or partial exercise or waiver of any right or remedy shall not preclude its further exercise or the exercise of any other right or remedy.

Severance

17.41

Each of the provisions of this Agreement and the other Transaction Documents is severable. If any such provision is held to be or becomes invalid or unenforceable in any respect under the law of any jurisdiction, it shall have no effect in that respect and the Parties shall use all reasonable endeavours to replace it in that respect with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

Counterparts and duplicates

17.42

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts, but shall not be effective until each Party has executed and delivered at least one counterpart. Each counterpart constitutes an original, and all the counterparts together constitute one and the same agreement. If this Agreement is executed in duplicate, each duplicate constitutes an original. Delivery of a counterpart of this Agreement by e-mail attachment shall be an effective mode of delivery.

Governing law

17.43

This Agreement and any non-contractual obligations arising out of or in connection with it (including any non-contractual obligations arising out of the negotiation of the transaction contemplated by this Agreement) are governed by and shall be construed in accordance with English law.

Jurisdiction

17.44

The Parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Agreement (including a dispute relating to any non-contractual obligation arising out of or in connection with either this Agreement or the negotiation of the transaction contemplated by this Agreement).

Agent for service of process

17.45	At the date of this Agreement:

17.45.1	Triton LuxTopHolding SARL has appointed Apax Partners LLP of 33 Jermyn Street, London SW1Y 6DN, United Kingdom;

17.45.2	WP Triton Co-Invest, L.P has appointed Warburg Pincus International LLC of Almack House, 28 King Street, London SW1Y 6QW, United Kingdom;

17.45.3	2683434 Ontario Limited has appointed Ontario Teachers’ Pension Plan (Europe) Limited of 10 Portman Square, W1H 6AZ, United Kingdom;

17.45.4	CPP Investment Board Private Holdings (4) Inc has appointed Canada Pension Plan Investment Board of 40 Portman Square, London, W1H 6LT, United Kingdom; and

17.45.5	the Purchaser has appointed Viasat UK Limited of Royal Pavilion, Tower 2, 4th Floor Wellesley Road Aldershot, GU11 1PZ, United Kingdom.

as its process agent to receive on its behalf service of any proceedings in respect of any dispute or claim that arises out of or in connection with this Agreement or its subject matter or formation (the “Process Agent”) in England. If such person ceases to be able to act as the Process Agent or no longer has an address in England, the relevant Party shall immediately appoint a replacement Process Agent and deliver to the Purchaser and each Investor Seller (if such Party is a Seller) or each Investor Seller (if such Party is the Purchaser) a notice setting out the new Process Agent’s name and address together with a copy of the new Process Agent’s acceptance of its appointment.

17.46	Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law.

Schedule 1

The Sellers

Part A

The Investor Sellers

(1) Name	(2) Address	(3) Shares
Triton LuxTopHolding SARL	1-3 boulevard de la Foire, L-1528 Luxembourg, Grand Duchy of Luxembourg	587,499,975
WP Triton Co-Invest, L.P	c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands	587,499,975
2684343 Ontario Limited	5650 Yonge Street, Suite 1200 Toronto, Ontario M2M 4H5, Canada	587,499,975
CPP Investment Board Private Holdings (4) Inc	1 Queen Street East, Suite, 2500 Toronto, Ontario M5C 2W5, Canada	587,499,975

Schedule 2

Pre-Completion undertakings

Part A: Conduct of the Group Companies pre-Completion

1.	During the Pre-Completion Period, in each case subject to Law and to the extent within their power to do so, each Seller shall procure that (unless otherwise permitted by paragraph 2 below):

1.1	the Group Companies carry on their business in the ordinary course of business in all material respects;

1.2	no Group Company:

1.2.1	allots or issues or transfers or agrees to allot or issue or transfer any share or loan capital other than from one Group Company to another Group Company;

1.2.2	grants any right to subscribe for any share or loan capital other than from one Group Company to another Group Company;

1.2.3	amends its constitutional documents (other than any Shareholders’ Agreement) or accounting reference date;

1.2.4	changes its residence for Tax purposes; or

1.2.5	creates any Encumbrance over the Sale Shares;

1.2.6	enters into any agreement or arrangement (whether in writing or otherwise) to do any of the foregoing or allow or permit any of the foregoing to occur; or

1.2.7	adopts, materially amends or terminates any material Benefit Plan, other than reasonably necessary or advisable to implement` the UK DB Plan Buyout; or

1.3	no Group Company, other than in the ordinary course of business:

1.3.1	enters into any new radio spectrum, satellite capacity, satellite coordination or similar agreement or materially alters the terms of any such existing agreement;

1.3.2	other than any Encumbrances arising by operation of Law, creates any Encumbrances over the shares, loan capital or assets of any Group Company;

1.3.3

acquires or disposes of any assets, business or undertakings or assumes or incurs liabilities, obligations or expenses (actual or contingent), other than an acquisition, disposal, assumption or incurrence (or, in each case, series of related actions), as the case may be, that has a net value or burden to the Group of less than US$25,000,000;

1.3.4

requests the cancellation of any material Permit or deliberately and knowingly takes any action or omits to take any action which would cause any material Permit not to be renewed, to the extent such action would, or would reasonably be likely to have, a material adverse effect on the financial condition, business or operation of the Group;

1.3.5

terminates or materially amends in a manner adverse to the Group the terms of any material policy of insurance covering any orbital assets of the Group and maintained by the Group at the date of this Agreement;

1.3.6

other than in connection with obtaining a Change of Control Consent, amends the terms of its borrowing or financial indebtedness in any material respect or creates or incurs borrowing or financial indebtedness other than the creation or incurrence of indebtedness of less than US$25,000,000;

1.3.7	enters into, varies, amends or terminates a Material Contract;

1.3.8	enters into, varies, amends or terminates any joint venture or partnership or agreement or arrangement for the sharing of profits (other than with another Group Company or as part of a Benefit Plan);

1.3.9

grants any increase in salary, wage rate, bonus or benefits to any employee which increases their remuneration by greater than 15% in the aggregate, other than in connection with a bona fide promotion of such employee;

1.3.10	compromises or settles any outstanding Tax enquiry, audit or challenge by, or any outstanding Tax litigation or dispute with, any Taxation Authority which involves more than US$25,000,000 of Tax;

1.3.11

enters into, terminates or amends in any material respect any consolidation, group, unity or loss-sharing arrangement for any Tax purposes, or makes or amends in any material respect any claim, election or option relating to Taxation or amends in any material respect of any Tax return, in each case, except as required by law or to the extent consistent with past practice of the relevant Group Company; or

1.3.12	enters into any agreement or arrangement (whether in writing or otherwise) to do any of the foregoing or allow or permit any of the foregoing to occur.

2.

Notwithstanding anything to the contrary in paragraph 1.2 of Part A of this Schedule 2 or any other provision of this Agreement or any other Transaction Document, no Seller or Group Company shall be prevented from, be required to obtain the Purchaser’s consent in relation to, or incur any liability as a result of, any act or omission:

2.1

approved by the Purchaser in writing, such approval not to be unreasonably withheld, conditioned or delayed, provided that where the Investor Sellers request the approval of the Purchaser pursuant to this paragraph, such approval will be deemed to have been given unless the Purchaser notifies the Investor Sellers in writing within ten Business Days of the relevant request that the Purchaser does not approve the relevant act or omission or, without prejudice to the Purchaser’s obligation not to unreasonably delay, requires further time to consider the requested approval;

2.2	required by the terms of any Transaction Document;

2.3

required by the terms of the Existing Financing Agreements or any loan document, supplemental indentures, instruments and other documents related thereto (including collateral documents with respect thereto) (as defined and/or referred to therein) as at the date of this Agreement;

2.4	necessary or desirable, in the reasonable opinion of the Investor Sellers, in order to comply with any requirement of applicable Law;

2.5	reasonably necessary or desirable to comply with a legally binding commitment in any Material Contract or contract;

2.6	reasonably required to implement any matter which was Disclosed to the Purchaser or its Affiliates or Representatives before or on the date of this Agreement;

2.7

reasonably required to implement any Pre-Completion Dividend (including any dividends or other distributions or returns of capital by Group Companies to enable Sub-Topco and/or the Company to pay any Pre-Completion Dividend);

2.8	reasonably required to implement the Management Roll-Up, the exercise of the Options or the issue of shares in connection with the Management Roll-Up or the exercise of the Options;

2.9	reasonably required to implement any Nominee Transfer, Management Seller Transfer, Warburg Pincus Transfer and/or Options Issue;

2.10	reasonably required to implement the UK DB Plan Buyout;

2.11	reasonably undertaken by any Group Company in an emergency or disaster situation with the primary intention of minimising any adverse effect of such situation on any Group Company;

2.12	in connection with the renewal, extension or renegotiation of any contract with any client of any Group Company in the ordinary course of business;

2.13	in connection with any action of any Group Company as contemplated in the business plan of the Group contained in document 3.3 of the Data Room;

2.14	constituting Permitted Leakage or is reasonably required for the purpose of implementing any Permitted Leakage;

2.15

required or advisable, or any action taken, or omitted to be taken, pursuant to applicable Law or any directive or guideline issued by a Governmental Entity or industry group, including such applicable Law, directive or guideline providing for business closures, sheltering-in-place or other restrictions that relates to, or arises out of, any pandemic, epidemic or disease outbreak; or

2.16

any action taken or omitted to be taken to, in the reasonable opinion of the Investor Sellers (having consulted with the Purchaser, to the extent reasonably practicable to do so) to protect the business, activities or assets of any Group Company that is responsive to any pandemic, epidemic or disease outbreak.

3.	In no circumstances is Clause 7 and this Schedule 2 intended to allow the Purchaser the ability to control the Group prior to Completion.

Part B: Purchaser pre-Completion undertakings

1.

Subject to paragraph 2 of Part B of this Schedule 2, during the Pre-Completion Period, in each case subject to Law and to the extent within its power to do so: (a) the Purchaser shall, and shall procure that each of member of the Purchaser’s Group shall, conduct its business in all material respects in the ordinary course of business; and (b) without prejudice to the generality of the foregoing sub-paragraph (a), the Purchaser shall not, and shall procure that no member of the Purchaser’s Group shall:

1.1	other than pursuant to the filing of the Purchaser Charter Amendment, amend any of the Purchaser Organisational Documents;

1.2

issue, deliver or sell, pledge, create an Encumbrance or authorise the issuance, delivery, sale, pledge or Encumbrance of, any shares of its capital stock or other Equity Securities of the Purchaser or any of its subsidiary undertakings, other than: (i) the issuance of any Purchaser Shares upon the exercise, vesting or settlement of Purchaser Equity Awards granted under any Purchaser Equity Plan or purchase of Purchaser Shares pursuant to the Purchaser ESPP; (ii) with respect to capital stock or other Equity Securities of any subsidiary undertakings of the Purchaser, in connection with any transaction: (a) solely among such subsidiary undertaking and the Purchaser and one or more of its wholly owned subsidiary undertakings; or (b) solely among such subsidiary undertaking and the Purchaser’s wholly owned subsidiary undertakings; (iii) the grant of Purchaser Equity Awards or other equity and equity-linked awards to employees, directors or individual independent contractors of the Purchaser or any of its subsidiary undertakings pursuant to the Purchaser’s equity compensation plans or the Purchaser ESPP, (iv) the issuance of Purchaser Shares in satisfaction of Purchaser’s employer matching contribution obligations under the Purchaser 401(k) Plan; (v) in connection with the issue of the Consideration Shares; (vi) the pledge or creation of Encumbrances of any Equity Securities of any subsidiary undertaking of the Purchaser granted in favour of any lender, administrative agent, collateral agent or collateral trustee under any: (A) Purchaser Financing Documents or (B) any export credit agency loan or associated collateral document entered into by the Purchaser or any of its subsidiary undertakings after the date of this Agreement; (vii) with the prior written consent of the Investor Sellers (not to be unreasonably withheld or delayed), the issue of Purchaser Shares in consideration for the acquisition, at fair market value (supported by an opinion from an investment bank of international standing to that effect), of the outstanding share capital of TrellisWare not currently owned by the Purchaser’s Group (a “TrellisWare Buy-Out”); (viii) the Purchaser may undertake one or more issues of Purchaser Shares where the amount of gross proceeds to the Purchaser from such issues does not, in aggregate, exceed US$500,000,000: (a) prior to the first anniversary of this Agreement, in each case with the prior written consent of the Investor Sellers, such consent not to be unreasonably withheld or delayed; and (b) following the first anniversary of this Agreement, if the issue price per Purchaser Share as part of each such issue is not less than the Minimum Price; and (ix) the issuance of Equity Securities of TrellisWare to its employees, directors or individual contractors pursuant to equity compensation plans of TrellisWare, in each case consistent with past practice.

1.3

(i) split, combine or reclassify any shares of its capital stock (other than pursuant to any transaction: (a) solely among the Purchaser and one or more of its wholly owned subsidiary undertakings; (b) solely among the Purchaser’s wholly owned subsidiary undertakings; or (c) in the case of a subsidiary undertaking that is not wholly owned, where the Purchaser and its wholly owned subsidiary undertakings are treated proportionately); (ii) declare, set aside or pay any dividend or make any other distribution (whether in cash, stock, property or any combination thereof) in respect of any shares of its capital stock or other Equity Securities of the Purchaser or any of its subsidiaries, other than dividends or distributions by a subsidiary undertaking of the Purchaser to the Purchaser or a wholly owned subsidiary undertaking of the Purchaser (or, where the relevant subsidiary undertaking is not wholly owned, where the Purchaser or a wholly owned subsidiary undertaking of the Purchaser receives at least its pro rata share of such dividend of distribution); or (iii) redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of its Equity Securities or any Equity Securities of any subsidiary undertaking of the Purchaser, other than (x) repurchases or withholding of Purchaser Shares in connection with the exercise, vesting or settlement of Purchaser Equity Awards (including in satisfaction of any amounts required to be deducted or withheld under Law) in accordance with the present terms of such Purchaser Equity Awards or, to the extent expressly permitted by this Agreement, granted after the date of this Agreement or (y) repurchases or withholding of shares of TrellisWare in accordance with the terms thereof (including in satisfaction of any amounts required to be deducted or withheld under Law);

1.4

propose or adopt any plan of merger, consolidation, reorganisation, liquidation, scheme or arrangement, tender offer or dissolution of the Purchaser or any of its Material Subsidiaries, file a petition in bankruptcy under any provisions of federal or state bankruptcy law on behalf of the Purchaser or any of its Material Subsidiaries or consent to the filing of any bankruptcy petition against the Purchaser or any of its Material Subsidiaries under any similar Law;

1.5	delist the Purchaser Shares from NASDAQ;

1.6

other than (i) in the ordinary course of business; or (ii) implementation of the TrellisWare Buy-Out in accordance with paragraph 1.2 above, acquire or dispose of any assets, business or undertakings having a value in excess of US$100,000,000;

1.7

other than (i) in the ordinary course of business; (ii) with respect to the Financing or any other financing transaction(s) undertaken by the Purchaser or any subsidiary undertaking after the date of this Agreement in an aggregate principal amount not to exceed US$700,000,000 (each, a “Permitted Interim Financing”); or (iii) borrowings under the Purchaser’s existing revolving credit facility, assume or incur liabilities, obligations or expenses (actual or contingent) in excess of US$25,000,000;

1.8

other than with respect to the Financing (and without prejudice to any other obligations of Purchaser set forth in this Agreement in connection with the Financing), borrowing under the Purchaser’s existing revolving credit facility, any Permitted Interim Financing or any financing of TrellisWare which is non-recourse to the Purchaser Group, amend the terms of its borrowing or financial indebtedness in any material respect (it being understood that an amendment that does not increase any obligations of the Purchaser Group in any material respect and does not restrict the ability to consummate the Transaction shall not contravene this paragraph 1.8) or create or incur borrowing or financial indebtedness outside the ordinary course of business in excess of US$25,000,000;

1.9

enter into, amend or terminate a material contract other than in the ordinary course of business (a material contract for the purposes of this paragraph shall be any contract involving a total annual income exceeding US$40,000,000 or a total annual expenditure exceeding US$40,000,000) (it being understood that this paragraph 1.9 shall not apply to any credit facility, indenture or other loan or associated collateral document relating to the Financing or any Permitted Interim Financing);

1.10	implement or adopt any stockholder rights plan or similar arrangement; or

1.11	enter into any agreement or arrangement (whether in writing or otherwise) or announce its intention or do any of the foregoing or allow or permit any of the foregoing to occur.

2.

Notwithstanding anything to the contrary in paragraph 1 of Part B of this Schedule 2, neither the Purchaser nor any member of the Purchaser’s Group shall be prevented from, be required to obtain the Investor Sellers’ consent in relation to, or incur any liability as a result of, any act or omission:

2.1

approved by the Investor Sellers in writing, such approval not to be unreasonably withheld, conditioned or delayed, provided that where the Purchaser requests the approval of the Investor Sellers pursuant to this paragraph, such approval will be deemed to have been given unless the Investor Sellers notify the Purchaser in writing within ten Business Days of the relevant request that the Investor Sellers do not approve the relevant act or omission or, without prejudice to the Investor Sellers’ obligations not to unreasonably delay, require further time to consider the requested approval;

2.2	required by the terms of any Transaction Document;

2.3	to the extent necessary or desirable, in the reasonable opinion of the Purchaser, in order to comply with any requirement of applicable Law;

2.4

required by the terms of any existing credit agreement, indenture or any loan document, supplemental indenture, instruments and other document related thereto (including collateral documents with respect thereto (as defined and/or referred to therein) as at the date of this Agreement, to the extent Disclosed or included in any filing made by the Purchaser with the SEC), to the Investor Sellers or their Affiliates or Representatives, before or on the date of this Agreement;

2.5

to the extent reasonably undertaken by any member of the Purchaser’s Group in an emergency or disaster situation with the primary intention of minimising any adverse effect of such situation on any member of the Purchaser’s Group (having consulted with the Investor Sellers, to the extent reasonably practicable to do so);

2.6	in connection with the renewal, extension or renegotiation of any contract with any client of the Purchaser or any subsidiary undertaking in the ordinary course of business;

2.7	reasonably necessary or advisable to implement any matter which was disclosed to the Investor Sellers or their Affiliates or Representatives, before or on the date of this Agreement;

2.8

in connection with any action of any member of the Purchaser’s Group as contemplated in the business plan of the Purchaser’s Group as at the date of this Agreement, to the extent Disclosed, or included in any filing made by the Purchaser with the SEC, to the Investor Sellers or their Affiliates or Representatives, before or on the date of this Agreement;

2.9

to the extent required pursuant to applicable Law or any directive or guideline issued by a Governmental Entity or industry group, including such applicable Law, directive or guideline providing for business closures, sheltering-in-place or other restrictions that relates to, or arises out of, any pandemic, epidemic or disease outbreak; or

2.10

to the extent necessary, in the reasonable opinion of the Purchaser (having consulted with the Investor Sellers, to the extent reasonably practicable to do so), protect the business, activities or assets of any member of the Purchaser’s Group that is responsive to any pandemic, epidemic or disease outbreak.

3.

Prior to the TrellisWare Buy-Out, each of the Purchaser’s obligations contained in this Part B of Schedule 2 shall be deemed to apply to TrellisWare as if it were a member of the Purchaser’s Group, provided that the Purchaser’s obligations shall be limited to the exercise its voting rights as a stockholder of TrellisWare, and procuring that any directors appointed to the board of TrellisWare exercise their respective director voting rights, in each case to cause TrellisWare to comply with this Part B of Schedule 2 to the extent consistent with their respective fiduciary duties under Delaware law.

Part C: Financing and other Seller pre-Completion undertakings

1.

During the Pre-Completion Period, each Seller shall procure that the Group Companies shall provide, to the Purchaser, at the Purchaser’s sole expense, such reasonable information and cooperation reasonably requested by the Purchaser in connection with the Purchaser Financing Documents and any proposed Permitted Interim Financing (including (without duplication)): (a) furnishing Purchaser and its financing sources with financial information and such other information regarding the Group Companies, including: (x) for the first three fiscal quarters of the fiscal year of Connect Bidco Limited, within 60 days (or such shorter period as the Purchaser and the Investor Sellers may agree, in each case acting reasonably, in order to support the Purchaser’s Group funding requirements during the Pre-Completion Period) after the end of each such fiscal quarter, a copy of the unaudited consolidated balance sheet and unaudited consolidated statements of operations and comprehensive loss and cash flows of Connect Bidco Limited (and/or its predecessor or direct or indirect parent, as applicable) and its subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, prepared in accordance with IASB IFRS consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (y) within 90 days (or such shorter period as the Purchaser and the Investor Sellers may agree, in each case acting reasonably, in order to support the Purchaser’s Group funding requirements during the Pre-Completion Period) after the end of each fiscal year of Connect Bidco Limited, the audited consolidated balance sheet and audited consolidated statements of operations and comprehensive loss and cash flows of Connect Bidco Limited (and/or its predecessor or direct or indirect parent, as applicable) and its subsidiaries as of the end of and for such year, and related notes thereto, prepared in accordance with IASB IFRS consistently applied; and (z) such other information customarily provided to lenders or investors in connection with similar financings and in offering documents used in private placements of debt securities under Rule 144A of the Securities Act; (b) causing reasonable participation by the senior management team of the Group Companies in the marketing activities undertaken in connection with the marketing of the Financing, including, to the extent reasonably required: (x) assisting Purchaser in preparation of customary marketing materials, including preliminary offering circular, preliminary offering memorandum or preliminary private placement memorandum, investor presentations, bank information memoranda, confidential information memoranda, offering memoranda, marketing materials and any other lender presentation materials; and (y) delivery of customary authorization letters; (c) causing reasonable participation by senior management of the Group Companies in a reasonable number of, and assistance with the preparation of, rating agency presentations and “road shows”, due diligence sessions and meetings with prospective lenders, investors and rating agencies; (d) requesting that the Group Companies’ independent auditors cooperate with the Financing and any Permitted Interim Financing, to the extent consistent with customary practice, including by participating in accounting due diligence sessions and providing: (x) customary “comfort letters” (including customary “negative assurances”) for a private placement transaction and assistance with the due diligence activities of the initial purchasers and their representatives; (y) customary consents to the inclusion of audit reports in any relevant offering memoranda or other documents or filings; and (z) providing customary consents to references to the auditor as an expert in any offering memoranda or filings; (e) assisting Purchaser in the negotiation of credit agreements, indentures, pledge agreements, security agreements, other definitive financing agreements (including any schedules and exhibits thereto) and customary financing certificates and facilitating the pledging of collateral as of (but not prior to) Completion; (f) delivering notices of prepayment for the repayment in full of all Indebtedness to be repaid on the Completion Date, in each case, contingent upon the occurrence of the Completion Date; (g) furnishing to Purchaser and the financing sources promptly, and in any event at least three Business Days prior to the Completion Date (to the extent requested by Purchaser or debt financing sources at least ten Business Days prior to the Completion Date), all documentation and other information required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the requirements of 31 C.F.R. §1010.230); and (h) providing a customary solvency certification and taking reasonable corporate actions by the Group Companies, subject to and only effective upon the consummation of the transactions contemplated hereby, reasonably necessary to permit the consummation of the Financing; provided that nothing shall require such cooperation to the extent it would, or would be reasonably likely to: (i) interfere unreasonably with the business or operations of any Group Company; (ii) require any Group Company or its management to take any action that will conflict with or violate any Group Company’s organisational documents or any laws or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or default under, any contract to which any Group Company is a party (including the Existing Financing Agreements); (iii) require any Group Company to enter into or approve any financing or purchase agreement; (iv) require any Group Company or any persons who are directors, officers or employees of the foregoing, to: (x) pass resolutions or consents (except those which are subject to the occurrence of Completion passed by directors or officers continuing in their positions following Completion); or (y) execute any document (except for the authorization letters and prepayment notices referred to above) or contract that is effective prior to the occurrence of Completion; (v) require any Group Company to disclose or provide any information in connection with the Financing, the disclosure of which, in the judgement of such Group Company upon advice of outside counsel, is subject to attorney-client privilege or could result in the disclosure of any trade secrets or the violation of any confidentiality obligation; (vi) require any Group Company to prepare, provide or deliver any Excluded Information; (vii) require any Group Company to bear any out of pocket cost or expense or pay any fee (in each case, unless otherwise reimbursed by the Purchaser) or provide any indemnity; or (viii) result in any officer or director of any Group Company incurring any personal liability with respect to any matters in connection with the Purchaser Financing Documents, in each case, prior to Completion, and provided further that none of the Group Companies shall be required to commit to take any action that would be effective prior to Completion.

2.

The Sellers shall procure that the Group Companies shall seek an amendment to the Existing Credit Agreement to permit the transactions contemplated by this Agreement or waive the “Change of Control” (as defined therein) resulting therefrom, and the Group Companies shall use their respective best endeavours (including customary consent solicitation and marketing processes) to effect such amendment (in form and substance reasonably satisfactory to the Purchaser) as soon as reasonably practicable after the date hereof, in each case at the Purchaser’s sole expense; provided that nothing in this paragraph shall require the Group Companies to undertake any action to the extent that it would, or would be reasonably likely to: (i) interfere unreasonably with the business or operations of any Group Company; (ii) require any Group Company or its management to take any action that will conflict with or violate any Group Company’s organisational documents or any laws or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or default under, any contract to which any Group Company is a party (including the Existing Financing Agreements); (iii) require any Group Company to enter into or approve any financing or purchase agreement other than the Change of Control amendment; (iv) require any Group Company or any persons who are directors, officers or employees of the foregoing, to: (x) pass resolutions or consents (except those which are subject to the occurrence of Completion passed by directors or officers continuing in their positions following Completion); or (y) execute any document (except for the authorization letters and prepayment notices referred to above) or contract that is effective prior to the occurrence of Completion; (v) require any Group Company to disclose or provide any information in connection with the Change of Control amendment, the disclosure of which, in the judgement of such Group Company upon advice of outside counsel, is subject to attorney-client privilege or could result in the disclosure of any trade secrets or the violation of any confidentiality obligation; (vi) require any Group Company to prepare, provide or deliver any Excluded Information; (vii) require any Group Company to bear any out of pocket cost or expense or pay any fee (in each case, unless otherwise reimbursed by the Purchaser); or (viii) result in any officer or director of any Group Company incurring any personal liability with respect to any matters in connection with the Change of Control amendment, in each case, prior to Completion, and provided further that none of the Group Companies shall be required to commit to take any action that would be effective prior to Completion.

3.

The Purchaser shall indemnify and hold harmless each Group Company, each director, officer, employee, adviser and representative of the Group Companies and each Seller from and against any and all liabilities, Costs, claims, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of the Financing and any information (other than information furnished by or on behalf of any Group Company) utilised in connection with the Financing in each case prior to the Completion Date, except to the extent such liabilities, Costs, claims, interests, awards, judgments and penalties arise out of or in connection with fraud by a Seller or a Group Company.

4.

The Purchaser shall promptly, upon request by a Seller, reimburse the Group Companies for reasonable, documented out-of-pocket costs and expenses incurred by them in connection with such Group Companies’ cooperation pursuant to paragraph 1 of this Part C of Schedule 2.

5.

Notwithstanding anything in this Agreement to the contrary: (i) in no event shall Completion be conditioned or delayed, directly or indirectly, in whole or in part, on the arrangement or consummation of the Financing or any Permitted Interim Financing; and (ii) each Seller and the Group Companies shall be deemed to have satisfied their obligations under this Part C of Schedule 2 unless the Financing or Permitted Interim Financing, as applicable, has not been obtained because: (a) the Sellers and the Group Companies have breached their obligations under this Part C of Schedule 2; (b) The Purchaser has notified the Sellers and the Group Companies of such breach in writing, detailing reasonable steps to comply with this Part C of Schedule 2 in order to cure such breach; (c) the Sellers and the Group Companies have not taken such steps to promptly cure such breach or (in the case of the Financing only) otherwise cured such breach prior to the Long Stop Date; and (d) such breach has been a proximate cause of the Financing or Permitted Interim Financing, as applicable, not being obtained.

Schedule 3

Completion Obligations

Sellers’ Obligations

1.	On Completion:

1.1	each Seller shall deliver, or ensure that there is delivered, to the Purchaser (or make available to the Purchaser’s reasonable satisfaction):

1.1.1

share transfer forms with respect to the Shares duly executed by the registered holder(s) in favour of the Purchaser accompanied by the relevant share certificates (or an express indemnity in a form satisfactory to the Purchaser (acting reasonably) in the case of any certificate found to be missing);

1.1.2	the Registration Rights Agreement, duly executed by each Investor Seller;

1.1.3

if relevant and only if and to the extent so notified, the duly signed resignations in the Agreed Form (“Director Resignation Letter”) such persons notified by the Purchaser to the Investor Sellers not less than 10 Business Days prior to the Scheduled Completion Date, in respect of their directorships of any Group Company; and

1.1.4	the duly executed Deeds of Termination to which such Seller is a party.

1.2	The Sellers shall deliver

1.2.1	the register of members of the Company written up to as at the Completion Date showing the Purchaser as the holder of the Sale Shares; and

1.2.2	signed minutes of the board meeting of the Company at which the following matters are approved:

(A)	the registration of the transfers of the Sale Shares; and

(B)	the updating and delivery of the Company’s register of members in accordance with this Schedule.

Purchaser’s Obligations

2.	On Completion, the Purchaser shall:

2.1	pay by electronic funds transfer for value on the Completion Date an amount equal to the Seller Completion Cash Consideration Amount of each Seller to the relevant Seller Account;

2.2	deliver the Purchaser’s Group Completion Information;

2.3	make the payments set out in Clauses 3.4.2 and 3.4.3;

2.4

issue to each Seller such Sellers’ Seller Consideration Shares, in book-entry form (which shares shall bear a customary legend noting that such securities constitute restricted securities under the Securities Act), together with an executed certificate of the transfer agent of the Purchaser as to the book-entry issuance thereof;

2.5

unless a Change of Control Consent has been obtained at such time, pay or procure the payment of an amount sufficient to discharge the Outstanding Credit Agreement Debt to the bank account(s) as specified in the Payoff Letter;

2.6	deliver to the Investor Sellers the Registration Rights Agreement, duly executed by the Purchaser; and

2.7

only if and to the extent so-notified, appoint such persons to the Purchaser Board in accordance with the Purchaser Shareholders’ Agreement as the Investor Sellers may notify to the Purchaser not less than 10 Business Days prior to the Scheduled Completion Date; and

2.8	ensure, to the reasonable satisfaction of the Investor Sellers, that the Consideration Shares have been authorised for listing on the NASDAQ, subject to official notice of issuance.

General

3.

All documents and items delivered at Completion pursuant to this Schedule 3 shall be held by the recipient to the order of the person delivering the same until such time as Completion shall be deemed to have taken place. Simultaneously with:

3.1	delivery of all documents and all items required to be delivered at Completion (or waiver of the delivery of it by the person entitled to receive the relevant document or item); and

3.2	issue of the Consideration Shares in accordance with paragraph 2.4 of this Schedule 3; and

3.3	receipt of electronic funds transfers in accordance with paragraphs 2.1 and 2.5 of this Schedule 3,

the documents and items delivered in accordance with this Schedule 3 shall cease to be held to the order of the person delivering them, the Company shall record the transfer of the Sale Shares to the Purchaser in the register of members of the Company, and Completion shall be deemed to have taken place.

Schedule 4

Permitted Leakage

1.	the redemption of preference shares in the amount of US$570,000,000 paid by the Company on 26 February 2021;

2.	the redemption of preference shares in the amount of US$150,000,000 paid by the Company on 30 July 2021;

3.	any Pre-Completion Dividends permitted by Clause 7.5 and the Pre-Completion Dividend Interest Amount;

4.	the payment by any Group Company of ordinary-course directors’ fees and expenses, including where a notice payment is required under any director fee letter in force as at the date of this Agreement;

5.	any payment, or liability to pay, any Agreed Retention Bonuses in an aggregate amount not exceeding US$25,000,000;

6.	any payment, or liability to pay, any Permitted Bonuses;

7.

any payment or liability that is: (i) not a Seller Transaction Cost; and (ii) is incurred or paid in connection with the exercise of the Options, any Options Issue, and/or transfer of shares in connection with such exercise;

8.

any payment, or liability to pay, any Seller Transaction Costs in an aggregate amount not exceeding: (i) if Completion occurs prior to the first anniversary of this Agreement, US$75,000,000; or (ii) if Completion occurs on or after the first anniversary of this Agreement US$90,000,000;

9.

any payments to any of the Sellers in their capacity as employees, by way of employee remuneration, benefits or expenses, in each case in accordance with their service, employment or engagement agreement in force as at the date of this Agreement;

10.

any issue or transfer of any security (or any interest in any security) pursuant to and in accordance with the Group’s management equity incentive plan(s) on the terms of such plan as at the date of this Agreement, the grant of any loan by any Group Company in connection with such equity incentive plan(s) and/or any payment in connection with such equity incentive plan(s);

11.	any payments to the extent of any amounts accrued, reserved or provisioned in the Audited Accounts;

12.

any matter undertaken by or on behalf of any Group Company after the date of this Agreement at the written request or with the agreement (provided such agreement includes an acknowledgement that such matter shall constitute Permitted Leakage) of the Purchaser;

13.	any payment made or agreed to be made by or on behalf of any Group Company in connection with the terms of this Agreement or any other Transaction Document;

14.

any payment made or agreed to be made by or on behalf of any Group Company in respect of costs reasonably and properly incurred by any Management Seller or any Optionholder Seller on behalf of the Group Company in the ordinary and usual course of business and recharged to the Group Company;

15.	any Leakage refunded in cash (including any Tax paid or payable by the Group in respect of such Leakage) to the Group Companies (other than by any other Group Companies) prior to Completion;

16.	any matter which the Purchaser and the Investor Sellers agree in writing shall be Permitted Leakage; and

17.	any Tax payable by any Group Company in respect of or in consequence of any of the matters referred to in the paragraphs above.

Schedule 5

Additional Purchaser Commitments

1.	Definitions

In this Schedule 5:

“Exchange Act” means the United States Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder;

“Group” means a “group” as defined in Section 13(d) of the Exchange Act;

“Proxy Statement” means, collectively, the preliminary proxy statement and the definitive proxy statement of the Purchaser to be filed with the SEC and mailed to the Purchaser’s Shareholders in connection with the Purchaser Meeting (including any amendments or supplements to any such proxy statement);

“Purchaser Alternative Proposal” means any indication of interest, proposal or offer from any person or Group (other than the Investor Sellers) relating to any: (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of the Purchaser or any of its subsidiary undertakings (including securities of subsidiary undertakings) equal to 20% or more of the consolidated assets of the Purchaser, or to which 20% or more of the revenues or earnings of the Purchaser on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available; (ii) direct or indirect acquisition or issuance (whether in a single transaction or a series of related transactions) of 20% or more of any class of equity or voting securities of the Purchaser; (iii) tender offer, takeover offer or exchange offer that, if consummated, would result in such person or Group beneficially owning 20% or more of any class of equity or voting securities of the Purchaser; or (iv) merger, consolidation, share exchange, business combination, joint venture, reorganisation, recapitalisation, liquidation, dissolution or similar transaction involving the Purchaser or any of its subsidiary undertakings, under which such person or Group or, in the case of sub-paragraph (B) below, the shareholders or equityholders of any such person or Group would, directly or indirectly: (A) acquire assets equal to 20% or more of the consolidated assets of the Purchaser, or to which 20% or more of the revenues or earnings of the Purchaser on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available; or (B) immediately after giving effect to such transactions, beneficially own 20% or more of any class of equity or voting securities of the Purchaser;

“Purchaser Alternative Proposal NDA” has the meaning given in paragraph 5.d of this Schedule 5;

“Purchaser Approval Time” has the meaning given in paragraph 5.d of this Schedule 5;

“Purchaser Board” means the board of directors of the Purchaser from time to time;

“Purchaser Board Recommendation” has the meaning given in paragraph 4 of this Schedule 5;

“Purchaser Intervening Event” means any material event, change, effect, development or occurrence arising or occurring after the date of this Agreement that: (i) was not known or reasonably foreseeable, or the material consequences of which were not known or reasonably foreseeable, in each case to the Purchaser Board as of or prior to the date of this Agreement; (ii) does not relate to or involve any Purchaser Alternative Proposal; (iii) does not relate to the fact that, in and of itself, the Purchaser exceeds any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics, or changes or prospective changes in the market price or trading volume of the Purchaser Shares (it being understood that the underlying facts giving rise or contributing to such events may be taken into account in determining whether there has been a Purchaser Intervening Event if such facts are not otherwise excluded under this definition); and (iv) does not relate to any event or circumstance arising in connection with satisfying the Regulatory Conditions;

“Purchaser Meeting” has the meaning given in paragraph 4 of this Schedule 5;

“Purchaser Organisational Documents” means the certificate of incorporation (subject to amendment pursuant to the Purchaser Charter Amendment) and bylaws of the Purchaser;

“Purchaser Shareholder Approval” means the approval of the issuance of the Consideration Shares and the Purchaser Charter Amendment by the Purchaser’s Shareholders by the Requisite Purchaser Vote;

“Purchaser Superior Proposal” means any bona fide, written Purchaser Alternative Proposal (other than a Purchaser Alternative Proposal which has resulted from a violation of paragraph 5 of this Schedule 5) (with all references to “20%” in the definition of Purchaser Alternative Proposal being deemed to be references to “50%”) on terms that the Purchaser Board determines in good faith, after consultation with its financial advisor and outside legal counsel, and taking into account all the terms and conditions of the Purchaser Alternative Proposal that the Purchaser Board reasonably considers to be appropriate (including the identity of the person making the Purchaser Alternative Proposal and the expected timing and likelihood of completion, any governmental or other approval requirements (including divestitures and entry into other commitments and limitations), break-up fees, expense reimbursement provisions, conditions to completion and availability of necessary financing), would result in a transaction: (i) that, if completed, is more favourable to the Purchaser’s Shareholders from a financial point of view than the Transaction (taking into account any written proposal by the Investor Sellers to amend the terms of this Agreement); (ii) that is reasonably capable of being completed on the terms proposed; and (iii) for which financing, if a cash transaction (whether in whole or in part), is then fully committed or determined to be reasonably available by the Purchaser Board;

“Purchaser’s Shareholders” means the shareholders of the Purchaser from time to time;

“Requisite Purchaser Vote” means: (i) the approval of the issuance of the Consideration Shares by the affirmative vote of a majority of the votes cast; and (ii) the approval of the Purchaser Charter Amendment by the affirmative vote of a majority of the outstanding Purchaser Shares entitled to vote thereon, in each case, at a duly called and held meeting of the Purchaser’s Shareholders at which a quorum is present (in person or represented by proxy);

“SEC” means the US Securities and Exchange Commission;

“Securities Act” means the United States Securities Act of 1933, and the rules and regulations promulgated thereunder; and

“Third Party” means any person or Group other than the Sellers, the Company or any of their respective Affiliates (and their Representatives acting in such capacity).

2.	Stock Exchange Listing.

The Purchaser shall use its reasonable best endeavours to cause the Consideration Shares to be approved for listing on the NASDAQ, subject to official notice of issuance, prior to the Scheduled Completion Date.

3.	Proxy Statement

a.

As promptly as reasonably practicable after the date of this Agreement and, in any event prior to the date which is 120 days after the date of this Agreement (or such later date as the Purchaser and the Investor Sellers may agree, in each case acting reasonably), the Purchaser shall, with the assistance of the Investor Sellers, prepare and file with the SEC a Proxy Statement in a preliminary form relating to the Purchaser Meeting. The Purchaser shall use its reasonable best endeavours to ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Securities Act and the Exchange Act and to promptly respond to any comments of the SEC or its staff. The Purchaser shall use its reasonable best endeavours to: (i) cause the Proxy Statement to be mailed to the Purchaser’s Shareholders as promptly as practicable after the earlier of: (A) in the event that the Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; or (B) in the event the Proxy Statement is reviewed by the SEC, the receipt of oral or written notification of completion of review by the SEC (the “Proxy Effectiveness”); and (ii) ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Purchaser Organisational Documents. The Purchaser shall also take any other action reasonably required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or “blue sky” laws, and the rules and regulations thereunder in connection with the issuance of Consideration Shares to the Sellers in connection with the Transaction (it being understood that the Consideration Shares when issued will constitute “restricted securities” under Rule 144 promulgated under the Securities Act).

b.

The Investor Sellers acknowledge that a substantial portion of the Proxy Statement will include disclosure regarding the Company and its subsidiary undertakings and their respective officers, directors and shareholders, and the Company’s business, management, operations and financial condition. Accordingly, the Investor Sellers shall cooperate on a reasonable basis with the Purchaser in the preparation of the Proxy Statement and the Sellers shall, upon request in writing from the Purchaser, promptly procure that the Purchaser is provided with all information concerning the Company, its subsidiary undertakings and their respective directors, officers, shareholders, employees, assets, liabilities, condition, business and operations and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of the Purchaser to any Governmental Entity or NASDAQ in connection with the Purchaser Shareholder Approval or issuance of the Consideration Shares, or any supplement or amendment thereto.

c.

The Purchaser shall promptly provide the Investor Sellers and the Sellers’ Solicitors with any comments or other communications, whether written or oral, that the Purchaser, or its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after the receipt of such comments. Prior to the filing of the Proxy Statement with the SEC (including in each case any amendment or supplement thereto) or the dissemination thereof to the Purchaser’s Shareholders, or responding to any comments of the SEC with respect to the Proxy Statement, the Purchaser shall provide the Investor Sellers and the Sellers’ Solicitors a reasonable opportunity to review and comment on such Proxy Statement or response (including the proposed final version thereof), and the Purchaser shall give reasonable and good faith consideration to any comments made by the Investor Sellers or the Sellers’ Solicitors.

d.

If at any time prior to the Purchaser Meeting, any information relating to the Purchaser, the Company, any other Group Company, or any of their respective directors, officers or shareholders, should be discovered by the Purchaser or the Sellers that should be set forth in an amendment or supplement to the Proxy Statement so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the Investor Sellers (if such Party is the Purchaser) or the Purchaser (if such Party is a Seller) and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC by the Purchaser and disseminated to the Purchaser’s Shareholders, in each case as and to the extent required by Law.

4.	Purchaser Shareholder Approval

The Purchaser shall call and hold a meeting of its shareholders (the “Purchaser Meeting”) as soon as reasonably practicable after the Proxy Effectiveness, for the purpose of obtaining: (a) the Requisite Purchaser Vote required in connection with this Agreement and the Transaction; and (b) if so desired and mutually agreed between the Purchaser and the Investor Sellers, a vote upon other matters of the type customarily brought before a meeting of shareholders in connection with the Transaction. The Purchaser Meeting may be held virtually, subject to Law and the Purchaser Organisational Documents. The Purchaser agrees: (i) to provide the Investor Sellers with reasonably detailed periodic updates concerning proxy solicitation results on a timely basis; and (ii) to give written notice to the Investor Sellers one day prior to, and on the date of, the Purchaser Meeting, indicating whether, as of such date, sufficient proxies representing the Requisite Purchaser Vote have been obtained. Unless there has been a Purchaser Change of Recommendation in accordance with this Schedule 5, the Purchaser shall use its reasonable best endeavours to obtain from the Purchaser’s Shareholders, as applicable, the Requisite Purchaser Vote, including by communicating to the Purchaser’s Shareholders the Purchaser Board’s recommendation (and including such recommendation in the Proxy Statement) that the Purchaser’s Shareholders approve the Purchaser Shareholder Approval (the “Purchaser Board Recommendation”). Without the prior written consent of the Investor Sellers or as required by Law, the Purchaser Shareholder Approval shall be the only matter that the Purchaser shall propose to be acted on by the Purchaser’s Shareholders at the Purchaser Meeting and, prior to receipt of the Requisite Purchaser Vote, the Purchaser shall not submit any other proposal to the Purchaser’s Shareholders in connection with the Purchaser Meeting (including any proposal inconsistent with the approval of the Purchaser Shareholder Approval or the completion of the Transaction). If the Purchaser Board makes a Purchaser Change of Recommendation, it will not alter the obligation of the Purchaser to submit the approval of the Purchaser Shareholder Approval at the Purchaser Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Purchaser Meeting.

5.	Non-Solicitation

a.

From the date of this Agreement until the earlier of Completion and the valid termination of this Agreement, the Purchaser shall not, and it shall cause its subsidiaries and use its reasonable best endeavours to cause its and their respective Representatives not to, directly or indirectly:

i.

solicit, initiate or take any action or knowingly facilitate or knowingly encourage (including by way of furnishing non-public information to any person in connection with) the submission of any Purchaser Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to a Purchaser Alternative Proposal;

ii.

enter into or participate in any discussions or negotiations with, furnish any non-public information relating to the Purchaser or any of its subsidiaries to or afford access to the business, properties, assets, books or records of the Purchaser or any of its subsidiaries to, any Third Party that the Purchaser knows is seeking to make (or may reasonably be likely to seek to make), or has made, a Purchaser Alternative Proposal;

iii.

(A) fail to make or withdraw or qualify, amend or modify in any manner adverse to the Investor Sellers, the Purchaser Board Recommendation; (B) fail to include the Purchaser Board Recommendation in the Proxy Statement; (C) recommend, adopt or approve or publicly propose to recommend, adopt or approve any Purchaser Alternative Proposal; (D) fail to publicly reaffirm (without qualification) the Purchaser Board Recommendation in a statement complying with Rule 14e-2(a) under the Exchange Act with regard to a Purchaser Alternative Proposal by the close of business on the tenth Business Day after the commencement of such Purchaser Alternative Proposal under Rule 14e-2(a) or (E) publicly propose to do any of the foregoing (any of the foregoing in this sub-paragraph iii, a “Purchaser Change of Recommendation”);

iv.

fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of Equity Securities of the Purchaser or any of its subsidiaries unless, in the case of any provision contemplated by this sub-paragraph (iv) that prohibits the making of a Purchaser Alternative Proposal, the Purchaser Board determines after consulting with its outside legal counsel that the failure to waive such provision would reasonably be expected to be inconsistent with its fiduciary duties under Law; or

v.

enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other agreement providing for or relating to a Purchaser Alternative Proposal (other than a Purchaser Alternative Proposal NDA).

b.

Nothing contained in this Agreement shall prevent the Purchaser Board from complying with Rules 14d-9 and 14e-2(a) under the Exchange Act with regard to a Purchaser Alternative Proposal, provided that such rules will in no way eliminate or modify the effect that any action pursuant to such rules would otherwise have on this Agreement. For clarity, a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not constitute a Purchaser Change of Recommendation.

c.

The Purchaser shall, and shall cause each of the members of the Purchaser’s Group and use its reasonable best endeavours to cause and its and their respective Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date of this Agreement with respect to any Purchaser Alternative Proposal or with respect to any indication, proposal or inquiry that would reasonably be expected to lead to a Purchaser Alternative Proposal. The Purchaser will promptly (and in each case within 24 hours from the date of this Agreement) request from each person (and such person’s Representatives) that has executed a confidentiality agreement in connection with its consideration of making a Purchaser Alternative Proposal to return or destroy (as provided in the terms of such confidentiality agreement) all confidential information concerning the Purchaser or any member of the Purchaser’s Group and shall promptly (and in each case within 24 hours from the date of this Agreement) terminate all physical and electronic data access previously granted to each such person.

d.

If at any time prior to the receipt of the Purchaser Shareholder Approval (the “Purchaser Approval Time”) (and in no event after the Purchaser Approval Time), the Purchaser Board receives a bona fide written Purchaser Alternative Proposal made after the date of this Agreement which has not resulted from a violation of this paragraph 5, the Purchaser Board, directly or indirectly through its Representatives, may: (i) contact the Third Party that has made such Purchaser Alternative Proposal solely to clarify (and not to engage in negotiations or discussions regarding) the material terms of such Purchaser Alternative Proposal and inform such Third Party of the provisions contained in this paragraph 5; (ii) engage in negotiations or discussions with such Third Party that has made an unsolicited bona fide written Purchaser Alternative Proposal, and furnish to such Third Party and its Representatives non-public information relating to the Purchaser or any member of the Purchaser’s Group pursuant to a confidentiality agreement with terms no less favourable to the Purchaser in any material respect than those contained in the Confidentiality Agreement (such confidentiality agreement, the “Purchaser Alternative Proposal NDA”), provided that all such non-public information (to the extent that such information has not been previously provided or made available to the Investor Sellers) is provided or made available to the Investor Sellers, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party and provided further that prior to and as a condition of taking any actions described in this sub-paragraph (iii), the Purchaser Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that: (A) the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under Law; and (B) such Purchaser Alternative Proposal either constitutes or is reasonably likely to result in a Purchaser Superior Proposal.

e.

The Purchaser shall notify the Investor Sellers promptly (but in any event within 24 hours) if any Purchaser Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to a Purchaser Alternative Proposal is received by the Purchaser, its Affiliates or any of its or their respective Representatives. Each such notice shall be provided in writing and shall identify the Third Party making, and, to the extent applicable, the material terms and conditions (including price) of, any such Purchaser Alternative Proposal, indication, inquiry, proposal or request (including any changes thereto and, if applicable, copies of any written requests, proposals or offers, including proposed agreements). Following such initial notice, the Purchaser shall keep the Investor Sellers reasonably and promptly informed of the status and details of any such Purchaser Alternative Proposal, indication, inquiry, proposal or request (including any changes thereto), including the status of any such discussions or negotiations, and shall promptly (but in no event later than 24 hours after receipt) provide to the Investor Sellers copies of all material correspondence and written materials sent or provided to the Purchaser or any member of the Purchaser’s Group that describes any terms or conditions of any Purchaser Alternative Proposal (as well as written summaries of any material oral communications addressing such matters). Neither the Purchaser nor any member of the Purchaser’s Group will enter into any agreement with any person which prohibits the Purchaser from providing any information to the Investor Sellers in accordance with, or otherwise complying with, this paragraph 5.

f.

Notwithstanding paragraph 5.a.iii of this Schedule 5 (but subject, as applicable, to having complied and continuing to comply with the remainder of this paragraph 5), prior to the Purchaser Approval Time (and in no event after the Purchaser Approval Time), the Purchaser Board may make a Purchaser Change of Recommendation if: (i) (x) in the case of such an action taken in connection with a Purchaser Alternative Proposal, the Purchaser Alternative Proposal has not been withdrawn and the Purchaser Board determines in good faith, after consultation with its financial advisor and outside legal counsel that such Purchaser Alternative Proposal constitutes a Purchaser Superior Proposal; or (y) in the case of a Purchaser Change of Recommendation that is not in response to and does not otherwise involve or relate to a Purchaser Alternative Proposal, there has been a Purchaser Intervening Event; and (ii) the Purchaser Board determines in good faith, after consultation with its financial advisor and outside legal counsel that the failure to take such action would reasonably be expected to be inconsistent with its directors’ fiduciary duties under Law.

g.

The Purchaser Board shall not take, and shall prevent the Purchaser or any of its Representatives from taking, any of the actions contemplated by paragraph 5.f of this Schedule 5 unless prior to taking such action: (i) the Purchaser has notified the Investor Sellers, in writing at least four Business Days before taking such action, that the Purchaser intends to take such action, which notice attaches, in the case of a Purchaser Change of Recommendation pursuant to paragraph 5.f(i) of this Schedule 5 in response to a Purchaser Superior Proposal, the most current version of each proposed contract providing for or related to such Purchaser Superior Proposal (including any contract relating to financing or expense reimbursement) and the identity of the Third Party(ies) making the Purchaser Superior Proposal or, in the case of a Purchaser Intervening Event, a reasonably detailed description of the facts relating to such Purchaser Change of Recommendation; (ii) if requested by the Investor Sellers, during such four Business Day period, the Purchaser and its Representatives shall have discussed and negotiated in good faith with the Investor Sellers (to the extent that the Investor Sellers desire to so discuss or negotiate) regarding any proposal by the Investor Sellers to amend the terms of this Agreement in response to such Purchaser Superior Proposal or other potential Purchaser Change of Recommendation; and (iii) after such four Business Day period, the Purchaser Board determines in good faith, after consultation with its financial advisor and outside legal counsel and taking into account any written proposal by the Investor Sellers to amend the terms of this Agreement, that: (A) in the case of any such action in connection with a Purchaser Alternative Proposal, such Purchaser Alternative Proposal continues to constitute a Purchaser Superior Proposal; and (B) the failure to take such action would continue to reasonably be expected to be inconsistent with its fiduciary duties under Law (it being understood and agreed that in the event of any amendment to the financial terms or other material terms of any such Purchaser Superior Proposal, a new written notification from the Purchaser consistent with that described in sub-paragraph (i) of this paragraph 5.g shall be required, and a new notice period under sub-paragraph (i) of this paragraph 5.g shall commence, during which notice period the Purchaser shall be required to comply with the requirements of this paragraph 5.g anew, except that such new notice period shall be for two Business Days (as opposed to four Business Days)). After delivery of such written notice pursuant to this paragraph 5.g, the Purchaser shall promptly keep the Investor Sellers reasonably informed of all material developments affecting the material terms of any such Purchaser Superior Proposal and shall provide the Investor Sellers with copies of any additional, material written materials received that relate to such Purchaser Superior Proposal.

Schedule 7

Regulatory Obligations

1.

The Parties shall, and shall procure that their Affiliates shall, each be responsible for the preparation of all notifications required to be made by such Party in connection with the Transaction (including any notifications required in connection with the acquisition of securities of the Purchaser) pursuant to the HSR Act. The Parties shall, and shall procure that their Affiliates shall, use best endeavours to file and submit all necessary or advisable notifications, filings, draft filings (where the initial submission of draft filings is required or advisable) or other documentation required in connection with the Transaction pursuant to the HSR Act (including any HSR Act notifications required in connection with the acquisition of securities of the Purchaser), and in connection with the satisfaction of the Regulatory Conditions, to any Governmental Entity:

a.	in respect of notifications pursuant to the HSR Act, within 10 Business Days of the date of this Agreement (unless the Purchaser and the Investor Sellers agree to a later date);

b.

in respect of all other filings required to be made to commence the initial, phase one or equivalent step, as the case may be, relating to each of the Regulatory Conditions, as soon as reasonably practicable following the date of this Agreement and in any event within 90 days thereof (unless the Purchaser and the Investor Sellers agree to a later date, in each case such agreement not to be unreasonably withheld, delayed or conditioned); and

c.	within any statutory filing deadlines that are applicable,

and each Party shall bear its own costs and expenses in relation to such notifications or filings. The Purchaser shall be responsible for 100% of all filing fees payable to any Governmental Entity in connection with the satisfaction of the Regulatory Conditions.

2.

In connection with the Condition set out in paragraph 11.b of Part B of Schedule 6, the Parties shall prepare and submit, as promptly as practicable, all required notices to the DCSA and any other applicable Governmental Entity pursuant to the National Industrial Security Program Operating Manual (codified at 32 C.F.R. part 117) (together with any supplements, amendments or revised editions thereof, the “NISPOM”) and any other applicable national or industrial security regulations, and shall cooperate in submitting, as promptly as practicable, all appropriate filings, notices, applications or similar notifications or documents required or advisable in order to obtain such approvals of DCSA or any other Governmental Entity as may be required for the Parties to mitigate FOCI under any U.S. national industrial security requirements (collectively, the “FOCI Requirements”) and to maintain all facility security clearances and personnel security clearances issued by DCSA. The Parties shall notify DCSA of the Agreement as required under the NISPOM, and the Parties shall engage in any additional discussions or provide any additional materials requested by DCSA and other relevant Governmental Entities to address the FOCI Requirements. If requested by DCSA, Purchaser agrees to enter into a commitment letter with DCSA or agree to any other FOCI mitigation instrument that DCSA may require.

3.

The Purchaser shall, and shall procure that each member of the Purchaser’s Group shall, use its and their respective Best Endeavours to ensure that the Regulatory Conditions are fulfilled promptly as reasonably practicable after the date of this Agreement and, in any event, prior to the Long Stop Date. For the purpose of this paragraph 3, “Best Endeavours” shall oblige the Purchaser to use, and to procure that each member of the Purchaser’s Group uses, its best endeavours to fulfil the Regulatory Conditions, including making all notifications and filings and taking all steps and agreeing to any conditions, undertakings and/or commitments or similar measures, in each case which relate to the Purchaser, its Affiliates or the Group Companies and which are required in connection with, or in order to satisfy the Regulatory Conditions, other than in respect of any notifications or filings made by any Seller in accordance with paragraph 1, provided that such efforts shall not require the Purchaser or any member of the Purchaser’s Group to agree or commit to, effect or implement any of the actions set forth on Attachment 1 to this Schedule 7.

4.

The Company, the Sellers and their respective subsidiaries and Affiliates: (i) shall not, without the Purchaser’s prior written consent; and (ii) shall, if requested in writing by the Purchaser, in each case of (i) and (ii), offer, negotiate, agree or commit to, effect or implement any of the actions described in paragraph 3, provided that any such actions shall be conditional upon Completion occurring.

5.

Without prejudice to each Party’s primary responsibility under applicable Law to submit any notifications or filings in connection with the Regulatory Conditions, the Parties shall each use their respective best endeavours to:

a.

make all such notifications and filings in connection with the Transaction with the relevant Governmental Entities (including with any filings in respect of communications licences and consents) as promptly as reasonably practicable and in accordance with any and all applicable time limits;

b.

progress all notifications and filings necessary and desirable in connection with the Transaction with the relevant Governmental Entities (including with any filings in respect of communications licences and consents) as promptly as reasonably practicable and in accordance with any and all applicable time limits;

c.

provide all information in its possession which is requested or required by a Governmental Entity in connection with the Transaction as promptly as reasonably practicable and in any event in accordance with any applicable time limits;

d.

promptly notify the Investor Sellers (if such Party is the Purchaser) or the Purchaser (if such Party is a Seller) (and provide copies or, in the case of non-written communications, details) of any material communications with or from any Governmental Entity in connection with the Transaction, unless requested not to do so by the Governmental Entity or prohibited by Law;

e.

to the extent reasonably practicable, communicate, whether in writing or verbally, with any Governmental Entity in respect of the Transaction only after prior consultation with the Investor Sellers (if such Party is the Purchaser) or the Purchaser (if such Party is a Seller), and include the other Parties in all such communications, unless requested not to do so by the Governmental Entity or prohibited by Law;

f.

provide the Investor Sellers (if such Party is the Purchaser) or the Purchaser (if such Party is a Seller) and any other professional adviser(s) nominated by the other Parties with a draft of all substantive submissions, notifications, filings and other communications to be submitted to any Governmental Entity in connection with the Transaction, including any supporting documentation or information reasonably requested prior to submission to provide comments and take account of any comments of the Investor Sellers (if such Party is the Purchaser) or the Purchaser (if such Party is a Seller) and any other professional adviser(s) nominated by the Investor Sellers (if such Party is the Purchaser) or the Purchaser (if such Party is a Seller) on such drafts prior to their submission provided that such submissions may be redacted as necessary to address legal privilege or confidentiality concerns or to comply with applicable Law and that portions of such submissions that are competitively sensitive may be designated as “outside regulatory counsel only”;

g.

allow persons nominated by the Investor Sellers (if such Party is the Purchaser) or the Purchaser (if such Party is a Seller) to attend all meetings (and participate in all telephone or other conversations) with any Governmental Entity in connection with the Transaction and to make oral submissions at such meetings (or telephone or other conversations), and to be included in all written communications with any Governmental Entity, except where expressly prohibited by a Governmental Entity;

h.

as promptly as reasonably practicable after receipt of each such approval or consent required to satisfy any of the Regulatory Conditions or after expiry of any relevant waiting period in connection with the Transaction, notify the Investor Sellers (if such Party is the Purchaser) or the Purchaser (if such Party is a Seller); and

i.

regularly review with the Investor Sellers (if such Party is the Purchaser) or the Purchaser (if such Party is a Seller) the progress of any notifications or filings to any Governmental Entity in connection with the Transaction.

6.

Without prejudice to the Purchaser’s obligations pursuant to paragraph 3, the Parties agree and acknowledge that the Purchaser shall control and lead all actions, decisions and strategy for obtaining all approvals, authorisations, consents, clearances and waiting period expirations or terminations in connection with the Transaction, and for satisfying the Regulatory Conditions, including but not limited to: (a) determining and directing the timing, nature and substance of all filings, notifications, statements, submissions, advocacy and communications to Governmental Entities and other persons; (b) controlling, leading and determining the strategy for all dealings and communications, both oral and written, with Governmental Entities; (c) making all final determinations as to the appropriate course of action with respect to the Regulatory Conditions and Governmental Entities; and (d) determining whether to pull and refile any notification or filing, to extend any waiting or review period or to enter into any commitment or agreement (including any timing agreement) with, any Governmental Entity in connection with the timing of, or consummation of, the Transaction, provided that in connection with all such actions, decisions and strategy, Purchaser shall consult in advance with the Investor Sellers and give due consideration to the views of the Investor Sellers.

7.

The Sellers shall provide the Purchaser and any Governmental Entity with any information and documents reasonably required or requested by the Purchaser to assist the Purchaser in fulfilling the Regulatory Conditions as promptly as reasonably practicable, provided that such information and documents may be redacted as necessary to address legal privilege, to address confidentiality concerns, or to comply with applicable Law and that portions of such information and documents that are competitively sensitive may be designated as “outside regulatory counsel only” and provided as such.

IN WITNESS WHEREOF this Agreement has been duly executed by the Parties as a deed and is intended to be and is hereby delivered on the date first above written.

EXECUTED and DELIVERED	)
as a DEED by	)
VIASAT, INC.	)	/s/ Richard Baldridge
Name: Richard Baldridge
Title: President and Chief Executive Officer

in the presence of

Witness Signature:	)
	)	/s/ Hector Sants

Witness Name:		Hector Sants

Witness Address		Latham & Watkins LLP

99 Bishopsgate

London

Witness Occupation:		Solicitor

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
TRITON LUXTOPHOLDING	)	/s/ Laurent Thailly
SARL		Name: Laurent Thailly
Title: Authorised Signatory

in the presence of

Witness Signature:	)
	)	/s/ Sarah Verlende

Witness Name:		Sarah Verlende

Witness Address		14-16, Avenue Pasteur

L-2310 Luxembourg

Witness Occupation:		Senior Associate

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
CPP INVESTMENT BOARD	)	/s/ Hafiz Lalani
PRIVATE HOLDINGS (4)		Name: Hafiz Lalani
INC.		Title: Authorized Signatory
)
)
	)	/s/ Pascal Keutgens
Name: Pascal Keutgens
Title: Authorized Signatory

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
WP TRITON CO-INVEST,	)	/s/ David Sreter
L.P.		Name: David Sreter
Title: Authorised Signatory
By: Warburg Pincus (Callisto-
A) Global Growth (Cayman),
L.P., its general partner

By: Warburg Pincus (Cayman)
Global Growth GP, L.P., its
general partner

By: Warburg Pincus (Cayman)
Global Growth GP LLC, its
general partner

By: Warburg Pincus Partners II
(Cayman), L.P., its managing
member

By: Warburg Pincus (Bermuda)
Private Equity GP Ltd., its
general partner

in the presence of

Witness Signature:	)
	)	/s/ Christen Olds

Witness Name:		Christen Olds

450 Lexington Ave., New York, NY

Witness Address

Witness Occupation:		Assistant

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
2684343 ONTARIO LIMITED	)	/s/ Eric Hargrave
Name: Eric Hargrave
Title: Authorised signatory

in the presence of

Witness Signature:	)
	)	/s/ Shikha Sethi

Witness Name:		Shikha Sethi

Witness Address		10 Portman Square, London W1H 6AAZ

Witness Occupation:		Solicitor

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
RAJEEV SURI	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
TONY BATES	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED as a DEED by ALISON HORROCKS	) ) )	/s/ Alison Horrocks

in the presence of

Witness Signature:	) )	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
PETER HADINGER	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
RONALD SPITHOUT	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
PHILIP BALAAM	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
JASON SMITH	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
SUSAN MILLER	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
NATASHA DILLON	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
TODD ANDREW McDONELL	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
BRINTON KING	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
JAT BRAINCH	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
BARRY FRENCH	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
ANDREW SUKAWATY	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
ROBERT C. KEHLER	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
RUPERT PEARCE	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
FREDRIK GUSTAVSSON	)	/s/ Alison Horrocks
by Alison Horrocks		Attorney
under power of attorney

in the presence of

Witness Signature:	)
	)	/s/ Kerry Chipchase

Witness Name:		Kerry Chipchase

Witness Address		99 City Road

London

Witness Occupation:		Chartered Secretary

(Signature Pages – Share Purchase Agreement)

EXECUTED and DELIVERED	)
as a DEED by	)
CONNECT TOPCO LIMITED	)	/s/ Gonzague de Lhoneux
in its capacity as		Name: Gonzague de Lhoneux
NOMINEE		Title: Director

in the presence of

Witness Signature:	)
	)	/s/ Tomas Vrba

Witness Name:		Tomas Vrba

Witness Address		Flat 20 Burleigh House, Westking Place

London WC1H 8AQ

Witness Occupation:		Financial analyst

(Signature Pages – Share Purchase Agreement)

Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of November 8, 2021 by and among those individuals and entities whose names appear on the signature pages hereto as Sellers (“Sellers”), the undersigned stockholder (“Stockholder”) of Viasat, Inc., a Delaware corporation (“Purchaser”) and Purchaser. Capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Share Purchase Agreement (as defined below).

W I T N E S S E T H

WHEREAS, as an inducement for Sellers to enter into that certain Share Purchase Agreement of even date herewith by and among Sellers and Purchaser (as it may be amended from time to time by the parties thereto, the “Share Purchase Agreement”), which provides for the sale of the entire issued and outstanding share capital of Connect Topco Limited, a private company limited by shares and incorporated in Guernsey (the “Company”), by Sellers to Purchaser in accordance with its terms, Sellers have requested that Stockholder execute and deliver this Agreement.

WHEREAS, in exchange for the sale of its shares in the Company, each Seller will have the right to receive cash consideration and a number of Purchaser Shares as set forth in the Share Purchase Agreement, all upon the terms and subject to the conditions set forth in the Share Purchase Agreement.

WHEREAS, the Share Purchase Agreement contemplates that Purchaser’s stockholders will vote upon the Purchaser Shareholder Approval and, if so desired and mutually agreed between Sellers and Purchaser, other matters of the type customarily brought before a meeting of stockholders in connection with the Transaction.

WHEREAS, as of the date hereof, Stockholder is the owner of the number of Purchaser Shares and other securities convertible into, or exercisable or exchangeable for, Purchaser Shares, all as set forth on the signature page of this Agreement (collectively, the “Shares”).

WHEREAS, as a condition and inducement for Sellers to enter into the Share Purchase Agreement, Sellers and Stockholder are entering into this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Agreement to Vote Shares.

(a) Until the Expiration Date (as defined below), at the Purchaser Meeting and at every other stockholder meeting of Purchaser at which any of the matters set forth in clause (ii) below is put to the vote of the stockholders of Purchaser and, in each case, at every postponement or adjournment thereof, and on every action proposed to be approved by written consent of the stockholders of Purchaser with respect to any of the matters set forth in clause (ii), Stockholder shall:

(i) appear at each such meeting or otherwise cause Stockholder’s Shares and any outstanding New Shares (as defined in Section 4 hereof) to be counted as present thereat for purposes of calculating a quorum; and

(ii) validly vote all outstanding Shares and any outstanding New Shares to the extent (in the case of securities convertible into, or exercisable or exchangeable for, Purchaser Shares) any such Shares and New Shares are capable of being voted:

(A) in favor of the Purchaser Shareholder Approval;

(B) in favor of any proposal to adjourn or postpone any meeting of the stockholders of Purchaser at which the Purchaser Shareholder Approval is submitted for the consideration and vote of the stockholders of Purchaser to a later date if there are not proxies representing a sufficient number of Purchaser Shares to approve such matters on the date on which the meeting is held;

(C) against any Purchaser Alternative Proposal;

(D) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of Purchaser contained in the Share Purchase Agreement or of Stockholder contained in this Agreement; and

(E) against any other action, agreement or transaction involving Purchaser or any of its subsidiaries that would reasonably be expected to, in each case, impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Transaction or the other transactions contemplated by the Share Purchase Agreement.

(b) Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 1.

(c) Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact Purchaser, and any other Person designated by Purchaser in writing (collectively, the “Grantees”), each of them individually, with full power of substitution and resubstitution, to the fullest extent of Stockholder’s rights with respect to the Shares and outstanding New Shares, effective as of the date hereof and continuing until the Expiration Date, to vote (or execute written consents, if applicable) with respect to the Shares and outstanding New Shares as required pursuant to Section 1(a), in each case, solely in the event of a failure by such Stockholder to act in accordance with Section 1(a). The proxy granted by Stockholder under this Agreement shall be irrevocable prior to the Expiration Date and shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy. Stockholder (i) will take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of such proxy and this Section 1(c) and (ii) hereby revokes any proxy previously granted by Stockholder with respect to any Shares and outstanding New Shares. The power of attorney granted by Stockholder under this Section 1(c) is a durable power of attorney and shall survive the bankruptcy or dissolution of Stockholder. Other than as provided in this Section 1(c), Stockholder shall not directly or indirectly grant any person or entity any proxy (revocable or irrevocable), power of attorney or other authorization with respect to any of Stockholder’s Shares or outstanding New Shares that is inconsistent with Stockholder’s obligations under this Agreement. Purchaser may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder.

2. Transfer and Encumbrance. Stockholder agrees, during the period beginning on the date hereof and ending on the Expiration Date, not to Transfer (as defined below) any Shares or any New Shares, or any interest therein, or any economic or voting rights with respect thereto (including any rights decoupled from the underlying securities) or enter into any contract, option or other arrangement or understanding with respect thereto (including any voting trust or agreement and the granting of any proxy inconsistent with Stockholder’s obligations under this Agreement), in each case without the prior written consent of each Investor Seller; provided, that nothing contained herein shall prohibit (a) any Transfer where such Stockholder retains sole direct and indirect voting control over such Shares or New Shares through the term of this Agreement, (b) any Transfer to an Affiliate of Stockholder or to a qualified institutional buyer or other institutional investor, provided, however, that in the case of the foregoing clause (b), any such Transfer shall only be permitted if and to the extent that the transferee of such Shares or New Shares agrees to be bound by and subject to the terms and provisions hereof to the same effect as the transferring Stockholder and pursuant to a joinder or other customary agreement reasonably acceptable to Investor Sellers. Stockholder acknowledges that the intent of the foregoing sentence is to ensure that the Shares and any New Shares are voted in accordance with the terms hereof. For the purpose of this Agreement, “Transfer” means any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, or the entry into any contract or understanding with respect to any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, including, with respect to any capital stock or interests in capital stock, the entry into any swap or any contract, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, contract, transaction or series of transactions is to be settled by delivery of Purchaser Shares, in cash or otherwise.

3. Non-Solicit; No Participation in Litigation.

(a) Stockholder shall, and shall cause its controlled Affiliates to, and shall use reasonable best efforts to cause its and their respective Representatives to, immediately cease and terminate any and all solicitations, discussions or negotiations existing as of the date hereof between Stockholder, Affiliates or Representatives, on the one hand, and Purchaser and its Affiliates or Representatives or any Third Party (or its Representatives), on the other hand, in connection with or in response to an actual or potential Purchaser Alternative Proposal. From and after the date hereof until the Expiration Date, Stockholder shall not, and shall cause its controlled Affiliates not to, and shall use its reasonable best efforts to cause its and their respective Representatives not to (and shall not authorize or give permission to its and their respective Representatives to), directly or indirectly (i) solicit, initiate, seek or knowingly encourage or knowingly facilitate the submission of any Purchaser Alternative Proposal, or any indication, proposal or inquiry that would reasonably be expected to lead to a Purchaser Alternative Proposal, (ii) (A) furnish any non-public information regarding Purchaser or any of its subsidiaries to, or afford access to the business, properties, assets, books and records of Purchaser or any of its subsidiaries to, any Third Party, or (B) request or seek from Purchaser or any of its subsidiaries any such access, in each case of the foregoing clauses (A) and (B), in connection with or in response to, or that would be reasonably likely to lead to, a Purchaser Alternative Proposal or any inquiry, proposal or indication of interest with respect thereto, (iii) engage or participate in any discussions or negotiations with Purchaser or any Third Party with respect to, or that would be reasonably likely to lead to, any Purchaser Alternative Proposal, or (iv) enter into any letter of intent, agreement in principle, term sheet, merger agreement, acquisition agreement, option agreement or any other agreement or instrument providing for or relating to any Purchaser Alternative Proposal, provided, however, that the restrictions in the foregoing clauses (i) through (iv) shall not apply following the receipt by the Purchaser of a Purchaser Alternative Proposal which the Purchaser Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, that failure to take action with respect to such Purchaser Alternative Proposal would reasonably be expected to be inconsistent with the Purchaser’s fiduciary duties under applicable law and that such Purchaser Alternative Proposal constitutes or is reasonably likely to result in a Purchaser Superior Proposal, with respect to such Purchaser Alternative Proposal or any subsequent Purchaser Alternative Proposal from the same entity.

(b) Stockholder hereby agrees not to, and shall cause its controlled Affiliates not to, and shall use reasonable best efforts to cause its and their respective Representatives not to, commence or participate in, and to, if requested by Sellers, take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Purchaser, the Company, Sellers or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Share Purchase Agreement or the consummation of the Transaction, in each case with respect to which all material facts on which such claim is based are known to Stockholder as of the date of this Agreement, including any such claim (i) challenging the validity, or seeking to enjoin the operation, of any provision of this Agreement or the Share Purchase Agreement or (ii) alleging a breach of any fiduciary duty of the Purchaser Board in connection with the Share Purchase Agreement or the transactions contemplated thereby; provided, however, that the foregoing shall not restrict Stockholder from enforcing any of his, her or its rights under this Agreement.

4. New Shares. Stockholder agrees that any Purchaser Shares that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date, including, without limitation, shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of all securities held by Stockholder that are convertible into, or exercisable or exchangeable for, Purchaser Shares (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

5. No Obligation to Exercise Options or Other Securities. Nothing contained in this Agreement shall require Stockholder to (a) convert, exercise or exchange any option, warrants or convertible securities in order to obtain any underlying Purchaser Shares or (b) vote, or execute any consent with respect to, any Purchaser Shares underlying such options, warrants or convertible securities that have not yet been issued as of the applicable record date for that vote or consent.

6. Representations and Warranties of Stockholder. Stockholder hereby represents, warrants and covenants to Sellers as follows:

(a) (i) Stockholder is duly organized, validly existing and in good standing under the Laws of the state of its incorporation, formation or organization, as applicable, and (ii) the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby are within the powers of such Stockholder and have been duly authorized by all necessary action. Such Stockholder has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Sellers, this Agreement constitutes such Stockholder’s legal, valid and binding obligation, enforceable against it in accordance with its terms except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

(b) The Shares are (and any New Shares will be) owned of record by such Stockholder. Such Stockholder has good and valid title to such Shares (or will have good and valid title to any New Shares), free and clear of any encumbrances other than pursuant to this Agreement. As of the date hereof, such Stockholder’s Shares constitute all of the Purchaser Shares beneficially owned or owned of record by such Stockholder. Except as provided for herein, such Stockholder has sole voting power (including the right to control such vote as contemplated herein) and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Shares and any New Shares.

(c) The execution and delivery of this Agreement by such Stockholder do not, and the performance by such Stockholder of its obligations under this Agreement will not, (i) violate the certificate of formation, agreement of limited partnership, certificate of incorporation or similar organizational documents of such Stockholder, (ii) conflict with or violate any law, ordinance or regulation of any Governmental Entity applicable to such Stockholder or by which any of its assets or properties is bound, or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance on the properties or assets of such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder and/or any of its assets or properties is bound, except for any of the foregoing as would not reasonably be expected, either individually or in the aggregate, to impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(d) The execution and delivery of this Agreement by such Stockholder do not, and the performance by such Stockholder of its obligations under this Agreement will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, other than the filing of any reports with the SEC.

(e) As of the date hereof, there is no legal proceeding pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder and/or any of its Affiliates before or by any Governmental Entity that would reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f) No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Sellers or Purchaser in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder (other than as an officer or director of Purchaser).

(g) Such Stockholder understands and acknowledges that Sellers are entering into the Share Purchase Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder and the representations, warranties and covenants of such Stockholder contained herein. Such Stockholder understands and acknowledges that the Share Purchase Agreement governs the terms of the Transaction and the other transactions contemplated thereby.

7. Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

8. Termination. This Agreement shall terminate and shall have no further force or effect as of the earliest to occur of (a) 11:59 P.M. Eastern Time on the date the Purchaser Shareholder Approval is obtained, (b) the date the Share Purchase Agreement shall have been validly terminated in accordance with its terms, (c) the date this Agreement is terminated upon the mutual written agreement of each Investor Seller and Stockholder, (d) any material modification, material waiver or material amendment of the Share Purchase Agreement or knowing, material failure by Purchaser to enforce any provision of the Share Purchase Agreement that is in effect a waiver that, in each case, is adverse to Stockholder and is effected without the prior written consent of Stockholder, (e) failure to obtain the Purchaser Shareholder Approval at the Purchaser Meeting (held in accordance with the Share Purchase Agreement) at which a vote on the Purchaser Shareholder Approval matters is held, and (f) a Purchaser Change of Recommendation, to the extent such Purchaser Change of Recommendation is permitted by, and subject to the terms and conditions of, Schedule 5 of the Share Purchase Agreement (the date of the earliest of the events described in the foregoing clauses, the “Expiration Date”); provided, however, that notwithstanding the foregoing, the provisions in Section 9 hereof shall survive in full force and effect following the consummation of the Transaction. In addition to, and without prejudice to the foregoing in this Section 8, with respect to Section 2 (other than transfers by the Stockholder to its Affiliates) the Expiration Date will be the earliest to occur of (i) the earliest to occur of the events in clauses (a) through (f) in the preceding sentence, and (ii) November 8, 2022. This Agreement shall not apply to any Stockholder Shares transferred (other than to an Affiliate of Stockholder) after the Section 2 Expiration Date, and any such transferred Stockholder Shares shall be free and clear of any obligations under this Agreement.

9. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by email or facsimile (provided in the case of email or facsimile, that a copy is delivered by another means specified in clauses (i) or (iii) herein), or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i) If to Sellers, to:

Triton LuxTopHolding SARL

-3 boulevard de la Foire, L-1528

Luxembourg, Grand Duchy of Luxembourg

Attention : Gonzague de Lhoneux

Email : Gonzague.deLhoneux@apax.com

WP Triton Co-Invest, L.P.

c/o Walkers Corporate Limited

Cayman Corporate Centre

27 Hospital Road, George Town

Grand Cayman KY1-9008, Cayman Islands

Attention : Max Fowinkel and Jan-Ole Gerschefski

Email : Notices@warburgpincus.com

2684343 Ontario Limited

5650 Yonge Street, Suite 1200

Toronto, Ontario M2M 4H5, Canada

Attention : Eric Hargrave

Email : eric_hargrave@otpp.com

CPP Investment Board Private Holdings (4) Inc.

1 Queen Street East, Suite, 2500

Toronto, Ontario M5C 2W5, Canada

Attention : Hafiz Lalani and Pascal Keutgens

Email : hlalani@cppib.com and pkeutgens@cppib.com

With a copy (which shall not constitute notice) to:

Kirkland & Ellis International LLP

30 St Mary Axe

London, EC3A 8AF

United Kingdom

Attention: Rory Mullarkey; Stuart Boyd; Jacob Traff

Email: rmullarkey@kirkland.com; stuart.boyd@kirkland.com;

jacob.traff@kirkland.com

(ii) If to Stockholder, to the address set forth on Exhibit A.

(b) Certain Interpretations.

(i) The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”

(ii) The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends and not simply “if.”

(iii) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto referenced herein: (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, representations and conditions, both written and oral, among the parties with respect to the subject matter hereof, and (ii) are not intended to confer upon any other person any rights or remedies hereunder.

(d) Assignment. This Agreement (and the rights, interests or obligations hereunder) shall not be assigned by operation of law or otherwise, except that any Seller may assign the rights and delegate its obligations hereunder to an Affiliate to which it assigns its shares of the Company. Subject to the preceding sentence, this Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors and assigns.

(e) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

(f) Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing.

(g) Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(h) Specific Performance and Other Remedies.

(i) Specific Performance. The parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction (and each party hereby waives any requirement for securing the posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity.

(ii) Other Remedies. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

(i) Fees and Expenses. All reasonable, reasonably incurred, out-of-pocket costs and expenses incurred by the Stockholder in connection with this Agreement and the transactions contemplated hereby shall be borne by the Purchaser, whether or not the transactions contemplated by the Share Purchase Agreement are consummated. Purchaser shall indemnify and hold Stockholder and its affiliates harmless from and against any expenses or losses (including reasonable attorney’s fees) incurred in respect of actual or prospective claims, actions, investigations, proceedings or litigation, regardless of whether Stockholder or an Affiliate is a party thereto, arising out of or directly or indirectly relating to Stockholder’s execution and delivery of this Agreement or Stockholder’s participation in the transaction, except to the extent any such matter arose from an inaccuracy in a representation made by Stockholder herein or any breach by Stockholder of its representations, warranties, covenants or other obligations hereunder.

(j) Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. All claims arising from, under or in connection with this Agreement shall be raised to and exclusively determined by the Delaware Court of Chancery or, if the Delaware Court of Chancery lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if jurisdiction is vested exclusively in the U.S. federal courts, the United States District Court for the District of Delaware, and any appellate court from any thereof. Each party hereby irrevocably submits with regard to any such claim for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of such courts and agrees that it will not bring any claim relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts.

(k) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(l) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(m) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(n) Limit on Liability. In no event shall Stockholder’s liability for monetary damages exceed the lesser of (a) the market value of Stockholder’s Shares on the date of this Agreement; and (b) the market value of the Stockholder’s Shares on the date a final, non-appealable judgment is entered against the Stockholder relating to this Agreement or the Share Purchase Agreement or the consummation of the Transaction, plus any actual net proceeds received after the date hereof in respect of the sale by Stockholder of the Shares and any New Shares subject to this Agreement.

(o) Use of Name. Except as required by applicable law or the rules and regulations of any applicable stock exchange, including in securities disclosure filings made in connection with the transactions contemplated hereby, each of Purchaser and Sellers shall not (and Sellers shall cause the Company to not) publicly disclose or refer to Stockholder’s execution and delivery of this Agreement without the consent of the Stockholder as to the form and substance of the disclosure, such consent not to be unreasonably withheld, conditioned or delayed. Each of Purchaser and Sellers shall (and Sellers shall cause the Company to) provide the Stockholder with a draft of any disclosure required by applicable law reasonably in advance of such disclosure and shall give reasonable consideration to any comments Stockholder may have on the form and substance of such disclosure.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

STOCKHOLDER

Baupost Group Securities, L.L.C
Print Stockholder Name

By:	/s/ Gregory A. Ciongoli
Signature

Name:	Gregory A. Ciongoli
Print Name

Title:	Partner
If Applicable

Purchaser Shares Beneficially Owned:

16,288,959

Purchaser Shares issuable upon the exercise of outstanding options, warrants, restricted stock units, or other rights:

0

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

VIASAT, INC.

By:	/s/ Keven Lippert
Name:	Keven Lippert
Title:	Executive Vice President, Strategic Initiatives and Chief Commercial Officer

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

TRITON LUXTOPHOLDING SARL

By:	/s/ Laurent Thailly
Name:	Laurent Thailly
Title:	Authorised signatory

[Signature Page to Voting and Support Agreement]

WP TRITON CO-INVEST, L.P.
By:	Warburg Pincus (Callisto-A) Global Growth (Cayman), L.P., its General Partner

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its General Partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its General Partner

By:	Warburg Pincus Partners Ii (Cayman), L.P., its Managing Member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its General Partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

[Signature Page to Voting and Support Agreement]

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By:	/s/ Hafiz Lalani
Name:	Hafiz Lalani
Title:	Authorized Signatory

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By:	/s/ Pascal Keutgens
Name:	Pascal Keutgens
Title:	Authorized Signatory

[Signature Page to Voting and Support Agreement]

2684343 ONTARIO LIMITED

By:	/s/ Eric Hargrave
Name:	Eric Hargrave
Title:	Authorised Signatory

[Signature Page to Voting and Support Agreement]

Exhibit A

Stockholder Notice

c/o The Baupost Group, L.L.C.

10 St. James Avenue

Boston, MA 02116

Attention: Frederick H. Fogel

Email: legal@baupost.com

Exhibit 10.2

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of November 8, 2021 by and among those individuals and entities whose names appear on the signature pages hereto as Sellers (“Sellers”), the undersigned stockholder (“Stockholder”) of Viasat, Inc., a Delaware corporation (“Purchaser”) and Purchaser. Capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Share Purchase Agreement (as defined below).

W I T N E S S E T H

WHEREAS, as an inducement for Sellers to enter into that certain Share Purchase Agreement of even date herewith by and among Sellers and Purchaser (as it may be amended from time to time by the parties thereto, the “Share Purchase Agreement”), which provides for the sale of the entire issued and outstanding share capital of Connect Topco Limited, a private company limited by shares and incorporated in Guernsey (the “Company”), by Sellers to Purchaser in accordance with its terms, Sellers have requested that Stockholder execute and deliver this Agreement.

WHEREAS, in exchange for the sale of its shares in the Company, each Seller will have the right to receive cash consideration and a number of Purchaser Shares as set forth in the Share Purchase Agreement, all upon the terms and subject to the conditions set forth in the Share Purchase Agreement.

WHEREAS, the Share Purchase Agreement contemplates that Purchaser’s stockholders will vote upon the Purchaser Shareholder Approval and, if so desired and mutually agreed between Sellers and Purchaser, other matters of the type customarily brought before a meeting of stockholders in connection with the Transaction.

WHEREAS, as of the date hereof, Stockholder is the owner of the number of Purchaser Shares and other securities convertible into, or exercisable or exchangeable for, Purchaser Shares, all as set forth on Schedule 1 hereto (collectively, the “Shares”).

WHEREAS, as a condition and inducement for Sellers to enter into the Share Purchase Agreement, Sellers and Stockholder are entering into this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Agreement to Vote Shares.

(a) Until the Expiration Date (as defined below), at the Purchaser Meeting and at every other stockholder meeting of Purchaser at which any of the matters set forth in clause (ii) below is put to the vote of the stockholders of Purchaser and, in each case, at every postponement or adjournment thereof, and on every action proposed to be approved by written consent of the stockholders of Purchaser with respect to any of the matters set forth in clause (ii), Stockholder shall:

(i) appear at each such meeting or otherwise cause Stockholder’s Shares and any outstanding New Shares (as defined in Section 4 hereof) to be counted as present thereat for purposes of calculating a quorum; and

(ii) validly vote all outstanding Shares and any outstanding New Shares to the extent (in the case of securities convertible into, or exercisable or exchangeable for, Purchaser Shares) any such Shares and New Shares are capable of being voted:

(A) in favor of the Purchaser Shareholder Approval;

(B) in favor of any proposal to adjourn or postpone any meeting of the stockholders of Purchaser at which the Purchaser Shareholder Approval is submitted for the consideration and vote of the stockholders of Purchaser to a later date if there are not proxies representing a sufficient number of Purchaser Shares to approve such matters on the date on which the meeting is held;

(C) against any Purchaser Alternative Proposal;

(D) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of Purchaser contained in the Share Purchase Agreement or of Stockholder contained in this Agreement; and

(E) against any other action, agreement or transaction involving Purchaser or any of its subsidiaries that would reasonably be expected to, in each case, impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Transaction or the other transactions contemplated by the Share Purchase Agreement.

(b) Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 1.

(c) Stockholder signs this Agreement solely in Stockholder’s capacity as a stockholder of Purchaser, and not in Stockholder’s capacity as (i) a director, officer or employee of Purchaser or any of its subsidiaries or (ii) a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of Purchaser in the exercise of his or her fiduciary duties as a director or officer of Purchaser or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of Purchaser or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary (including voting in favor of any Purchaser Change of Recommendation) and no such action or omission shall be deemed a breach of this Agreement.

(d) Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact Purchaser, and any other Person designated by Purchaser in writing (collectively, the “Grantees”), each of them individually, with full power of substitution and resubstitution, to the fullest extent of Stockholder’s rights with respect to the Shares and outstanding New Shares, effective as of the date hereof and continuing until the Expiration Date, to vote (or execute written consents, if applicable) with respect to the Shares and outstanding New Shares as required pursuant to Section 1(a), in each case, solely in the event of a failure by such Stockholder to act in accordance with Section 1(a). The proxy granted by Stockholder under this Agreement shall be irrevocable prior to the Expiration Date and shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy. Stockholder (i) will take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of such proxy and this Section 1(d) and (ii) hereby revokes any proxy previously granted by Stockholder with respect to any Shares and outstanding New Shares. The power of attorney granted by Stockholder under this Section 1(d) is a durable power of attorney and shall survive the bankruptcy or dissolution of Stockholder. Other than as provided in this Section 1(d), Stockholder shall not directly or indirectly grant any person or entity any proxy (revocable or irrevocable), power of attorney or other authorization with respect to any of Stockholder’s Shares or outstanding New Shares that is inconsistent with Stockholder’s obligations under this Agreement. Purchaser may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder.

2. Transfer and Encumbrance. Stockholder agrees, during the period beginning on the date hereof and ending on the Expiration Date, not to Transfer (as defined below) any Shares or any New Shares, or any interest therein, or any economic or voting rights with respect thereto (including any rights decoupled from the underlying securities) or enter into any contract, option or other arrangement or understanding with respect thereto (including any voting trust or agreement and the granting of any proxy inconsistent with Stockholder’s obligations under this Agreement), in each case without the prior written consent of each Investor Seller; provided, that nothing contained herein shall prohibit (a) the net settlement of Stockholder’s options to purchase Purchaser Shares (to pay the exercise price thereof and any tax withholding obligations), (b) the net settlement of Stockholder’s restricted stock units (including performance-based restricted stock units) settled in Purchaser Shares (to pay any tax withholding obligations), (c) the exercise of Stockholder’s options to purchase Purchaser Shares, to the extent such options would expire prior to Completion, (d) the exercise of Stockholder’s options to purchase Purchaser Shares or the receipt upon settlement of Stockholder’s restricted stock units (including performance-based restricted stock units), and the sale of a sufficient number of such Purchaser Shares acquired upon exercise of such options or settlement of such restricted stock units as would generate sales proceeds sufficient to pay (i) the aggregate applicable exercise price of shares then exercised under such options and the taxes payable by Stockholder as a result of such exercise or settlement or (ii) funds owed upon vesting of such options or restricted stock units pursuant to any non-consensual legal order, by divorce decree or by will, intestacy or other similar law, (e) such Stockholder from selling Shares under any written plan providing for the trading of Shares in accordance with Rule 10b5-1 under the Exchange Act (a “10b5-1 Plan”) that is described on Schedule 1 hereto or which is put in place after the date hereof in order to replace an expired or expiring 10b5-1 Plan, (f) any Transfer where such Stockholder retains sole direct and indirect voting control over such Shares or New Shares through the term of this Agreement, (g) any Transfer to an Affiliate of Stockholder or to a qualified institutional buyer or other institutional investor, or (h) if Stockholder is an individual, (i) to any member of Stockholder’s immediate family or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family or (ii) to any person or entity if and to the extent required by any non-consensual legal order, by divorce decree or by will, intestacy or other similar law, provided, however, that in the case of the foregoing clauses (g) or (h), any such Transfer shall only be permitted if and to the extent that the transferee of such Shares or New Shares agrees to be bound by and subject to the terms and provisions hereof to the same effect as the transferring Stockholder and pursuant to a joinder or other customary agreement reasonably acceptable to Investor Sellers. Stockholder acknowledges that the intent of the foregoing sentence is to ensure that the Shares and any New Shares are voted in accordance with the terms hereof. For the purpose of this Agreement, “Transfer” means any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, or the entry into any contract or understanding with respect to any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, including, with respect to any capital stock or interests in capital stock, the entry into any swap or any contract, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, contract, transaction or series of transactions is to be settled by delivery of Purchaser Shares, in cash or otherwise.

3. Non-Solicit; No Participation in Litigation.

(a) Stockholder shall, and shall cause its controlled Affiliates to, and shall use reasonable best efforts to cause its and their respective Representatives to, immediately cease and terminate any and all solicitations, discussions or negotiations existing as of the date hereof between Stockholder, Affiliates or Representatives, on the one hand, and Purchaser and its Affiliates or Representatives or any Third Party (or its Representatives), on the other hand, in connection with or in response to an actual or potential Purchaser Alternative Proposal. From and after the date hereof until the Expiration Date, Stockholder shall not, and shall cause its controlled Affiliates not to, and shall use its reasonable best efforts to cause its and their respective Representatives not to (and shall not authorize or give permission to its and their respective Representatives to), directly or indirectly (i) solicit, initiate, seek or knowingly encourage or knowingly facilitate the submission of any Purchaser Alternative Proposal, or any indication, proposal or inquiry that would reasonably be expected to lead to a Purchaser Alternative Proposal, (ii) (A) furnish any non-public information regarding Purchaser or any of its subsidiaries to, or afford access to the business, properties, assets, books and records of Purchaser or any of its subsidiaries to, any Third Party, or (B) request or seek from Purchaser or any of its subsidiaries any such access, in each case of the foregoing clauses (A) and (B), in connection with or in response to, or that would be reasonably likely to lead to, a Purchaser Alternative Proposal or any inquiry, proposal or indication of interest with respect thereto, (iii) engage or participate in any discussions or negotiations with Purchaser or any Third Party with respect to, or that would be reasonably likely to lead to, any Purchaser Alternative Proposal, or (iv) enter into any letter of intent, agreement in principle, term sheet, merger agreement, acquisition agreement, option agreement or any other agreement or instrument providing for or relating to any Purchaser Alternative Proposal, provided, however, that the restrictions in the foregoing clauses (i) through (iv) shall not apply following the receipt by the Purchaser of a Purchaser Alternative Proposal which the Purchaser Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, that failure to take action with respect to such Purchaser Alternative Proposal would reasonably be expected to be inconsistent with the Purchaser’s fiduciary duties under applicable law and that such Purchaser Alternative Proposal constitutes or is reasonably likely to result in a Purchaser Superior Proposal, with respect to such Purchaser Alternative Proposal or any subsequent Purchaser Alternative Proposal from the same entity. For the avoidance of doubt, nothing contained herein shall prohibit Stockholder, in his or her capacity as a director or officer of Purchaser, from taking any action in such capacity to the extent such action is permitted by the Share Purchase Agreement or consistent with his or her fiduciary duties as a director or officer of Purchaser.

(b) Stockholder hereby agrees not to, and shall cause its controlled Affiliates not to, and shall use reasonable best efforts to cause its and their respective Representatives not to, commence or participate in, and to, if requested by Sellers, take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Purchaser, the Company, Sellers or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Share Purchase Agreement or the consummation of the Transaction, in each case with respect to which all material facts on which such claim is based are known to Stockholder as of the date of this Agreement, including any such claim (i) challenging the validity, or seeking to enjoin the operation, of any provision of this Agreement or the Share Purchase Agreement or (ii) alleging a breach of any fiduciary duty of the Purchaser Board in connection with the Share Purchase Agreement or the transactions contemplated thereby; provided, however, that the foregoing shall not restrict Stockholder from enforcing any of his, her or its rights under this Agreement.

4. New Shares. Stockholder agrees that any Purchaser Shares that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date, including, without limitation, shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of all securities held by Stockholder that are convertible into, or exercisable or exchangeable for, Purchaser Shares (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

5. No Obligation to Exercise Options or Other Securities. Nothing contained in this Agreement shall require Stockholder to (a) convert, exercise or exchange any option, warrants or convertible securities in order to obtain any underlying Purchaser Shares or (b) vote, or execute any consent with respect to, any Purchaser Shares underlying such options, warrants or convertible securities that have not yet been issued as of the applicable record date for that vote or consent.

6. Representations and Warranties of Stockholder. Stockholder hereby represents, warrants and covenants to Sellers as follows:

(a) If such Stockholder is not an individual, (i) Stockholder is duly organized, validly existing and in good standing under the Laws of the state of its incorporation, formation or organization, as applicable, and (ii) the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby are within the powers of such Stockholder and have been duly authorized by all necessary action. If such Stockholder is an individual, he or she has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. Such Stockholder has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Sellers, this Agreement constitutes such Stockholder’s legal, valid and binding obligation, enforceable against it in accordance with its terms except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity. If such Stockholder is married and any of the Shares or New Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, valid, binding and enforceable, this Agreement has been duly executed and delivered by, and, assuming the due authorization, execution and delivery by Sellers, constitutes the legal, valid and binding obligation of, such Stockholder’s spouse, enforceable in accordance with its terms except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

(b) The Shares are (and any New Shares will be) owned of record by such Stockholder. Such Stockholder has good and valid title to such Shares (or will have good and valid title to any New Shares), free and clear of any encumbrances other than pursuant to this Agreement. As of the date hereof, such Stockholder’s Shares constitute all of the Purchaser Shares beneficially owned or owned of record by such Stockholder. Except as provided for herein, such Stockholder has sole voting power (including the right to control such vote as contemplated herein) and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Shares and any New Shares.

(c) The execution and delivery of this Agreement by such Stockholder do not, and the performance by such Stockholder of its obligations under this Agreement will not, (i) if such Stockholder is not an individual, violate the certificate of formation, agreement of limited partnership, certificate of incorporation or similar organizational documents of such Stockholder, (ii) conflict with or violate any law, ordinance or regulation of any Governmental Entity applicable to such Stockholder or by which any of its assets or properties is bound, or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance on the properties or assets of such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder and/or any of its assets or properties is bound, except for any of the foregoing as would not reasonably be expected, either individually or in the aggregate, to impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(d) The execution and delivery of this Agreement by such Stockholder do not, and the performance by such Stockholder of its obligations under this Agreement will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, other than the filing of any reports with the SEC.

(e) As of the date hereof, there is no legal proceeding pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder and/or any of its Affiliates before or by any Governmental Entity that would reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f) No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Sellers or Purchaser in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder (other than as an officer or director of Purchaser).

(g) Such Stockholder understands and acknowledges that Sellers are entering into the Share Purchase Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder and the representations, warranties and covenants of such Stockholder contained herein. Such Stockholder understands and acknowledges that the Share Purchase Agreement governs the terms of the Transaction and the other transactions contemplated thereby.

7. Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

8. Termination. This Agreement shall terminate and shall have no further force or effect as of the earliest to occur of (a) 11:59 P.M. Eastern Time on the date the Purchaser Shareholder Approval is obtained, (b) the date the Share Purchase Agreement shall have been validly terminated in accordance with its terms, (c) the date this Agreement is terminated upon the mutual written agreement of each Investor Seller and Stockholder, (d) any material modification, material waiver or material amendment of the Share Purchase Agreement or knowing, material failure by Purchaser to enforce any provision of the Share Purchase Agreement that is in effect a waiver that, in each case, is adverse to Stockholder and is effected without the prior written consent of Stockholder, (e) failure to obtain the Purchaser Shareholder Approval at the Purchaser Meeting (held in accordance with the Share Purchase Agreement) at which a vote on the Purchaser Shareholder Approval matters is held, and (f) a Purchaser Change of Recommendation, to the extent such Purchaser Change of Recommendation is permitted by, and subject to the terms and conditions of, Schedule 5 of the Share Purchase Agreement (the date of the earliest of the events described in the foregoing clauses, the “Expiration Date”); provided, however, that notwithstanding the foregoing, the provisions in Section 9 hereof shall survive in full force and effect following the consummation of the Transaction. In addition to, and without prejudice to the foregoing in this Section 8, with respect to Section 2 (other than transfers by the Stockholder to its Affiliates) the Expiration Date will be the earliest to occur of (i) the earliest to occur of the events in clauses (a) through (f) in the preceding sentence, and (ii) November 8, 2022. This Agreement shall not apply to any Stockholder Shares transferred (other than to an Affiliate of Stockholder) after the Section 2 Expiration Date, and any such transferred Stockholder Shares shall be free and clear of any obligations under this Agreement.

9. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by email or facsimile (provided in the case of email or facsimile, that a copy is delivered by another means specified in clauses (i) or (iii) herein), or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i) If to Sellers, to:

Triton LuxTopHolding SARL

-3 boulevard de la Foire, L-1528

Luxembourg, Grand Duchy of Luxembourg

Attention : Gonzague de Lhoneux

Email : Gonzague.deLhoneux@apax.com

WP Triton Co-Invest, L.P.

c/o Walkers Corporate Limited

Cayman Corporate Centre

27 Hospital Road, George Town

Grand Cayman KY1-9008, Cayman Islands

Attention : Max Fowinkel and Jan-Ole Gerschefski

Email : Notices@warburgpincus.com

2684343 Ontario Limited

5650 Yonge Street, Suite 1200

Toronto, Ontario M2M 4H5, Canada

Attention : Eric Hargrave

Email : eric_hargrave@otpp.com

CPP Investment Board Private Holdings (4) Inc.

1 Queen Street East, Suite, 2500

Toronto, Ontario M5C 2W5, Canada

Attention : Hafiz Lalani and Pascal Keutgens

Email : hlalani@cppib.com and pkeutgens@cppib.com

With a copy (which shall not constitute notice) to:

Kirkland & Ellis International LLP

30 St Mary Axe

London, EC3A 8AF

United Kingdom

Attention: Rory Mullarkey; Stuart Boyd; Jacob Traff

Email: rmullarkey@kirkland.com; stuart.boyd@kirkland.com;

jacob.traff@kirkland.com

(ii) If to Stockholder, to the address set forth on Schedule 1 hereto.

(b) Certain Interpretations.

(i) The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”

(ii) The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends and not simply “if.”

(iii) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto referenced herein: (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, representations and conditions, both written and oral, among the parties with respect to the subject matter hereof, and (ii) are not intended to confer upon any other person any rights or remedies hereunder.

(d) Assignment. This Agreement (and the rights, interests or obligations hereunder) shall not be assigned by operation of law or otherwise, except that any Seller may assign the rights and delegate its obligations hereunder to an Affiliate to which it assigns its shares of the Company. Subject to the preceding sentence, this Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors and assigns.

(e) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

(f) Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing.

(g) Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(h) Specific Performance and Other Remedies.

(i) Specific Performance. The parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction (and each party hereby waives any requirement for securing the posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity.

(ii) Other Remedies. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

(i) Fees and Expenses. Except as otherwise provided in the Share Purchase Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such expenses. Except for any liability for claims, losses, damages, liabilities or other obligations arising out of the Stockholder’s failure to perform its obligations hereunder, the parties agree that the Stockholder (in its capacity as a stockholder of Purchaser) will not be liable for claims, losses, damages, liabilities or other obligations resulting from or relating to the Share Purchase Agreement, including any breach by Purchaser of the Share Purchase Agreement, and that Purchaser shall not be liable for claims, losses, damages, liabilities or other obligations resulting from or related to the Stockholder’s failure to perform its obligations hereunder.

(j) Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. All claims arising from, under or in connection with this Agreement shall be raised to and exclusively determined by the Delaware Court of Chancery or, if the Delaware Court of Chancery lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if jurisdiction is vested exclusively in the U.S. federal courts, the United States District Court for the District of Delaware, and any appellate court from any thereof. Each party hereby irrevocably submits with regard to any such claim for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of such courts and agrees that it will not bring any claim relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts.

(k) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(l) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(m) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

STOCKHOLDER

Print Stockholder Name

By:
Signature
Name:
Print Name
Title:
If Applicable

Address:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

VIASAT, INC.

By:
Name:	Keven Lippert
Title:	Executive Vice President, Strategic Initiatives and Chief Commercial Officer

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

TRITON LUXTOPHOLDING SARL

By:
Name:	Laurent Thailly
Title:	Authorised signatory

[Signature Page to Voting and Support Agreement]

WP TRITON CO-INVEST, L.P.
By:	Warburg Pincus (Callisto-A) Global Growth (Cayman), L.P., its General Partner
By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its General Partner
By:	Warburg Pincus (Cayman) Global Growth GP LLC, its General Partner
By:	Warburg Pincus Partners Ii (Cayman), L.P., its Managing Member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its General Partner

By:
Name:	David Sreter
Title:	Authorised Signatory

[Signature Page to Voting and Support Agreement]

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By:
Name:	Hafiz Lalani
Title:	Authorized Signatory

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By:
Name:	Pascal Keutgens
Title:	Authorized Signatory

[Signature Page to Voting and Support Agreement]

2684343 ONTARIO LIMITED

By:
Name:	Eric Hargrave
Title:	Authorised Signatory

[Signature Page to Voting and Support Agreement]

Schedule 1

Stockholder Ownership

Purchaser Shares Beneficially Owned: [•]

Purchaser Shares issuable upon the exercise of outstanding options, warrants, restricted stock units, or other rights: [•]

Description of any applicable 10b5-1 Plan: [•]

Exhibit 10.3

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”) is made and entered into as of November 8, 2021 by and among Viasat, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule I hereto and any additional investor that becomes a party to this Agreement in accordance with the terms hereof. Capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Share Purchase Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Company is party to that certain Share Purchase Agreement, dated as of the date hereof (as it may be amended from time to time by the parties thereto, the “Share Purchase Agreement”), by and among the Company and the entities and individuals set forth in Schedule 1 thereto (the “Sellers”), pursuant to which the Sellers will sell to the Company the entire issued and outstanding share capital of Connect Topco Limited, a private company limited by shares and incorporated in Guernsey (the “Target”), in exchange for the right to receive cash consideration and a number of Purchaser Shares as set forth in the Share Purchase Agreement (the “Transaction”), all upon the terms and subject to the conditions set forth in the Share Purchase Agreement.

WHEREAS, as a result of the consummation of the transactions contemplated by the Share Purchase Agreement (the “Closing”), each of the Investor Sellers, each of which is currently a stockholder of the Target, will become a stockholder of the Company and will cease to be a stockholder of the Target.

WHEREAS, in connection with the transactions contemplated by the Share Purchase Agreement, the parties hereto desire to enter into this Agreement, to be effective upon the consummation of the Transaction.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. For purposes of this Agreement:

(a) “Acquisition Proposal” shall mean any proposal, offer, inquiry, indication of interest or expression of intent (whether binding or non-binding, and whether communicated to the Company, the Board or publicly announced to the Company’s stockholders or otherwise) by any Person or Group relating to an Acquisition Transaction.

(b) “Acquisition Transaction” shall mean any transaction or series of related transactions involving: (i) (x) any acquisition (whether direct or indirect, including by way of merger, share exchange, consolidation, business combination or other similar transaction) or purchase from the Company or any of its subsidiaries that would result in any Person or Group Beneficially Owning fifty percent (50%) or more in interest of the total outstanding equity securities of the Company or any of its subsidiaries (measured by voting power or economic interest), or (y) any tender offer, exchange offer or other secondary acquisition that would result in any Person or Group Beneficially Owning fifty percent (50%) or more in interest of the total outstanding equity securities of the Company or any of its subsidiaries (measured by voting power or economic interest), or (z) any merger, consolidation, share exchange, business combination or similar transaction involving the Company or any of its subsidiaries that would result in the stockholders of the Company immediately preceding such transaction (the “Pre-Transaction Stockholders”) Beneficially Owning less than fifty percent (50%) in interest of the total outstanding equity securities in the surviving or resulting entity of such transaction (measured by voting power or economic interest); (ii) any sale, transfer or other disposition of business(es) or assets that constitute fifty percent (50%) or more of the consolidated assets or revenues of the Company; or (iii) any liquidation or dissolution of the Company.

1

(c) “Activist Stockholder” shall mean, as of any date of determination, a Person (other than the Investor Stockholders and their Affiliates) that has, directly or indirectly through its Affiliates, whether individually or as a member of a Group, within the three-year period immediately preceding such date of determination (i) called or publicly sought to call a meeting of the stockholders or other equityholders of any Person not publicly approved (at the time of the first such action) by the board of directors or similar governing body of such Person, (ii) publicly initiated any proposal for action by stockholders or other equityholders of any Person initially publicly opposed by the board of directors or similar governing body of such Person, (iii) publicly sought election to, or to place a director or representative on, the board of directors or similar governing body of a Person, or publicly sought the removal of a director or other representative from such board of directors or similar governing body, in each case which election or removal was not recommended or approved publicly (at the time such election or removal is first sought) by the board of directors or (iv) publicly disclosed any intention, plan or arrangement to do any of the foregoing.

(d) “Affiliate” shall mean, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person. “Affiliate” with respect to the Investor Stockholders shall not include the Company or its subsidiaries. As used in this definition, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(e) “Apax Funds” shall mean (i) Apax IX USD Co-Investment L.P., (ii) Apax IX USD L.P., (iii) Apax IX EUR L.P. and (iv) Apax IX EUR Co-Investment L.P.

(f) “Apax Stockholders” shall mean Triton LuxTopHolding SARL together with its successors and any Permitted Transferee that becomes a party hereto pursuant to Section 3.

(g) “Beneficially Own” shall have the meaning set forth in Rule 13d-3 of the rules and regulations under the Exchange Act.

(h) “Board” shall mean the Board of Directors of the Company.

(i) “Company Competitor” shall mean those competitors of the Company identified on Schedule III to this Agreement.

(j) “Company Organizational Documents” shall mean the Second Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on September 26, 2000, and the Second Amended and Restated Bylaws of the Company, effective as of December 2, 2012, in each case as may be amended, supplemented, restated or otherwise modified from time to time, including pursuant to the Purchaser Charter Amendment to be filed on or prior to the date of the Closing.

(k) “Confidential Information” shall mean all non-public information (irrespective of the form of communication, and irrespective of whether obtained prior to, on or after the date hereof) obtained by or on behalf of the Investor Stockholders or their Representatives from the Company or its Representatives, in connection with the Beneficial Ownership of Purchaser Shares or through the rights granted pursuant to this Agreement, other than information which (i) was or becomes generally available to the public other than as a result of a breach of this Agreement by the Investor Stockholders or their Representatives, (ii) was or becomes available to the Investor Stockholders or their Representatives on a non-confidential basis from a source other than the Company or its Representatives; provided, that the source thereof is not bound by an obligation of confidentiality with respect to such information, (iii) is

2

independently developed by the Investor Stockholders or their Representatives without the use of or reference to any such information that would otherwise be Confidential Information hereunder and (iv) is obtained by, or is available to, an Investor Director in his or her capacity as such and which is not shared with any Investor Stockholder or their Representatives (other than any other Investor Director in his or her capacity as such).

(l) “CPPIB Stockholders” shall mean CPP Investment Board Private Holdings (4) Inc. together with its successors and any Permitted Transferee that becomes a party hereto pursuant to Section 3.

(m) “Director” shall mean a member of the Board of Directors of the Company.

(n) “Excluded Matter” shall mean (i) the issuance of Purchaser Shares in connection with any merger, consolidation or business combination of the Company, (ii) any action, proposal or matter related to Acquisition Proposal, (iii) any action, proposal or matter related to Acquisition Transaction, (iv) any Adverse Effect Matter or (v) the issuance of Purchaser Shares or other securities of the Company (including securities convertible into or exercisable for Purchaser Shares) for which a stockholder vote is required under Nasdaq Rules 5635(a), 5635(b) or 5635(d) or NYSE Rules 312.03(b) or 312.03(c) (or any successor or equivalent provisions).

(o) “Governance Committee” shall mean the Nomination, Evaluation and Corporate Governance Committee of the Board.

(p) “Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder.

(q) “Group Member” shall mean, with respect to any specified Person, any Affiliate of the specified Person that, directly or indirectly, is controlled by, or controls, the specified Person and includes any Person with respect to which the specified Person is a direct or indirect subsidiary.

(r) “Investor Director” shall mean the persons listed on Schedule II hereto, or any other Director collectively designated by the Investor Stockholders in accordance with the terms hereof.

(s) “Investor Stockholder” shall mean any of the Apax Stockholders, CPPIB Stockholders, OTPP Stockholders and Warburg Stockholders.

(t) “Lock-Up Period” shall mean the period beginning on the Closing and ending on the date that is one hundred eighty (180) days after the date of the Closing.

(u) “Necessary Action” shall mean, with respect to a specified result, all actions (to the extent such actions are permitted by law and do not conflict with the terms of this Agreement) reasonably necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to the Purchaser Shares, (ii) executing agreements and instruments, (iii) causing the members of the Board to take such actions (to the extent allowed by Delaware law) and/or (iv) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations, publications or similar actions that are required to achieve such result.

(v) “OTPP Stockholders” shall mean 2684343 Ontario Limited together with its successors and any Permitted Transferee that becomes a party hereto pursuant to Section 3.

3

(w) “Permitted Transferee” shall mean, with respect to any Person, (i) any Affiliate of such Person (provided that any subsequent event, change in circumstance or transaction that would result in such Permitted Transferee no longer being an Affiliate of such Person shall constitute a subsequent Transfer that shall be subject to the requirements of this Agreement), (ii) with respect to any Person that is an investment fund, vehicle or similar entity, any direct or indirect limited partner or investor in such investment fund, vehicle or similar entity (provided, however, that in no event shall any “portfolio companies” (as such term is customarily used in the private equity industry) of any Investor Stockholder or any entity that is controlled by a “portfolio company” of an Investor Stockholder constitute a Permitted Transferee), (iii) in the case of any Person who is an individual, (x) any successor by death or (y) any trust, partnership, limited liability company or similar entity solely for the benefit of such individual or such individual’s spouse or lineal descendants, provided that such individual acts as trustee, general partner or managing member and retains the sole power to direct the voting and disposition of the transferred Purchaser Shares. In no event shall any Prohibited Transferee or any of its Affiliates constitute a Permitted Transferee and (iv) with respect to WP Triton Co-Invest LP, Pretzel Logic BV or any Affiliate thereof (the “WP Transferee”).

(x) “Person” shall mean any individual, corporation, partnership, trust, limited liability company, association or other entity.

(y) “Prohibited Transferee” shall mean any Person who, to the knowledge of the Investor Stockholders, is (i) a Company Competitor, (ii) an Activist Stockholder, (iii) a Person who at the time of such Transfer Beneficially Owns more than five percent (5%) of the then issued and outstanding Purchaser Shares, or (iv) a Person who, immediately following such Transfer, would Beneficially Own more than five percent (5%) of the then issued and outstanding Purchaser Shares; provided, that the foregoing sub-sections (iii) and (iv) shall not apply to any Person that has filed, or has a current obligation to file, a report on Schedule 13G with the SEC in respect of its ownership of any class of equity securities of the Company.

(z) “Significant Holder Period” shall mean the period beginning on the date of the Closing and ending on the first Business Day following the latest of the date on which (i)(x) for purposes of Section 5 only, the Investor Stockholders collectively Beneficially Own a number of Purchaser Shares less than fifteen percent (15)% of the then issued and outstanding Purchaser Shares, or (y) for all other purposes of this Agreement, the Investor Stockholders collectively Beneficially Own a number of Purchaser Shares less than ten percent (10)% of the then issued and outstanding Purchaser Shares, and (ii) the Investor Stockholders no longer have the right, under Section 2(a) of this Agreement, to designate an individual for election to the Board.

(aa) “Standstill Parties” means (i) with respect to the CPPIB Stockholders, the “Direct Private Equity group” of the Canada Pension Plan Investment Board (“CPP Investments”), including any bona fide successor groups of the Direct Private Equity group that result from any of CPP Investments’ internal reorganization or group or department name change, (ii) with respect to the OTPP Stockholders, the “Private Capital group” of the Ontario Teachers’ Pension Plan Board (“OTPPB”), including any bona fide successor groups of the Private Capital group that result from any of OTPPB’s internal reorganization or group or department name change, (iii) with respect to the Warburg Stockholders, the Warburg Funds and (iv) with respect to the Apax Stockholders, the Apax Funds. Notwithstanding anything to the contrary in this Agreement, no “portfolio company” (as such term is customarily used in the private equity industry), of any Investor Stockholder or Standstill Party, or any entity that is controlled by a “portfolio company” of an Investor Stockholder or Standstill Party, shall be a Standstill Party or otherwise subject to Section 5.

4

(bb) “Standstill Period” shall mean the period beginning on the date of the Closing and ending on the date which is the later of (i) the second anniversary of the Closing and (ii) three (3) months following the end of the Significant Holder Period.

(cc) “Warburg Funds” shall mean (i) Warburg Pincus (Callisto) Global Growth (Cayman), L.P., (ii) Warburg Pincus (Europa) Global Growth (Cayman), L.P., (iii) Warburg Pincus Global Growth-B (Cayman), L.P., (iv) Warburg Pincus Global Growth-E (Cayman), L.P., (v) Warburg Pincus Global Growth Partners (Cayman), L.P. and (vi) WP Global Growth Partners (Cayman), L.P.

(dd) “Warburg Stockholders” shall mean WP Triton Co-Invest, L.P. together with its successors and any Permitted Transferee that becomes a party hereto pursuant to Section 3.

2. Board of Directors; Adverse Actions.

(a) Designees.

(i) The Company will take all Necessary Action such that, as of the Closing, the Investor Directors listed in Schedule II (or such persons or replacements as may be approved in accordance with the proviso in Section 2(a)(ii)) shall be appointed to the Board to serve in such classes indicated on Schedule II.

(ii) Subject to the terms and conditions of this Agreement, from and after the date of the Closing, in connection with each annual or special meeting of stockholders of the Company at which any Investor Director is to be elected, re-elected or replaced (each such annual or special meeting, an “Election Meeting”), the Investor Stockholders collectively shall have the right (but not the obligation) to designate for nomination (A) two (2) individuals to the Board during any time that the Investor Stockholders collectively Beneficially Own, and have collectively Beneficially Owned at all times from the date of the Closing through such Election Meeting, at least twenty-five percent (25%) of the then issued and outstanding Purchaser Shares or (B) one (1) individual to the Board during any time that the Investor Stockholders collectively Beneficially Own, and have collectively Beneficially Owned at all times from the date of the Closing through such Election Meeting, at least fifteen percent (15%) of the then issued and outstanding Purchaser Shares (any such nominee under the foregoing clauses (A) and (B), an “Investor Nominee”); provided, however, that (other than with respect to the individuals set forth on Schedule II so long as such individuals have delivered updated director questionnaires to the Company and there have been no material changes from the initial questionnaires delivered to the Company) before any Investor Nominee will be included in the Board’s slate of nominees submitted to the stockholders for election as a member of the Board at the Election Meeting, the Governance Committee must (acting in good faith) consent to his or her nomination, such consent not to be unreasonably withheld. In each case, any individual designated for nomination to the Board by the Investor Stockholders (x) must qualify as “independent” under the rules of any national securities exchange on which the Purchaser Shares are listed (but, for clarity, is not required to be “independent” in accordance with the rules and regulations of the SEC as the same apply to audit committee members) and (y) shall not be a Representative of any Company Competitor or its Affiliates (collectively, (x) and (y) the “Designee Qualifications”).

(iii) In advance of each Election Meeting, the Investor Stockholders shall give written notice (the “Initial Notice”) to the Governance Committee of any Investor Nominees no later than the date that is ninety (90) days before the first anniversary of the date that the Company’s annual proxy for the prior year was first mailed to the Company’s stockholders, which Initial Notice shall include all information regarding any Investor Nominee that is required by applicable law, the Company Organizational Documents, the rules and regulations of the SEC and the listing standards of any national securities exchange on which the Purchaser Shares are listed. For a period of thirty (30) days following the

5

Governance Committee’s receipt of the Initial Notice (the “Initial Review Period”), the Investor Stockholders shall (A) provide, or cause each Investor Nominee to provide, such information about the Investor Nominee as reasonably requested by the Governance Committee and (B) cause each Investor Nominee to be available for interviews and discussions with the Governance Committee as reasonably requested by the Governance Committee.

(iv) If the Governance Committee consents to the nomination of an Investor Nominee by the end of the Initial Review Period, the Company shall take Necessary Action to ensure that: (A) such Investor Nominee is included in the Board’s slate of nominees to the stockholders of the Company for each Election Meeting; and (B) such Investor Nominee is included in the proxy statement prepared by the Company in connection with soliciting proxies for the Election Meeting, and at every adjournment or postponement thereof, and on every action or approval by written resolution of the stockholders of the Company or the Board with respect to the election of members of the Board in lieu of an Election Meeting. The Company shall use its reasonable best efforts to cause the election of such individual to the Board; provided, that, the Company shall not be required, pursuant to this sentence, to use any greater standard of efforts than the Company utilizes with respect to the election of its director nominees other than the Investor Nominees.

(v) If the Governance Committee (acting in good faith) does not provide its consent to the nomination of an Investor Nominee, then the Investor Stockholders shall have the right to designate an alternative person to be nominated for election by the Board (the “Alternate Nominee”) by giving written notice to the Company within fifteen (15) days after the expiration of the Initial Review Period, which notice shall include all information regarding the Alternate Nominee that is required by applicable law, the Company Organizational Documents, the rules and regulations of the SEC and the listing standards of any national securities exchange on which the Purchaser Shares are listed. For a period of fifteen (15) days from the date of receipt of the Investor Stockholders’ written notice proposing the Alternate Nominee (the “Second Review Period”), the Investor Stockholders will (A) provide such additional information about the Alternate Nominee as reasonably requested by the Governance Committee and (B) cause the Alternate Nominee to be available for interviews and discussions with the Governance Committee.

(vi) If the Governance Committee consents to the nomination of an Alternate Nominee by the end of the Second Review Period, the Company shall take Necessary Action to ensure that: (A) such Alternate Nominee is included in the Board’s slate of nominees to the stockholders of the Company for each Election Meeting; and (B) such Alternate Nominee is included in the proxy statement prepared by the Company in connection with soliciting proxies for the Election Meeting, and at every adjournment or postponement thereof, and on every action or approval by written resolution of the stockholders of the Company or the Board with respect to the election of members of the Board in lieu of an Election Meeting. If the Governance Committee (acting in good faith) does not provide its consent to the Alternative Nominee within fifteen (15) days of the end of the Second Review Period, then the process for the Alternative Nominee contemplated by this Section 2(a)(vi) shall be repeated (mutantis mutandis) until a designee of the Investor Stockholders is appointed as the Investor Director.

(vii) The Company shall cooperate in good faith with the Investor Stockholders to identify and pre-clear Investor Nominees and Alternate Nominees, as the case may be, in advance of deadlines contained herein and take such other actions as reasonably requested by the Investor Stockholders to assist the Investor Stockholders in submitting Investor Nominees or Alternate Nominees, as the case may be, who may obtain the requisite consent required by the Governance Committee.

(b) Removal; Resignation. No Investor Director may be removed from the Board other than for cause unless such removal is directed or approved by the Investor Stockholders, other than

6

the removal of any Investor Directors in excess of the number of Investor Nominees the Investor Stockholders are then entitled to designate pursuant to Section 2(a)(ii) if the Investor Stockholders fail to promptly remove such Investor Directors from office. Any Investor Director may resign at any time upon notice to the Company. If the Investor Stockholders notify the Company that the Investor Stockholders desire to remove such Investor Director previously designated by the Investor Stockholders, with or without cause, then the parties shall take Necessary Action to cause such removal of such Investor Director, including voting all Purchaser Shares in favor of, or executing a written consent authorizing, such removal. If at any time the number of Investor Directors serving on the Board exceeds the number of Investor Nominees that Investor Stockholders are then entitled to designate pursuant to Section 2(a)(ii), then unless otherwise requested by the Board by action of the non-Investor Directors (and consented to by the Investor Stockholders), the Investor Stockholders shall use their respective reasonable best efforts to promptly remove from office or cause to resign such number of Investor Director(s) as they are no longer entitled to designate.

(c) Vacancies.

(i) In the event (x) that a vacancy is created on the Board at any time by the death, disability, retirement, resignation or removal of any Investor Director or (y) any Investor Nominee fails to be elected to the Board at any annual or special meeting of the stockholders of the Company at which such Investor Nominee stood for election but was nevertheless not elected, the Company shall provide notice of the same to the Investor Stockholders within ten (10) days of such vacancy or failure to be elected. Unless the Investor Stockholders are not entitled to designate an Investor Nominee pursuant to Section 2(a)(ii), the Investor Stockholders collectively shall be entitled to designate another Investor Nominee (to be appointed to the same class as the vacancy or to which the non-elected Director was to be appointed, as applicable) by giving written notice to the Governance Committee within thirty (30) days of the date the Investor Stockholders receive such notification of the vacancy or failure to be elected from the Company (the “Initial Replacement Review Period”), such notice to the Company to include all information regarding the proposed successor that is required by applicable law, the Company Organizational Documents, the rules and regulations of the SEC and the listing standards of any national securities exchange on which the Purchaser Shares are listed, provided, however, that, before such successor will be appointed to fill such vacancy, the Governance Committee of the Board must (acting in good faith) consent to his or her appointment, such consent not to be unreasonably withheld. Any successor that is appointed pursuant to this Section 2(c) shall have the right to serve until his or her class is up for re-election, or until his or her successor is elected and duly qualified. If the Governance Committee (acting in good faith) does not provide its consent within the Initial Replacement Review Period, then the Investor Stockholders collectively shall have the right to designate an alternative person (the “Alternative Replacement Nominee”) by giving written notice to the Company within fifteen (15) days after the expiration of the Initial Replacement Review Period, which notice shall include all information regarding the Alternate Replacement Nominee that is required by applicable law, the Company Organizational Documents, the rules and regulations of the SEC and the listing standards of any national securities exchange on which the Purchaser Shares are listed. If the Governance Committee (acting in good faith) does not provide its consent (not to be unreasonably withheld) to the Alternative Replacement Nominee within thirty (30) days of receipt of his or her designation from the Investor Stockholders, then the process for designating another Alternative Replacement Nominee contemplated by this Section 2(c)(ii) shall be repeated (mutantis mutandis) until a designee of the Investor Stockholders is appointed as the replacement Director.

(ii) If at any time the Investor Stockholders have designated fewer than the total number of individuals that the Investor Stockholders are then entitled to designate pursuant to Section 2(a), the Investor Stockholders shall have the right (but not the obligation) to designate such number of additional individuals meeting the Designee Qualifications that the Investor Stockholders are entitled to designate, in which case, any individuals nominated by or at the direction of the Board or the Governance

7

Committee for election as Directors to fill any vacancy or newly created directorships on the Board shall, subject to approval of such designees by the Governance Committee (acting in good faith) (such approval not to be unreasonably withheld), include such designees, and the Company shall take all Necessary Action to effect the election of such additional designees, whether by increasing the size of the Board, causing the election of such additional designees to fill any vacancies, or otherwise.

(d) Committees. For so long as the Investor Stockholders have the ability pursuant to Section 2(a) to designate for nomination at least one (1) Investor Nominee, the Investor Stockholders shall have, to the extent permitted by applicable law, subject to the rules of any national securities exchange on which the Purchaser Shares are listed and in compliance with all other applicable laws, rules and regulations, and subject to the requirements of the Company Organizational Documents, the right, but not the obligation, to designate (i) one Investor Director to serve on the Compensation and Human Resource Committee (or any successor committee) and (ii) one Investor Director to serve on at least one (1) other standing committee of the Board (the “Additional Committee(s)”), provided, that such Additional Committee(s) shall be determined as recommended by the Governance Committee and approved by a majority of the Directors, other than the Investor Directors.

(e) Expenses; D&O Insurance. Any Director who is nominated pursuant to the terms of this Agreement shall be entitled to (i) the same fees and compensation that are paid to other non-employee Directors for their service on the Board or service on any standing committee of the Board to which such Director is appointed (but excluding any additional fees and compensation paid to a non-employee Director in his or her capacity as the chairperson of the Board or of any committee thereof), (ii) the same reimbursement for reasonable travel and other expenses paid to other non-employee Directors incurred in connection with his or her duties as a Director, including any service on any committee of the Board, and (iii) the same indemnification and exculpation rights provided to other non-employee Directors, and the Company shall maintain in full force and effect directors’ and officers’ liability insurance to the same extent it indemnifies and provides insurance for other non-employee Directors.

(f) Adverse Actions. The Company shall not amend its Company Organizational Documents, each in effect as of the date of the Share Purchase Agreement, in any manner that would (i) materially, disproportionately and adversely affect the rights of any Investor Stockholders thereunder (in its capacity as a stockholder of the Company) or the Investor Stockholders collectively (in their capacity as stockholders of the Company), it being understood that any amendment that applies to all holders of common stock of the Company proportionately shall be permitted under this clause (i), or (ii) adversely affect the rights of the Investor Stockholders hereunder (each of (i) and (ii), the “Adverse Effect Matters”).

8

3. Transfers of Purchaser Shares. The right of the Investor Stockholders to directly or indirectly, in any single transaction or series of related transactions, sell, assign, convey, gift, distribute, dispose, pledge, hypothecate, encumber or otherwise transfer (or enter into any contract, understanding or other obligation regarding the future sale, assignment, conveyance, gift, pledge, distribution, disposition, pledge, hypothecation, encumbrance or transfer of) (each, a “Transfer”) any Purchaser Shares, whether voluntary or involuntary or by operation of law, including the entry into any swap or any contract, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Purchaser Shares or interest in Purchaser Shares, whether any such swap, contract, transaction or series of transactions is to be settled by delivery of Purchaser Shares, in cash or otherwise, is subject to the restrictions set forth in this Section 3. Any attempted Transfer in violation of this Agreement shall be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the Transfer restrictions set forth in this Agreement, and shall not be recorded on the stock transfer books of the Company or any local custodian or transfer agent.

(a) Lock-Up. Until the expiration of the Lock-Up Period, no Investor Stockholder shall, directly or indirectly, in any single transaction or series of related transactions, Transfer any Purchaser Shares without the prior written consent of the Company, other than the following Transfers (each, a “Lock-Up Period Permitted Transfer”):

(i) a Transfer of Purchaser Shares in response to a tender or exchange offer by any Person or a merger, stock sale, consolidation or other business combination of the Company, in each case, that has been approved or recommended by the Board;

(ii) a Transfer of Purchaser Shares to the Company or a subsidiary of the Company;

(iii) a Transfer of Purchaser Shares to a Permitted Transferee, provided, that such Permitted Transferee, to the extent it has not already done so, executes a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company, in which such Permitted Transferee agrees to be bound by the terms of this Agreement as if such Permitted Transferee was an original party hereto;

(iv) a Transfer in connection with a margin loan or other similar arrangement and any Transfer in connection with any foreclosures on any pledge relating to a margin loan (or Transfers subsequent to such foreclosure); and

(v) a Transfer required by law.

(b) Other Transfer Restrictions. Following the Lock-Up Period each Investor Stockholder shall be entitled to Transfer any of its Purchaser Shares in its sole discretion, provided, that, during the Significant Holder Period, an Investor Stockholder shall not, directly or indirectly, in any single transaction or series of related transactions, Transfer any Purchaser Shares:

(i) to a Permitted Transferee that is an Affiliate of an Investor Stockholder or is the WP Transferee, unless such Permitted Transferee, to the extent it has not already done so, executes a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company, in which such Permitted Transferee agrees to be bound by the terms of this Agreement as if such Permitted Transferee was an original party hereto;

(ii) other than in accordance with all applicable laws; or

9

(iii) to a Prohibited Transferee or any known (to the Investor Stockholder) Affiliate thereof; provided, that such restriction shall not apply to Transfers (A) into the public market pursuant to the registration rights contained in the Registration Rights Agreement, (B) through a bona fide sale into the public market without registration effectuated pursuant to Rule 144 under the Securities Act or any other applicable exemption from registration, or (C) in connection with a merger, tender offer or exchange offer or other business combination or similar transaction or any change of control transaction involving the Company (such permitted Transfers, collectively, an “Excluded Transfer”).

(c) Legend. In addition to any legends required by applicable law, each certificate (if any) or book-entry position representing the Purchaser Shares held by the Investor Stockholders shall bear a legend substantially in the following form (or equivalent form for book-entry shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE IF PROHIBITED BY THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT.”

Notwithstanding the foregoing, upon the request of the applicable Investor Stockholder, in connection with any Transfer of Purchaser Shares in accordance with the terms of this Agreement, the Company shall promptly cause the legend (or notation) to be removed upon such Transfer if such restrictions would not be applicable following such Transfer.

(d) Stop Transfer Instructions. The Investor Stockholders agree and consent to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the Transfer of Purchaser Shares except in compliance with the foregoing restrictions.

4. Standstill.

(a) Standstill Restriction. During the Standstill Period, (x) the Investor Stockholders (other than the CPPIB Stockholders) shall not, directly or indirectly, and (y) the Investor Stockholders (including, for clarity, the CPPIB Stockholders) shall cause their applicable Standstill Parties directly or indirectly not to, in each case without the prior written consent of, or waiver by, the Company:

(i) subject to Section 4(b), acquire, offer or seek to acquire or agree to acquire, by purchase or otherwise, any Purchaser Shares or direct or indirect rights to acquire any Purchaser Shares or any securities convertible into, or exercisable or exchangeable for, Purchaser Shares (unless such transaction is approved or affirmatively recommended by the Board);

(ii) offer, or seek to acquire, or participate in any acquisition of assets or business of the Company and its subsidiaries;

(iii) make any public announcement or public offer with respect to any acquisition, merger, business combination, recapitalization, reorganization or other similar extraordinary transaction involving the Company or any of its subsidiaries (unless such transaction is approved or affirmatively recommended by the Board);

(iv) conduct, fund or otherwise become a participant in any “tender offer” (as such term is used in Regulation 14D under the Exchange Act) involving Purchaser Shares or any securities

10

convertible into, or exercisable or exchangeable for, Purchaser Shares, in each case not approved by the Board;

(v) otherwise act in concert with others to seek to control or influence the management or policies of the Company or its subsidiaries; provided that nothing in this Section 4(a) shall preclude any Investor Director from engaging in any activities in his or her capacity as such designated director or prohibit or restrict any Investor Stockholder from voting (including by written consent) in accordance with Section 5 (including voting on any Excluded Matter in its sole discretion);

(vi) make or participate in (or knowingly encourage) any “solicitation” of “proxies” (as such terms are defined in Regulation 14A as promulgated by the SEC), or otherwise knowingly advise or influence any Person with respect to the voting of any securities of the Company or its subsidiaries;

(vii) call or seek to call a meeting of stockholders of the Company or initiate a stockholder proposal or meeting agenda item for action of the Company’s stockholders, or, except as contemplated by Section 2, seek election or appointment to or to place a representative on the Board or seek the removal of any Director from the Board;

(viii) form, join, become a member or otherwise participate in a Group (other than with any of its Group Members or any other Investor Stockholder) with respect to the voting securities of the Company or any of its subsidiaries;

(ix) deposit any Purchaser Shares in a voting trust or similar contract or subject any Purchaser Shares to any voting agreement, pooling arrangement or similar arrangement or contract, or grant any proxy with respect to any Purchaser Shares (in each case, other than (A) in accordance with Section 5 or (B) otherwise to the Company or a Person specified by the Company in a proxy card (paper or electronic) provided to stockholders of the Company by or on behalf of the Company);

(x) publicly make any proposal or publicly disclose any plan, or cause or direct any of their directors, officers, employees or agents to publicly make any proposal or publicly disclose any plan on their behalf, inconsistent with the foregoing restrictions;

(xi) knowingly take any action or cause or direct any of their directors, officers, employees or agents to take any action on their behalf, that would reasonably be expected to require the Company or any of its subsidiaries to publicly disclose any of the foregoing actions or the possibility of a business combination, merger or other type of transaction or matter described in this Section 4(a);

(xii) knowingly advise, assist, arrange or otherwise enter into any discussions or arrangements with any third party in furtherance of any of the foregoing; or

(xiii) directly or indirectly, contest the validity of any provision of this Section 4(a) (including this subclause) (whether by legal action or otherwise).

(b) Standstill Exceptions. Notwithstanding anything herein to the contrary, the prohibitions in Section 4(a) shall not apply to the activities of the Investor Stockholders (to the extent prohibited by Section 4(a)) or any Standstill Party in connection with:

(i) acquisitions made as a result of a stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change approved or recommended by the Board; or

11

(ii) acquisitions made in connection with a transaction or series of related transactions in which any of the Investor Stockholders or any of their Group Members acquires a previously unaffiliated business entity that Beneficially Owns Purchaser Shares or any securities convertible into, or exercisable or exchangeable for, Purchaser Shares, at the time of the consummation of such acquisition.

(c) Standstill Termination. Notwithstanding anything herein to the contrary, the prohibitions in Section 4(a) shall immediately terminate, and the Investor Stockholders (to the extent prohibited by Section 4(a)) and the Standstill Parties may engage in any of the activities specified in Section 4(a), in the event that:

(i) the Company publicly announces that it has entered into an agreement with any Person or Group which provides for (A) the acquisition by such Person or Group of more than fifty percent (50%) of the outstanding Purchaser Shares or all or a majority of the assets of the Company or (B) any merger, consolidation or similar business combination, including as a result of a stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, involving the Company and such Person or Group (each, a “Third Party Acquisition”);

(ii) the Board recommends that stockholders of the Company tender their shares or vote in favor of a Third Party Acquisition; or

(iii) any Person or Group (A) acquires Beneficial Ownership of more than fifty percent (50%) of the outstanding Purchaser Shares, (B) makes an offer which if fully subscribed would result in such Person or Group acquiring Beneficial Ownership of more than fifty percent (50%) of the outstanding Purchaser Shares, or (C) publicly announces an intention to engage in a Third Party Acquisition, and, in the case of clause (B) or (C), the Company does not, within ten (10) Business Days of public announcement thereof by such Person or Group, publicly oppose and/or recommend to its stockholders that they not accept such offer or support such Third Party Acquisition.

5. Voting Agreement.

(a) Voting. During the Significant Holder Period, the Investor Stockholders shall cause all of the Purchaser Shares that are Beneficially Owned by them or over which they have voting control to be voted at any meeting of the stockholders of the Company called for such purpose or in any action by written consent of the stockholders for such purpose:

(i) in favor of all those persons nominated and recommended to serve as directors of the Company by the Board or any applicable committee thereof; and

(ii) with respect to any other action, proposal or matter to be voted on by the stockholders of the Company, other than any Excluded Matter, in accordance with the recommendation of the Board or any applicable committee thereof (all such actions, proposals and matters under the foregoing clauses (i) and (ii), the “Company Proposals”).

(b) Proxy. During the Significant Holder Period, with respect to any Company Proposal that the Investor Stockholders are required to vote on in accordance with Section 5(a), each Investor Stockholder shall cause each Purchaser Share owned by it or over which it has voting control to be voted by completing the proxy forms distributed by the Company, and not by any other means. Each Investor Stockholder shall use its reasonable best efforts to deliver the completed proxy form to the Company no later than ten (10) Business Days prior to the date of such meeting of the Company’s stockholders. Upon the written request of the Company, each Investor Stockholder hereby agrees to use its reasonable best efforts to take such further action or execute such other instruments as may be reasonably

12

necessary to effectuate the intent of this Section 5. In furtherance of the foregoing (but limited, in each case, to the Company Proposals during the Significant Holder Period), in order to secure each Investor Stockholder’s obligation to vote its Purchaser Shares in accordance with Section 5(a), each Investor Stockholder irrevocably appoints the Company as its true and lawful proxy and attorney-in-fact, with full power of substitution to (i) vote and exercise all voting, consent and similar rights of such Investor Stockholder with respect to any Company Proposals that the Investor Stockholders are required to vote on in accordance with Section 5(a), and (ii) execute and deliver on behalf of such Investor Stockholder all resolutions, consents and other instruments necessary or advisable in connection with any Company Proposals that the Investor Stockholders are required to vote on in accordance with Section 5(a), provided, that the Company may exercise the irrevocable proxy and power of attorney granted to it with respect to an Investor Stockholder pursuant to this Section 5(b) only at those times such Investor Stockholder has been provided notice of a Company Proposal that the Investor Stockholders are required to vote on in accordance with Section 5(a) and fails to comply with the provisions of this Section 5. The proxies and powers granted by each Investor Stockholder pursuant to this Section 5(b) are coupled with an interest and are given to secure the performance of each Investor Stockholder’s obligations and duties under this Section 5. Such proxies and powers shall be irrevocable with respect to each Investor Stockholder during the Significant Holder Period, and shall survive the bankruptcy or dissolution of such Investor Stockholder and the subsequent holders of its Purchaser Shares.

(c) Restrictions on Other Agreements. During the Significant Holder Period, no Investor Stockholder shall grant any proxy or enter into or agree to be bound by any voting trust with respect to the Purchaser Shares nor shall any Investor Stockholder enter into any other agreements or arrangements of any kind with any Person with respect to the Purchaser Shares on terms which conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreements or arrangements are with other stockholders of the Company that are not parties to this Agreement or otherwise).

6. Confidentiality. In furtherance of and not in limitation of any other similar agreement any of the Investor Stockholders or any of their Affiliates or their respective Representatives may have with the Company or its subsidiaries, each Investor Stockholder hereby agrees that (i) all Confidential Information with respect to the Company and its subsidiaries and its and their respective businesses, finances and operations shall be kept confidential by such Investor Stockholder and its Representatives and shall not be disclosed by any such Person in any manner whatsoever, except as permitted by this Agreement, and (ii) it shall not use any such Confidential Information for any purpose other than in connection with evaluating or reviewing its existing direct or indirect investment in the Company and its subsidiaries, including in connection with the disposition thereof. Any Confidential Information may be disclosed:

(a) by such Investor Stockholder to (i) each other Investor Stockholder, (ii) any of its Affiliates or (iii) its or their respective Representatives, in each case, solely if and to the extent any such Affiliate or Representative needs to be provided such Confidential Information to assist the Investor Stockholder in evaluating or reviewing its existing direct or indirect investment in the Company and its subsidiaries, including in connection with the disposition thereof, and each such Affiliate or Representative of such Investor Stockholder shall be deemed to be bound by the provisions of this Section 6 and such Investor Stockholder shall be responsible for any breach of this Section 6 by any such Affiliate or Representative;

(b) by such Investor Stockholder or any of its Representatives to the extent the Company consents in writing;

(c) by such Investor Stockholder or any of its Representatives to a bona fide potential transferee (so long as such Transfer is permitted hereunder); provided, that such transferee agrees to be bound by the provisions of this Section 6 (or a confidentiality agreement with the Company having

13

restrictions substantially similar to (and no less restrictive than) this Section 6) and such Investor Stockholder shall be responsible for any breach of this Section 6 (or such confidentiality agreement) by any such transferee; and

(d) by such Investor Stockholder or its Affiliates or its or their respective Representatives to the extent that such Investor Stockholder, Affiliate or Representative has received advice from its legal counsel (which may include internal legal counsel) that it is required to do so to comply with applicable law or legal process or any request by or from any Governmental Entity or the rules of any securities exchange; provided, that prior to making such disclosure, such Person uses its reasonable best efforts to preserve the confidentiality of the Confidential Information to the extent permitted by applicable law, including (i) consulting with the Company regarding such disclosure and (ii) if requested by the Company, assisting the Company, at the Company’s expense, in seeking a protective order to limit the scope of or prevent the requested disclosure; provided, further, that (a) such consultation and assistance shall not be required in the event of a general regulatory inquiry of an Investor Stockholder or its Affiliates or Representatives that is not targeted at the Confidential Information and (b) such Investor Stockholder, Affiliate or Representative uses its reasonable best efforts to disclose only that portion of the Confidential Information as is requested by the applicable Governmental Entity or as is, based on the advice of its outside counsel, legally required or compelled.

7. Corporate Opportunities. Notwithstanding anything to the contrary herein:

(a) To the fullest extent permitted by applicable law, the Company, on behalf of itself and each of its subsidiaries, hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate (or analogous) or business opportunity for any Investor Stockholder, any of its Affiliates, any of the investment funds or vehicles associated with any Investor Stockholders or any of its Affiliates or any of the Investor Directors (collectively, “Identified Persons” and, individually, an “Identified Person”) and the Company or any of its Affiliates; provided, that, the Company does not renounce any interest or expectancy it may have in any corporate (or analogous) or business opportunity that is expressly offered to such Investor Director solely in his or her capacity as a Director. In the event that any Identified Person acquires knowledge of a potential transaction or other corporate (or analogous) or business opportunity which may be a corporate (or analogous) or business opportunity for itself, herself or himself and the Company or any of its Affiliates, such Identified Person shall have no duty to communicate, offer or otherwise make available such transaction or other corporate (or analogous) or business opportunity to the Company or any of its Affiliates and shall not be liable to the Company or its stockholders or to any Affiliate of the Company for breach of any purported fiduciary duty solely by reason of the fact that such Identified Person pursues or acquires such corporate (or analogous) or business opportunity for itself, herself or himself, or offers or directs such corporate (or analogous) or business opportunity to another Person (including any Identified Person).

(b) The Company, on behalf of itself and each of its subsidiaries, (i) acknowledges that the Identified Persons may now own, may continue to own, and from time to time may acquire and own, investments in one or more other entities (each such entity, a “Related Company” and all such entities, collectively, “Related Companies”) that are direct competitors of, or that otherwise may have interests that do or could conflict with those of, the Company or any of its subsidiaries, and (ii) agrees that (A) the enjoyment, exercise and enforcement of the rights, interests, privileges, powers and benefits granted or available to the Identified Persons under this Agreement shall not be in any manner reduced, diminished, affected or impaired, and the obligations of the Identified Persons under this Agreement (if any) shall not be in any manner augmented or increased, by reason of any act, circumstance, occurrence or event arising from or in any respect relating to (x) the ownership by an Identified Person of any interest in any Related Company, (y) the affiliation of any Related Company with an Identified Person or (z) any action taken or omitted by any Related Company or an Identified Person in respect of any Related Company, (B) other

14

than as specifically provided in this Agreement, none of the duties imposed on an Identified Person, whether by contract or law, do or shall limit or impair the right of any Identified Person lawfully to compete with the Company or any of its subsidiaries as if the Identified Persons were not a party to this Agreement, and (C) the Identified Persons are not and shall not be obligated to disclose to the Company or any of its subsidiaries any information related to their respective businesses or to refrain from or in any respect to be restricted in competing against the Company or any of its subsidiaries in any such business or as to any such opportunities.

(c) Nothing in this Section 7 shall be construed to limit or waive any right of the Company or any of its subsidiaries pursuant to any express written agreement between the Company and/or one or more of its subsidiaries, on the one hand, and any Identified Persons, on the other hand, or to abrogate or reduce any non-waivable fiduciary duties of any Investor Director under applicable law.

8. Miscellaneous.

(a) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to Transfers permitted under Section 3, the Investor Stockholders may not, directly or indirectly, assign any of their rights or delegate any of their obligations under this Agreement, by operation of law or otherwise, without the prior written consent of the Company. Any purported direct or indirect assignment in violation of this Section 8(a) shall be void and of no force or effect.

(b) Effectiveness; Termination. This Agreement (other than this Section 8) shall not be effective until the date of the Closing. In the event the Share Purchase Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. This Agreement shall terminate and be of no further force and effect upon the earlier of (i) the written agreement of the Company and the Investor Stockholders holding a majority of the Purchaser Shares then held by all Investor Stockholders to terminate this Agreement and (ii) such time following the Standstill Period as the Investor Stockholders no longer have the right to nominate any Investor Nominees hereunder; provided in each case that such termination shall not release any party of any liability for any breach of this Agreement occurring prior to such termination.

(c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) of transmission by email or facsimile (provided in the case of email or facsimile, that a copy is delivered by another means specified in clauses (i) or (iii) herein), or (iii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i) If to the Company, to:

Viasat, Inc.

6155 El Camino Real, Carlsbad, California 92009-1602

United States of America

Attention: Robert Blair and Paul Castor

Email: robert.blair@viasat.com and paul.castor@viasat.com

15

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

12670 High Bluff Drive

San Diego, CA 92130

Attention: Craig M. Garner

Email: craig.garner@lw.com

(ii) If to an Investor Stockholder, to the address set forth on the signature page hereto.

(d) Certain Interpretations.

(i) The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”

(ii) The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends and not simply “if.”

(iii) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(e) Entire Agreement. This Agreement including any Schedules hereto: (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, representations and conditions, both written and oral, among the parties with respect to the subject matter hereof, and (ii) are not intended to confer upon any other Person any rights or remedies hereunder; provided, however, that each of the Identified Persons and Related Parties are intended third party beneficiaries of Sections 7 and 8(o), respectively, and may directly enforce each of the covenants and agreements of the Company owed to such Person in such sections.

(f) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the Company and each of the Investor Stockholders; provided, however, that Schedule I to this Agreement may be amended at any time by the Company to add as a party hereto any Person that acquires any Purchaser Shares in compliance with the terms of this Agreement and executes a supplemental signature page; provided, further, that Schedule I to this Agreement shall be updated upon the Closing as provided herein to set forth the number of Purchaser Shares that each Investor Stockholder Beneficially Owns immediately following the Closing. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(g) Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing.

(h) Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

16

(i) Specific Performance and Other Remedies.

(i) Specific Performance. The parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction (and each party hereby waives any requirement for securing the posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity.

(ii) Other Remedies. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

(j) Fees and Expenses. Except as otherwise provided in the Share Purchase Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such expenses.

(k) Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. All claims arising from, under or in connection with this Agreement shall be raised to and exclusively determined by the Delaware Court of Chancery or, if the Delaware Court of Chancery lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if jurisdiction is vested exclusively in the U.S. federal courts, the United States District Court for the District of Delaware, and any appellate court from any thereof. Each party hereby irrevocably submits with regard to any such claim for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of such courts and agrees that it will not bring any claim relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts.

(l) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(m) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(n) Acknowledgement. Each of the parties hereby acknowledges and agrees that the Investor Stockholders are acting independently of each other and nothing herein, or in the Share Purchase Agreement or any of the ancillary agreements to be entered into in connection therewith, shall be deemed to create any agreement, arrangement or understanding between or among any of the Apax Stockholders, CPPIB Stockholders, OTPP Stockholders and Warburg Stockholders. All agreements hereunder of the Apax Stockholders are between the Apax Stockholders and the Company, all agreements of the CPPIB Stockholders are between the CPPIB Stockholders and the Company, all agreements of the OTPP

17

Stockholders are between the OTPP Stockholders and the Company, and all agreements of the Warburg Stockholders are between the Warburg Stockholders and the Company.

(o) No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain Investor Stockholders may be partnerships, limited liability companies, corporations or other entities, each party hereto covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered by any Person pursuant hereto shall be had against any of the Investor Stockholders or any of their respective Affiliates, or any of the foregoing’s former, current or future direct or indirect equity holders, controlling Persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case, other than each party hereto or any of its respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of any party hereto or any of its respective assignees under this Agreement or any documents or instruments delivered by any Person pursuant hereto for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, that nothing in this Section 8(o) shall relieve or otherwise limit the liability of any party hereto or any of its respective assignees for any breach or violation of its obligations under this Agreement.

(p) Several Obligations. Notwithstanding anything to the contrary herein, the obligations of each Investor Stockholder under this Agreement are several (and not joint or joint and several). No claim may be made against any Investor Stockholder in respect of any breach of this Agreement by any other Investor Stockholder.

(q) WP Transferee. If the WP Transferee is transferred, directly or indirectly, shares in Connect Topco Limited prior to the Closing, the Warburg Stockholders will cause the WP Transferee to, concurrently with such transfer, execute a joinder as contemplated by Section 3(a)(iii).

(r) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

[Remainder of Page Intentionally Left Blank]

18

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

VIASAT, INC.

By:	/s/ Keven Lippert
Name: Keven Lippert
Title:	Executive Vice President, Strategic Initiatives and Chief Commercial Officer

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

TRITON LUXTOPHOLDING SARL

By:	/s/ Laurent Thailly

Name: Laurent Thailly
Title: Authorised signatory

Address:
33 Jermyn Street
London SW1Y 6DN
Attn: Gonzague de Lhoneux

Email: gonzague.delhoneux@apax.com

[Signature Page to Stockholders Agreement]

WP TRITON CO-INVEST, L.P.

By:	Warburg Pincus (Callisto-A) Global Growth (Cayman), L.P., its General Partner

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its General Partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its General Partner

By:	Warburg Pincus Partners Ii (Cayman), L.P., its Managing Member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its General Partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

Address:
c/o Warburg Pincus LLC 450 Lexington Avenue
New York, New York 10017

Email: notices@warburgpincus.com

[Signature Page to Stockholders Agreement]

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By:	/s/ Hafiz Lalani
Name: Hafiz Lalani
Title: Authorized Signatory

Address:
CPP Investment Board Private Holdings (4) Inc. One Queen Street East Suite 2500, P.O. Box 101
Toronto, Ontario M5C 2W5 Canada

Email: hlalani@cppib.com

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By:	/s/ Pascal Keutgens
Name: Pascal Keutgens
Title: Authorized Signatory

Address:
CPP Investment Board Private Holdings (4) Inc. One Queen Street East Suite 2500, P.O. Box 101
Toronto, Ontario M5C 2W5 Canada

Email: pkeutgens@cppib.com; legalnotices@cppib.com

[Signature Page to Stockholders Agreement]

2684343 ONTARIO LIMITED

By:	/s/ Eric Hargrave
Name:	Eric Hargrave
Title:	Authorised Signatory

Address:
5650 Yonge Street, Suite 1200 Toronto, Ontario
M2M 4H5 Canada

Email: eric.hargrave@otpp.com; law_emea@otpp.com

[Signature Page to Stockholders Agreement]

SCHEDULE I

INVESTOR STOCKHOLDERS

APAX STOCKHOLDERS:

Name	Initial Apax Shares
Triton LuxTopHolding SARL	[•]

CPPIB STOCKHOLDERS:

Name	Initial CPPIB Shares
CPP Investment Board Private Holdings (4) Inc.	[•]

OTPP STOCKHOLDERS:

Name	Initial OTPP Shares
2684343 Ontario Limited	[•]

WARBURG STOCKHOLDERS:

Name	Initial Warburg Shares
WP Triton Co-Invest, L.P.	[•]

SCHEDULE II

INITIAL INVESTOR DIRECTORS

1.

Such individual to be named by the Investor Directors and approved by the Company in writing (such approval not to be unreasonably withheld, conditioned or delayed) prior to Closing to serve as a Class III Director with an initial term expiring at the Company’s 2023 annual meeting of stockholders

2.	Andrew Sukawaty to serve as a Class I Director with an initial term expiring at the Company’s 2024 annual meeting of stockholders

Exhibit 99.1

Viasat and Inmarsat to Combine, Creating a New Leading Global Communications

Innovator

•	Accelerates Availability and Customer Choice for Broadband and IoT Services in Highly Competitive, Fragmented Global Markets

•	Complementary Resources and Assets Create New Opportunities for Enhanced Growth and Innovation in Multi-band, Multi-orbit, Hybrid Space and Terrestrial Networks

•	Increased Financial Strength and Resiliency Expected to Provide a Solid Foundation for Innovation and Capital Investment with Enhanced Free Cash Flow

CARLSBAD, Calif., and LONDON, November 8, 2021 — Viasat Inc., (NASDAQ: VSAT), a global communications company, and Inmarsat, a leading provider of global mobile satellite communications services, today announced they have entered into a definitive agreement under which Viasat will acquire Inmarsat in a transaction valued at $7.3 billion, comprised of $850.0 million in cash, approximately 46.36 million shares of Viasat common stock valued at $3.1 billion based on the closing price on Friday November 5, 2021, and the assumption of $3.4 billion of net debt.

The combination will create a leading global communications innovator with enhanced scale and scope to affordably, securely and reliably connect the world. The complementary assets and resources of the new organization will enable the availability of advanced new services in mobile and fixed segments, driving greater customer choice in broadband communications and narrowband services (including the Internet of Things or “IoT”).

The combined company intends to integrate the spectrum, satellite and terrestrial assets of both companies into a global high-capacity hybrid space and terrestrial network, capable of delivering superior services in fast-growing commercial and government sectors. This advanced architecture will create a framework incorporating the most favorable characteristics of multi-band, multi-orbit satellites and terrestrial air-to-ground systems that can deliver higher speeds, more bandwidth, greater density of bandwidth at high demand locations like airport and shipping hubs and lower latency at lower cost than either company could provide alone.

Both companies have proven track records of product and service innovation. Viasat has advanced North American residential and aviation connectivity and defense communications with technology and business models embraced by customers. Viasat is also recognized for driving change through its pioneering ultra-high-capacity satellite technology, which has delivered superior value at attractive, affordable economics.

Inmarsat has an exceptional presence in the growing global mobility segment and is at the forefront of network design with its recently announced multi-dimensional mesh network. It is preparing to expand its global network later this year with its most powerful and advanced software-defined commercial communications satellites ever, offering both Ka- and L-band capabilities. Inmarsat has a global presence, a robust distribution channel spanning the rapidly growing mobility, government, IoT and enterprise sectors and currently provides safety and connectivity services to more than one million mobility and defense platforms.

The combined company will be able to offer:

•

A broad portfolio of spectrum licenses across the Ka-, L- and S-bands and a fleet of 19 satellites in service with an additional 10 spacecraft under construction and planned for launch within the next three years.

•

A global Ka-band footprint, including planned polar coverage, to support bandwidth-intensive applications, augmented by L-band assets that support all-weather resilience and highly reliable, narrowband and IoT connectivity.

•

The ability to unlock greater value from Inmarsat’s L-band spectrum and existing space assets by incorporating Viasat’s state-of-the-art beamforming, end-user terminal and payload technologies and its hybrid multi-orbit space-terrestrial networking capabilities.

•	Viasat’s highly vertically-integrated technology and service offerings, along with Inmarsat’s extensive eco-system of technology, manufacturing and service distribution.

“This is a transformative combination that advances our common ambitions to connect the world. The unique fusion of teams, technologies and resources provides the ingredients and scale needed for profitable growth through the creation and delivery of innovative broadband and IoT services in new and existing fast-growing segments and geographies,” said Viasat’s Executive Chairman Mark Dankberg. “Inmarsat’s dual-band global mobile network, unique L-band resources, skills and capabilities in the U.K. and excellent technical and operational talent worldwide, are powerful complements to Viasat’s business. Together, we can advance broadband communications and create new hybrid space and terrestrial networks that drive greater performance, coverage, speed, reliability and value for customers. We look forward to welcoming the Inmarsat team into the Viasat family.”

“Joining with Viasat is the right combination for Inmarsat at the right time,” said Rajeev Suri, CEO of Inmarsat. “Viasat is a terrific innovator and Inmarsat brings some powerful additions: global reach, a broad distribution channel, robust business momentum and a presence in highly attractive global mobility segments. Together, the two companies will create a new global player with the scale and scope to help shape the future of a dynamic and growing industry. The combination will create a strong future for Inmarsat and be well-positioned to offer greater choice for customers around the world, enhanced scope for partners and new opportunities for employees. The industrial logic is compelling and ensures that the U.K. has a strong and sustainable presence in the critical space sector for the long term.”

Rick Baldridge, Viasat’s president and CEO added, “This strategic move gives Viasat the scale to increase the pace of innovation that drives new and better services for our customers, broadens the opportunities for our employees and provides a foundation for significant positive free cash flow, with potential upside from a revitalization of L-band and IoT service growth. Plus, we will have expanded scale and presence in the $1.6 trillion broadband and IoT sectors. I’m excited about the opportunities ahead and looking forward to setting up the combined organization for long-term success.”

Driving increased innovation and sustainability in the U.K. space sector

Viasat plans to build on Inmarsat’s presence in the U.K. and is committed to preserving and growing the investment of the combined company in U.K. space communications, as well as supporting the recently published National Space Strategy. The combined company will cooperatively engage with the U.K. government with a view to operating in the U.K. consistent with the commitments previously made by Inmarsat/Connect BidCo, and expects continued constructive engagement across the U.K.’s thriving innovation ecosystem. It further intends to work closely with the U.K. government to bring additional space capabilities and other advanced technologies to the country as well as long-term, highly skilled engineering and related jobs for U.K.-based employees. Viasat plans to preserve and grow Inmarsat’s London headquarters, as well as its footprint in Australia and Canada and across Europe, the Middle East, Africa and Asia Pacific.

Transaction terms and financial highlights

Under the terms of the agreement, Inmarsat’s shareholders will receive $850.0 million in cash, subject to adjustments, and approximately 46.36 million newly issued Viasat shares valued at $3.1 billion, based on the closing price of $67.00 per Viasat share on November 5, 2021. At closing, on a pro forma basis, Inmarsat shareholders are expected to be issued shares representing an aggregate of 37.5% of Viasat stock on a fully diluted basis, with each of the existing Inmarsat shareholders receiving shares representing less than 10%.

The combined company’s revenue and earnings profile is expected to be more diverse, resilient and global.Viasat estimates that the combined company has the potential for mid-teens percentage revenue and Adjusted EBITDA growth with a fully funded path to positive free cash flow, with upside from new IoT applications and greater utilization of global space assets.

This transaction is expected to deliver meaningful and enduring capital, operating and cross-selling revenue synergies, with operating and capital expenditure synergies alone expected to drive value creation of $1.5 billion on an after-tax NPV basis. In addition, both companies are nearing the end of unusually intensive capital investment cycles within the next 24 to 36 months and expect significant subsequent benefits from converging their respective architectures into a joint, high-performance global network.

Financing overview

Viasat has obtained financing commitments for $2.3 billion of new debt facilities required to complete this transaction, a portion of which is to be raised between signing and closing to fund Viasat’s standalone growth expenditures. Viasat also plans to assume $2.1 billion in principal amount of Inmarsat senior secured bonds and $1.7 billion outstanding under Inmarsat’s $2.4 billion of senior secured credit facilities.    Viasat has also obtained commitments of $3.2 billion to backstop certain amendments required under Viasat’s $700 million credit facility, $88.4 million outstanding under Viasat’s Ex-Im credit facility and Inmarsat’s $2.4 billion of senior secured credit facilities. Upon closing, the combined company is expected to have a fully funded path to generating positive free cash flow on a timeline substantially consistent with Viasat’s previous standalone guidance. Assuming closing occurs during the second half of calendar year 2022, Viasat’s pro forma net leverage ratio at December 31, 2022 is projected to be approximately 5.0x LTM Adjusted EBITDA and is expected to decline to less than 4.0x within 24 months thereafter.

Leadership, governance and closing conditions

The transaction has been unanimously approved by the boards of directors of both Viasat and Inmarsat. In addition, The Baupost Group, L.L.C., Viasat’s largest shareholder, has agreed to vote in favor of the transaction. At the closing of the transaction, Viasat intends to expand its board of directors from eight to ten members, with Andrew Sukawaty, current chairman of Inmarsat, being appointed as one of the two new board members. A second new board member will be appointed at transaction closing by the current Inmarsat shareholders.

During the period prior to the closing of the transaction, Viasat expects members of Inmarsat’s management team to continue to execute its strategy and provide leadership, in-depth industry knowledge and customer relationship support. Decisions regarding management of the combined company following the closing of the transaction will be made as part of the integration planning process.

The transaction is expected to close in the second half of calendar year 2022, subject to the approval of Viasat stockholders, the receipt of certain regulatory approvals and clearances and the satisfaction of other customary closing conditions.

Advisors

PJT Partners is serving as financial advisor to Viasat, provided a fairness opinion to the board of directors of Viasat, and is also serving as capital markets advisor, arranging the committed financing for the transaction. Latham & Watkins LLP and Linklaters are serving as legal advisors to Viasat. Barclays, J.P. Morgan Securities plc and Trinity Advisers are acting as financial advisors to Inmarsat. Kirkland & Ellis, Clifford Chance and Steptoe & Johnson LLP are serving as legal advisors to Inmarsat and its majority shareholders.

Conference call

Viasat and Inmarsat will host a conference call and webcast for investors at 8:00 a.m. Eastern Time on November 8, 2021, to discuss the transaction. To participate on the live conference call, please dial: (877) 640-9809 in the U.S. or (914) 495-8528 internationally, and reference the conference ID 5854938. The live webcast will be available on Viasat’s investor relations website at: investors.viasat.com.

A replay of the conference call will be made available from 11:00 a.m. Eastern Time on November 8, 2021, until 11:00 a.m. Eastern Time on November 10, 2021. To access the replay, please dial: (855) 859-2056 in the U.S. and (404) 537-3406 internationally, and enter the conference ID 5854938. The webcast will be archived and available on the Viasat investor relations website for approximately one month immediately following the conference call.

About Inmarsat

Inmarsat is a world leader in global, mobile satellite communications. It owns and operates the world’s most diverse global portfolio of mobile telecommunications satellite networks, and holds a multi-layered, global spectrum portfolio, covering L-band, Ka-band and S-band, enabling unparalleled breadth and diversity in the solutions it provides. Inmarsat’s long-established global distribution network includes not only the world’s leading channel partners but also its own strong direct retail capabilities, enabling end to end customer service assurance.

Inmarsat has an unrivalled track record of operating the world’s most reliable global mobile satellite telecommunications networks, sustaining business and mission critical safety and operational applications for more than 40 years. It is also a major driving force behind technological innovation in mobile satellite communications, sustaining its leadership through a substantial investment and a powerful network of technology and manufacturing partners.

Inmarsat operates across a diversified portfolio of sectors with the financial resources to fund its business strategy and holds leading positions in the Maritime, Government, Aviation and Enterprise satcoms sectors, operating consistently as a trusted, responsive and high-quality partner to its customers across the globe. For further information, follow us: Twitter | LinkedIn | Facebook | YouTube | Instagram.

About Viasat

Viasat is a global communications company that believes everyone and everything in the world can be connected. For more than 35 years, Viasat has helped shape how consumers, businesses, governments and militaries around the world communicate. Today, the Company is developing the ultimate global communications network to power high-quality, secure, affordable, fast connections to impact people’s lives anywhere they are—on the ground, in the air or at sea. To learn more about Viasat, visit: www.viasat.com, go to Viasat’s Corporate Blog, or follow the Company on social media at: Facebook, Instagram, LinkedIn, Twitter or YouTube.

Additional Information About the Transaction and Where You Can Find It

This communication is being made in respect of the proposed business combination transaction between Viasat and Inmarsat pursuant to the terms of that certain Share Purchase Agreement, dated as of November 8, 2021, by and among Viasat and the shareholders of Inmarsat. Viasat intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in respect of a stockholder meeting to obtain stockholder approval in connection with the transaction. The definitive proxy statement will be sent or given to the stockholders of Viasat and will contain important information about the transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIASAT, INMARSAT AND THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of these materials (when available) and other documents filed by Viasat with the SEC through the website maintained by the SEC at www.sec.gov. In addition, free copies of these materials will be made available free of charge through Viasat’s website at https://www.viasat.com.

Participants in the Solicitation

Viasat, and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Viasat in connection with the transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Viasat’s stockholders in connection with the transaction will be set forth in Viasat’s definitive proxy statement for its stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the transaction will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the transaction.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements regarding future events that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Viasat and Inmarsat operate and the beliefs and assumptions of their respective management. The parties use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. Forward looking statements include, among others, statements that refer to the benefits of and realization of synergies from the transaction, including expected resulting enhancements to the combined company’s systems, products and services and the anticipated operations, footprint, financial position, liquidity, free cash flow, leverage, performance, prospects or growth, scope and scale opportunities of Viasat, Inmarsat or the combined company; integration activities; the anticipated value of the combined business to Viasat and stakeholders; the expected performance of Viasat’s and Inmarsat’s technologies; expected impact of the transaction on Viasat’s results of operations and financial condition; anticipated growth and trends in the business or key markets; the closing of the transaction, including the need for stockholder approval and the satisfaction of regulatory and other closing conditions; and plans, objectives and strategies for future operations. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: risks and uncertainties related to the transaction, including the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Viasat, the combined company or the expected benefits of the transaction; the failure to satisfy any of the closing conditions to the transaction on a timely basis or at all; any adverse impact on the business of Viasat or Inmarsat as a result of uncertainty surrounding the transaction; the nature, cost and outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement for the transaction, including in circumstances requiring Viasat to pay a termination fee; the risk that Viasat’s stock price may decline significantly if the transaction is not consummated; the failure to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; risks that the transaction disrupts current plans and operations or diverts management’s attention from its ongoing business; the effect of the announcement of the transaction on the ability of Viasat to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; the ability of Viasat to successfully integrate Inmarsat operations, technologies and employees; the ability to realize anticipated benefits and synergies of the transaction, including the expectation of enhancements to Viasat’s products and services, greater revenue or growth opportunities, operating efficiencies and cost savings; the ability to ensure continued performance and market growth of the combined company’s business; changes in the global business environment and economic conditions; the availability and cost of credit; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, operational failure or degradation in satellite performance; Viasat’s or the combined company’s ability to successfully develop, introduce and sell new technologies, products and services; changes in relationships with key customers, suppliers, distributors, resellers and others as a result of the transaction or otherwise; Viasat’s and Inmarsat’s reliance on a limited number of third parties to manufacture and supply their respective products; the risk of litigation or regulatory actions to Viasat and/or Inmarsat; inability to retain key personnel; the impact of the COVID-19 pandemic on Viasat’s or Inmarsat’s business, suppliers, consumers, customers, and employees or the overall economy; Viasat’s and the combined company’s level of indebtedness and ability to comply with applicable debt covenants; and other factors affecting the communications industry generally. In addition, please refer to the risk factors contained in Viasat’s SEC filings available at www.sec.gov, including Viasat’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC, including the definitive proxy statement to be filed with the SEC in connection with the transaction. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason.

Copyright © 2021 Viasat, Inc. All rights reserved. Viasat, the Viasat logo and the Viasat signal are registered trademarks of Viasat, Inc. All other product or company names mentioned are used for identification purposes only and may be trademarks of their respective owners. The Inmarsat logo and all other Inmarsat trademarks in this document are owned by Inmarsat Global Limited. © Inmarsat Global Limited. All rights reserved.

Viasat, Inc. Contacts:

Chris Phillips, Public Relations, +1 (760) 476-2322, christina.phillips@viasat.com

Peter Lopez, Investor Relations, +1 (760) 476-2633, IR@viasat.com

Jonathan Doorley, Brunswick Group, +1 (917) 231-6201, jdoorley@brunswickgroup.com

Chris Blundell, Brunwick Group, + 44 (0) 20 7404 5959, cblundell@brunswickgroup.com

Paul Durman, Brunswick Group, +44 (0) 779 352 2824, pdurman@brunswickgroup.com

Inmarsat Contacts:

Jonathan Sinnatt, Corporate Communications, +44 (0)788 960 5272, press@inmarsat.com

Tim Burt, Teneo, +44 7583 413254, tim.burt@teneo.com

Katherine Kim, Teneo, +1 (917) 455-4102, katherine.kim@teneo.com

# # #

Exhibit 99.2

Viasat + Inmarsat

CONNECTING THE WORLD

Viasat + inmarsat

NOVEMBER 2021

Exhibit 99.2 Viasat + Inmarsat CONNEC TING THE WORLD + — N OV E M B E R 2 0 2 1

TODAY'S PARTICIPANTS

MARK DANKBERG

Executive Chairman, Co-Founder

RICK BALDRIDGE

Chief Executive Officer

SHAWN DUFFY

Chief Financial Officer

VIASAT

RAJEEV SURI

Chief Executive Officer

TONY BATES

Chief Financial Officer

INMARSAT

2

M A R K D A N K B E R G — Executive Chairman, Co-Founder R A J E E V S U R I R I C K B A L D R I D G E TODAY’S — — PA R T I C I PA N T S Chief Executive Officer Chief Executive Officer — T O N Y B A T E S S H A W N D U F F Y — — Chief Financial Officer Chief Financial Officer V I A S A T I N M A R S A T 2

S T R U C T U R E & O W N E R S H I P › Inmarsat shareholders to receive total consideration of $3,956mm, including • $850mm of cash, subject to adjustments (1) • 46.36mm newly issued unregistered Viasat shares valued at $3,106mm › Values Inmarsat at ~10x CY’21E EBITDA excluding synergies or ~9x EBITDA pro forma for annual run-rate cost synergies F I N A N C I N G & P R O F O R M A L E V E R A G E › Viasat has obtained financing commitments for $2.3bn of new debt facilities and plans to assume $2.1bn of Inmarsat (2) senior secured bonds and $1.7bn outstanding under Inmarsat’s $2.4bn of senior secured credit facilities (3) › Expected pro forma net leverage ratio at 12/31/22E of ~5.0x LTM Adj. EBITDA , declining to less than ~4x within 24 months C O N D I T I O N S & T I M I N G › Subject to approval of Viasat stockholders, the receipt of certain regulatory approvals and clearances and the satisfaction of other customary closing conditions › Expected to close in the second half of CY’22 M A N A G E M E N T & G O V E R N A N C E › Viasat to expand Board of Directors, with two new members appointed by current Inmarsat shareholders at close, including Andrew Sukawaty, current Chairman of Inmarsat › Decisions regarding combined company management roles to be made during integration planning process 3 TRANSACTION OVERVIEW —

TOGETHER
WE ARE

Viasat + inmarsat

$4.1bn
—
CY'21E Revenue

$1.4bn
—
CY'21E Adj. EBITDA[4]

$14.8/$8.3bn
—
Enterprise Value[5] / Market Cap[6]

19
—
Satellites In Service[7]

10
—
Satellites Under Construction

45%
—
CY'21E Government Service Revenue[8]

8K+
—
Global Employees

90+
—
Global Offices

2,500+
—
Patents[9]

4

$1.4bn $14.8/$8.3bn $4.1bn — — — (4) (5) CY’21E Adj. EBITDA Enterprise Value / CY’21E Revenue (6) Market Cap TOGETHER 19 10 45% — — — W E A R E (7) Satellites In Service Satellites Under CY’21E Government — (8) Construction Service Revenue 8K+ 90+ 2,500+ — — — (9) Global Employees Global Offices Patents 4

Viasat + inmarsat

TRANSACTION

RATIONALE

Enhanced growth and innovation opportunities through fusion of complementary assets and resources

Heritage of international collaboration

Increased financial strength, supporting innovation, investors, customers and workforce

5

T R A N S A C T I O N New and better RATIONALE services for — customers, creating more choice in fragmented and highly competitive sectors Enhanced growth and innovation opportunities Increased financial through fusion of strength, supporting complementary Heritage of innovation, assets and international investors, customers resources collaboration and workforce 5

ENHANCED GROWTH

BROADBAND AND IOT GENERATING POWERFUL INDUSTRY TAILWINDS

INDUSTRY DRIVERS

SURGING DEMAND FOR BROADBAND

- Energy
- Aviation
- Fixed
- Government
- Maritime

MULTI-BAND IOT OPPORTUNITY

- Control
- Tracking & Monitoring
- Analytics

NEW GLOBAL OPPORTUNITIES

- Digital Inclusion
- Security
- Land Mobility

RAPIDLY EVOLVING TECHNOLOGY

- Multi-Orbit, Multi-Band Networks
- Improved Performance, Latency, Density
- Small, Low-Cost User Terminals

6

E N H A N C E D G R O W T H B R O A D B A N D A N D I OT G E N E R AT I N G P O W E R F U L I N D U S T RY TA I LW I N D S Energy Aviation Fixed Tracking & Control Analytics Government Maritime Monitoring I N D U S T RY S U R G I N G D E M A N D F O R B R O A D B A N D M U LT I - B A N D I O T O P P O R T U N I T Y D R I V E R S N E W G L O B A L O P P O R T U N I T I E S R A P I D LY E V O LV I N G T E C H N O L O G Y • • • • Multi-Orbit, Improved Small, Low- Digital Land Security Multi-Band Performance, Cost User Inclusion Mobility Networks Latency, Terminals Density 6

ENHANCED GROWTH

UNLOCKING NEW OPPORTUNITIES FOR EXPANDED SERVICES

($ IN BILLIONS)

GOVERNMENT PREMIUM SERVICES	2020A	2030E
US DoD Comms | US DoD Cyber | US Gov. Cyber | Internet of Battlefield Things | US DoD Command & Control | International MILCOM & Cyber	$81 [10]	~$130 [10] +5% CAGR

MOBILE PREMIUM SERVICES	2020A	2030E
Commercial Air | Business Aviation | Maritime | Value Added Services | Connected Cars | Connected Trains & Buses	$36 [11]	~$108 [11] +12% CAGR

FIXED & ENTERPRISE PREMIUM SERVICES	2020A	2030E
Energy | Enterprise | Ground Segment | IoT | Cybersecurity	$218 [12]	~$445 [12] +7% CAGR

CONSUMER SERVICES	2020A	2030E
Residential Internet | Community Internet | Smart Home | Small-Medium Business	$650 [13]	~$900 [13] +3% CAGR

TOTAL ADDRESSABLE MARKET	$985	$1,583 +5% CAGR

7

E N H A N C E D G R O W T H U N L O C K I N G N E W O P P O R T U N I T I E S F O R E X PA N D E D S E R V I C E S ( $ I N B I L L I O N S ) G O V E R N M E N T P R E M I U M S E R V I C E S 2020 A 2030 E US DoD US DoD US Gov. Internet of US DoD International ( 1 0 ) ( 1 0 ) $81 ~$130 Comms Cyber Cyber Battlefield Command & MILCOM & Cyber +5% CAGR Things Control M O B I L E P R E M I U M S E R V I C E S 2020 A 2030 E Connected Commercial Business Value Added Connected ( 1 1 ) ( 1 1 ) Maritime $36 ~$108 Trains & Air Aviation Services Cars +12% CAGR Buses F I X E D & E N T E R P R I S E P R E M I U M S E R V I C E S 2020 A 2030 E ( 1 2 ) ( 1 2 ) Energy Enterprise Ground IoT Cybersecurity $218 ~$445 Segment +7% CAGR C O N S U M E R S E R V I C E S 2020 A 2030 E Residential Community Smart ( 1 3 ) ( 1 3 ) Small-Medium Business $650 ~$900 Internet Internet Home +3% CAGR $985 $ 1 , 5 8 3 T O TA L A D D R E S S A B L E M A R K E T +5% CAGR 7

COMPLEMENTARY ASSETS

FLEXIBLE, HYBRID, MULTI-LAYERED NETWORK DRIVING GLOBAL COVERAGE

TODAY

Global fleet of 19 satellites[7]

TOMORROW'S MULTI-ORBIT STRATEGY

2 HEO satellites planned with polar coverage

• = INMARSAT[14]

• = VIASAT

OPTIONALITY TO OPTIMIZE FUTURE NGSO PLANS ACROSS BOTH KA-BAND AND L-BAND

8

C O M P L E M E N TA R Y A S S E T S F L E X I B L E , H Y B R I D , M U LT I - L AY E R E D N E T W O R K D R I V I N G G L O B A L C O V E R A G E T O D AY (7) Global fleet of 19 satellites › 10 Ka-band satellites › 8 L-band satellites › 1 S-band satellite L- and Ka-band capabilities can be integrated into a single global service T O M O R R O W ’ S M U LT I - O R B I T S T R AT E G Y 8 GEO satellites expected to launch in next 3 years › ViaSat-3 will be interoperable with existing Inmarsat GX network O P T I O N A L I T Y T O O P T I M I Z E F U T U R E N G S O P L A N S A C R O S S B O T H ( 1 4 ) • = I N M A R S A T 2 HEO satellites planned with polar coverage KA - B A N D A N D L - B A N D • = V I A S A T 8

COMPLEMENTARY ASSETS

SIGNIFICANT OPPORTUNITIES FOR L-BAND REVITALIZATION AND INNOVATION

L-BAND (1.5-1.6 GHz)(15)
34 MHz
8.775 MHz
7.775 MHz
34 MHz
Inmarsat Downlink
GPS
GPS
Globalstar
Iridium
Inmarsat Uplink
1525 MHz
1559 MHz
1610 MHz
1618.726 MHz
1626.5 MHz
1660.5 MHz

WELL-POSITIONED TO IMPROVE AFFORDABILITY AND CUSTOMER EXPERIENCE

9

C O M P L E M E N TA R Y A S S E T S S I G N I F I C A N T O P P O R T U N I T I E S F O R L - B A N D R E V I TA L I Z AT I O N A N D I N N OVAT I O N › Ideally suited for mission-critical, all-weather secure comms and connectivity for commercial and government › I-6 constellation launching soon › Ability to utilize existing Viasat technology to improve L-band assets › Potential L-band air-to-ground 5G connectivity can augment high speed, high density broadband satellite › Opportunity in IoT with small, low-cost, low-power terminals for real-time sensing and control › Spectrum holdings represent a valuable asset with significant optionality L-BAND 34 MHz 34 MHz 8.775 MHz 7.775 MHz (1.5-1.6 (15) GHz) Inmarsat Downlink GPS GPS Inmarsat Uplink Globalstar Iridium 1525 MHz 1559 MHz 1610 MHz 1618.726 MHz 1626.5 MHz 1660.5 MHz W E L L - P O S I T I O N E D T O I M P R O V E A F F O R D A B I L I T Y A N D C U S T O M E R E X P E R I E N C E 9

DRIVING GREATER CUSTOMER CHOICE — A combined Viasat and Inmarsat will be positioned to provide our customers with a compelling offering, including: › More bandwidth, more affordably at higher speeds › Global, layered multi-band resilient coverage › Global operations and support footprint with local touchpoints 10

STRONG SERVICE-CENTRIC RECURRING REVENUE

GOVERNMENT

CY'21E GOVERNMENT REVENUE BY TYPE
VIASAT
VIASAT + INMARSAT
•SERVICE REVENUE
•PRODUCT REVENUE

11

S T R O N G S E RV I C E - C E N T R I C C Y ’ 2 1 E G O V E R N M E N T R E V E N U E B Y T Y P E R E C U R R I N G R E V E N U E GOVERNMENT V I A S AT — — • Balanced mix of product and recurring services V I A S AT revenue + I N M A R S AT • Strong relationships with allied nations • Unique portfolio of technologies to develop novel, secure, real-time communication solutions • S E R V I C E R E V E N U E • P R O D U C T R E V E N U E 11

MOBILITY

MARITIME

A LEADER POSITIONED TO INNOVATE AND GROW

- Strong and diverse franchise with global distribution
- Opportunity to enhance services to existing customer base
- Enhanced network enables offerings for new, underserved sectors
- Complementary to Viasat's energy business

41k+
Broadband and narrowband-enabled vessels

40+
Value-added application service providers

130k+
Inmarsat safety-equipped vessels

12

41k+ Broadband and • Strong and diverse franchise with narrowband-enabled vessels global distribution M O B I L I T Y • Opportunity to enhance services to MARITIME existing customer base 40+ — Value-added application • Enhanced network enables service providers A L E A D E R offerings for new, underserved P O S I T I O N E D TO I N N OVAT E A N D sectors G R O W • Complementary to Viasat’s energy 1 3 0 k + business Inmarsat safety- equipped vessels 12

MOBILITY

AVIATION

SCALE AND DIVERSIFICATION

- Broader, more diverse range of service offerings
- Immediate hybrid global coverage, including future polar coverage
- Enhanced ability to densely layer bandwidth in high demand areas

~2.4k
In-Service IFC Aircraft

~2.9k
Backlog IFC Aircraft

9k
In-Service Cockpit Comms

15k
In-Service Business & General Aviation Aircraft

13

~ 2 . 4 k M O B I L I T Y In-Service IFC Aircraft AVIATION — ~ 2 .. 9 k S C A L E A N D D I V E RS I F I C AT I O N Backlog IFC Aircraft • Broader, more diverse range of service offerings 9k • Immediate hybrid global In-Service Cockpit Comms coverage, including future polar coverage • Enhanced ability to densely 15k In-Service Business & layer bandwidth in high General Aviation Aircraft demand areas 13

Svalbard
Greenland
Iceland
Sweden
Russia
Canada
North Atlantic Ocean
Kazakhstan
Mongolia
Uzbekistan
China
Morocco
Tunisia
Libya
Egypt
Saudi Arabia
Oman
Pakistan
India
Myanmar (Burma)
Mexico
Cuba
Senegal
Mali
Niger
Chad
Sudan
Philippines
Sri Lanka
Cameroon
Colombia
Kenya
Indonesia
Papua New Guinea
Tanzania
Peru
Brazil
Angola
Bolivia
Zimbabwe
Madagascar
Indian Ocean
Australia
Paraguay
South
South Africa
0.0 to 25.0
25.0 to 50.0
50.0 to 75.0
75.0 to 100.0

MOBILITY

AVIATION

MATCHING SUPPLY WITH GLOBAL IFC DEMAND

Geographic distribution of ~3bn annual global passenger minutes

14

M O B I L I T Y AVIATION — • 0.0 to 25.0 Geographic distribution of • 25.0 to 50.0 ~3bn annual global M ATC H I N G S U P P LY W I T H • 50.0 to 75.0 passenger minutes G LO B A L I F C D E M A N D • 75.0 to 100.0 14

A TRACK RECORD OF
INNOVATION

Accelerating pace of innovation

Introducing new solutions focused on customer needs: right place, right time, at the right price

Increasing customer choice for internet-centric services, everywhere

Creating additional high-tech jobs

Enabling more efficient R&D and capital investments

Improving customer economics with growing, value-added ecosystems

Bringing together complementary assets to deliver a network with:

- lowest latency
- affordable services
- highest speed
- most bandwidth
- global coverage

15

A T R A C K R EC O R D O F INNOVATION Introducing new solutions focused on Accelerating customer needs: right pace of place, right time, at the innovation right price Bringing together complementary assets to deliver a network with: Increasing customer choice Creating for internet-centric additional high- services, everywhere tech jobs • lowest latency • affordable services • highest speed Enabling more • most bandwidth Improving customer efficient R&D and economics with • global coverage capital growing, value-added investments ecosystems 15

H E R I TA G E O F I N T E R N AT I O N A L COOPERATION › Heritage of international aviation and maritime safety yields — responsibility and opportunity › Furthers Viasat’s corporate commitment to space sustainability and peaceful cooperation among nations › As a result of the combination, Viasat intends to: • Grow investment in U.K. space communications • Support the recently published National Space Strategy • Bring additional space capabilities and long term, highly skilled engineering and related jobs • Preserve and grow Inmarsat’s London headquarters, as well as its footprint in Australia and Canada and across Europe, the Middle East, Africa and Asia Pacific 16

FINANCIAL OV E RV I E W — 17

FOUNDATION FOR SUSTAINED FUTURE GROWTH

REVENUE	Mid-teens revenue growth[16] expected to be driven by Mobility and Government, with greater diversity and resilience
ADJ. EBITDA	Mid-teens Adj. EBITDA[16] growth expected to be driven by operating leverage and synergies
UPSIDE	Additional opportunities from revitalization of L-band assets and IoT services
CAPEX	Both companies nearing end of unusually intensive capital investment cycle within next 24 - 36 months
FCF	Fully-funded path to positive free cash flow projected with significant (greater than 2x) increase vs. standalone plan
CREDIT	Strong credit profile anticipated, with rapid deleveraging

18

F O U N D AT I O N F O R S U S TA I N E D F U T U R E G R O W T H — (16) Mid-teens revenue growth expected to be driven by Mobility and Government, with greater diversity and resilience R E V E N U E (16) Mid-teens Adj. EBITDA growth expected to be driven by operating leverage and synergies A D J . E B I T D A Additional opportunities from revitalization of L-band assets and IoT services U P S I D E Both companies nearing end of unusually intensive capital investment cycle within next 24 - 36 months C A P E X Fully-funded path to positive free cash flow projected with significant (greater than 2x) increase vs. standalone plan F C F Strong credit profile anticipated, with rapid deleveraging C R E D I T 18

DOUBLE-DIGIT REVENUE AND ADJUSTED EBITDA GROWTH[16]

	VIASAT	INMARSAT	VIASAT + INMARSAT
CY'21E REVENUE	~$2.7bn	~$1.3bn	~$4.1bn
CY'21E ADJ. EBITDA	~$600mm	~$740mm	~$1.4bn[4]
CY'21E EBITDA MARGIN	~22%	~55%	~35%

POISED TO GENERATE EXPECTED MID-TEENS REVENUE AND ADJ. EBITDA GROWTH[16]

19

(16) D O U B L E - D I G I T R E V E N U E A N D A D J U S T E D E B I T D A G R O W T H — V I A S AT I N M A R S AT V I A S AT + I N M A R S AT C Y ’ 2 1 E ~ $ 2 . 7 b n ~ $ 1 . 3 b n ~ $ 4 . 1 b n R E V E N U E C Y ’ 2 1 E (4) ~ $ 6 0 0 m m ~ $ 7 4 0 m m ~ $ 1 . 4 b n A D J . E B I T D A C Y ’ 2 1 E ~22% ~55% ~35% E B I T D A M A R G I N ( 1 6 ) P O I S E D T O G E N E R AT E E X P E C T E D M I D - T E E N S R E V E N U E A N D A D J . E B I T D A G R O W T H 19

COMPLEMENTARY, DIVERSE AND RESILIENT PORTFOLIO

VIASAT | INMARSAT | COMBINED | CY'21E REVENUE BY GEOGRAPHY[17]

- 70% N. America
- 17% Europe
- 10% APAC
- 3% RoW

VIASAT | INMARSAT | COMBINED | CY'21E REVENUE BY APPLICATION

- 40% Government
- 28% Mobility[18]
- 21% Fixed Broadband
- 11% Other

GLOBAL COVERAGE, SCALE AND BANDWIDTH DENSITY WITH GREATER EMPHASIS ON RECURRING, SERVICES-BASED SOLUTIONS

20

C O M P L E M E N TA RY, D I V E R S E A N D R E S I L I E N T P O R T F O L I O ( 1 7 ) V I A S AT I N M A R S AT C O M B I N E D C Y ’ 2 1 E R E V E N U E B Y G E O G R A P H Y • 70% N. America • 17% Europe • 10% APAC • 3% RoW V I A S AT I N M A R S AT C O M B I N E D C Y ’ 2 1 E R E V E N U E B Y A P P L I C AT I O N • 40% Government (18) • 28% Mobility • 21% Fixed Broadband • 11% Other G L O B A L C O V E R A G E , S C A L E A N D B A N D W I D T H D E N S I T Y W I T H G R E A T E R E M P H A S I S O N R E C U R R I N G , S E R V I C E S - B A S E D S O L U T I O N S 20

ANTICIPATED ANNUAL RUN-RATE SYNERGIES DRIVING MATERIAL VALUE CREATION

REVENUE SYNERGIES	COST SYNERGIES	CAPEX SYNERGIES	NPV
› New tiered services enabled by global multi-layered network coverage › Revitalization of L-band services	› Cost of goods sold, including shared ground infrastructure and internalization of third-party bandwidth › Sales and marketing	› Satellite fleet capital efficiencies (long-term) › Capitalized software and Line-Fit / STCs (near-term) › Increased utilization rates across combined constellations	$1.5bn – After-tax NPV from cost and capex synergies, with upside from revenue synergies
MATERIAL	~$80mm(19)	~$110mm(19)	$1.5bn

MEANINGFUL, ENDURING CAPITAL, OPERATING, AND REVENUE SYNERGIES EXPECTED THROUGH FUSION OF COMPLEMENTARY ASSETS

21

A N T I C I PAT E D A N N UA L R U N - R AT E S Y N E R G I E S D R I V I N G M AT E R I A L VA L U E C R E AT I O N — R E V E N U E S Y N E R G I E S C O S T S Y N E R G I E S C A P E X S Y N E R G I E S N P V › Satellite fleet $ 1 . 5 b n capital efficiencies _ (long-term) › New tiered services › Cost of goods sold, After-tax NPV › Capitalized enabled by global including shared from cost software and Line- multi-layered ground infrastructure and capex Fit / STCs (near- network coverage and internalization of synergies, term) third-party bandwidth › Revitalization of L- with upside › Increased utilization band services› Sales and marketing from rates across revenue combined synergies constellations ( 1 9 ) ( 1 9 ) M AT E R I A L ~$80mm ~$110mm $ 1 . 5 b n M E A N I N G F U L , E N D U R I N G C A P I T A L , O P E R A T I N G , A N D R E V E N U E S Y N E R G I E S E X P E C T E D T H R O U G H F U S I O N O F C O M P L E M E N T A R Y A S S E T S 21

COMMITTED FINANCING OBTAINED FOR TRANSACTION

ATTRACTIVE CREDIT PROFILE WITH PLAN TO RAPIDLY DELEVERAGE

- Diverse and resilient revenue profile across segments and geographies
- Growing services revenue as a percentage of total revenue
- Balance sheet grounded in integrated global network and spectrum rights, combining high-throughput Ka-band with highly resilient L-band
- Fully-funded path to positive free cash flow on similar timeline vs. standalone plan
- Mid-teens Adj. EBITDA growth(16) and strong free cash flow conversion expected

SECURED FINANCING COMMITMENTS FOR $2.3BN

PRO FORMA VIASAT NET LEVERAGE(3)

~5X
~4X
AT 12/31/22E
WITHIN 24 MONTHS

- Deleveraging expected to continue

22

C O M M I T T E D F I N A N C I N G O BTA I N E D F O R T R A N S A C T I O N — S E C U R E D F I N A N C I N G C O M M I T M E N T S F O R $ 2 . 3 B N AT T R A C T I V E C R E D I T P R O F I L E W I T H › Acquisition funding and expenses P L A N TO R A P I D LY D E L E V E R A G E — › Adds liquidity at closing with revolving credit facility availability › Plus $3.2bn in backstop commitments for › Diverse and resilient revenue profile across amendments required under certain of the segments and geographies companies’ existing debt agreements › Growing services revenue as a percentage of total revenue (3) P R O F O R M A V I A S AT N E T L E V E R A G E › Balance sheet grounded in integrated global network and spectrum rights, combining high- ~ 5 X throughput Ka-band with highly resilient L-band ~ 4 X › Deleveraging › Fully-funded path to positive free cash flow on expected to continue similar timeline vs. standalone plan (16) W I T H I N AT › Mid-teens Adj. EBITDA growth and strong free 2 4 M O N T H S 1 2 / 3 1 / 2 2 E cash flow conversion expected — — 22

Viasat + inmarsat

TRANSACTION

RATIONALE

Enhanced growth and innovation opportunities through fusion of complementary assets and resources

Heritage of international collaboration

Increased financial strength, supporting innovation, investors, customers and workforce

23

T R A N S A C T I O N New and better RATIONALE services for — customers, creating more choice in fragmented and highly competitive sectors Enhanced growth and innovation opportunities Increased financial through fusion of strength, supporting complementary Heritage of innovation, assets and international investors, customers resources collaboration and workforce 23

Q&A — 24

Viasat + Inmarsat

CONNECTING THE WORLD

Viasat + inmarsat

Viasat + Inmarsat CONNEC TING THE WORLD +

APPENDIX — 26

(20) S TA N D A LO N E I N M A R S AT — (21) ($ in millions) CY 2020A CY 2021E Maritime $491 $503 Government 443 482 Enterprise 114 112 Aviation 178 231 Central Services and Other 14 12 Total Revenue $1,239 $1,340 % Growth 8% Adj. EBITDA (Pre-SBC) $665 $743 % Margin 54% 55% Cash Capex 288 340 27

INMARSAT STANDALONE CAPITALIZATION AS OF SEPTEMBER 30, 2021[21]

LTM 9/30/21A	
Adj. EBITDA (Pre-SBC)	$735
Net Leverage at 9/30/21A	4.6x

28

(21) I N M A R S AT S TA N D A LO N E C A P I TA L I Z AT I O N A S O F S E P T E M B E R 3 0 , 2 0 2 1 — Standalone $ in millions Maturity Rate 9/30/21A Cash $462 Inmarsat First Lien Term Loan 2026 L + 350 1,724 Inmarsat Senior Secured Notes 2026 6.750% 2,075 Inmarsat Capitalized Leases–– 48 Total Debt $3,847 LTM 9/30/21A Adj. EBITDA (Pre-SBC) $735 4.6x Net Leverage at 9/30/21A 28

ENDNOTES

1. Based on closing price of $67.00 per Viasat share on November 5, 2021.
2. Viasat has also obtained commitments of $3.2bn to backstop certain amendments required under Viasat's $700mm credit facility, $88mm outstanding under Viasat's Ex-Im credit facility, and Inmarsat's $2.4bn of senior secured credit facilities.
3. Calculated as net debt / LTM Financing Adj. EBITDA (pre-stock-based compensation) at 12/31/22E.
4. Includes annual run-rate cost synergies of ~$80mm.
5. Based on Viasat share price of $67.00 as of market close November 5, 2021 and 124mm fully diluted shares outstanding, which includes 46.36mm newly issued Viasat shares to Inmarsat.
6. Based on Viasat share price of $67.00 as of market close November 5, 2021 and 124mm fully diluted shares outstanding, which includes 46.36mm newly issued Viasat shares to Inmarsat. Represents $8.0bn of pro forma debt as of 9/30/21, $1.6bn of pro forma cash as of 9/30/21 and $39mm of pro forma minority interest.
7. Includes lifetime leases.
8. Government service revenue as a percentage of total government revenue.
9. Includes issued patents and pending applications.
10. Per 2020 NSR report Government and Military SATCOM Markets, 15th Edition, 2020 Frost & Sullivan C4ISR and Cybersecurity reports, Jane's Defense, and Viasat Estimates.
11. Per 2020 Euroconsult report, Prospects for IFC and IFE, ValourConsultancy report "Future of IFC", Prospects for Maritime Satellite Communications, Euroconsult, 2020, CISCO VNI.
12. Ground Segment Market Prospects: Forecasts to 2028, Euroconsult, 2020, Satellite Connectivity and Video Market, Euroconsult, 2020, Wireless Backhaul via Satellite, NSR, 2020.
13. FCC Underestimates Americans Unserved by Broadband Internet by 50%." BroadbandNow, broadbandnow.com/research/fee underestimates unserved by 50 percent, "Worldwide Broadband Price Research 2020." Cable, www.cable.co.uk/broadband/pricing/world widecomparison/, ITU Broadband Access Report, 2020, Telegeography , Satellite Connectivity and Video Market, Euroconsult, 2020, Viasat Estimates.
14. Includes 3 L-band satellites in super-synchronous orbit.
15. Per New Street Research report "Reshaping Wireless Competition: The Role of the L-band", September 2020. Indicative diagram only. Inmarsat's L-band holdings are subject to exceptions by jurisdiction.
16. Based on CY'21E – CY'26E CAGR.
17. Based on CY'21E revenue, using geography allocation based on CY'21A available and CY'20A information.
18. Includes Aviation, Maritime and Related Other.
19. Cost and capex synergies based on annual, run-rate numbers.
20. Excludes non-recurring or one-time items, as well as the impact of Ligado.
21. Based on preliminary and unaudited IFRS results.

29

as of 9/30/21 and $39mm of pro forma www.cable.co.uk/broadband/pricing/world minority interest. widecomparison/, ITU Broadband Access Report, 2020, Telegeography , Satellite ENDNOTES 7. Includes lifetime leases. Connectivity and Video Market, Euroconsult, 8. Government service revenue as a percentage 2020, Viasat Estimates. — of total government revenue. 14. Includes 3 L-band satellites in super- 9. Includes issued patents and pending synchronous orbit. 1. Based on closing price of $67.00 per Viasat applications. 15. Per New Street Research report “Reshaping share on November 5, 2021. 10. Per 2020 NSR report Government and Military Wireless Competition: The Role of the L- 2. Viasat has also obtained commitments of SATCOM Markets, 15th Edition, 2020 Frost & band”, September 2020. Indicative diagram $3.2bn to backstop certain amendments Sullivan C4ISR and Cybersecurity reports, only. Inmarsat’s L-band holdings are subject required under Viasat’s $700mm credit Jane’s Defense, and Viasat Estimates. to exceptions by jurisdiction. facility, $88mm outstanding under Viasat’s 11. Per 2020 Euroconsult report, Prospects for 16. Based on CY’21E – CY’26E CAGR. Ex-Im credit facility, and Inmarsat’s $2.4bn of IFC and IFE, ValourConsultancy report senior secured credit facilities. 17. Based on CY'21E revenue, using geography “Future of IFC”, Prospects for Maritime allocation based on CY’21A available and 3. Calculated as net debt / LTM Financing Adj. Satellite Communications, Euroconsult, CY’20A information. EBITDA (pre-stock-based compensation) at 2020, CISCO VNI. 12/31/22E. 18. Includes Aviation, Maritime and Related 12. Ground Segment Market Prospects: Other. 4. Includes annual run-rate cost synergies of Forecasts to 2028, Euroconsult, 2020, ~$80mm. Satellite Connectivity and Video Market, 19. Cost and capex synergies based on annual, Euroconsult, 2020, Wireless Backhaul via run-rate numbers. 5. Based on Viasat share price of $67.00 as of Satellite, NSR, 2020. market close November 5, 2021 and 124mm 20. Excludes non-recurring or one-time items, as fully diluted shares outstanding, which 13. FCC Underestimates Americans Unserved by well as the impact of Ligado. includes 46.36mm newly issued Viasat shares Broadband Internet by 50%.” 21. Based on preliminary and unaudited IFRS to Inmarsat. BroadbandNow, results. broadbandnow.com/research/fee 6. Based on Viasat share price of $67.00 as of underestimates unserved by 50 percent, market close November 5, 2021 and 124mm “Worldwide Broadband Price Research fully diluted shares outstanding, which 2020.” Cable, includes 46.36mm newly issued Viasat shares to Inmarsat. Represents $8.0bn of pro forma debt as of 9/30/21, $1.6bn of pro forma cash 29

Cautionary Statement Regarding Forward-Looking Statements Financial Information This presentation contains forward-looking statements regarding future events that are subject to the safe harbors created This presentation includes both stand-alone and combined financial information of Viasat and Inmarsat.Viasat’s underlying financial information under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current is prepared in accordance with U.S. GAAP using a fiscal year ending March 31 of each year.Inmarsat’s underlying financial information is prepared expectations, estimates, forecasts and projections about the industries in which Viasat and Inmarsat operate and the beliefs in accordance with IFRS using a fiscal year ending December 31 of each year, and for purposes of this presentation such financial information has not been converted into U.S. GAAP. IFRS differs from U.S. GAAP, and Inmarsat financial information may not be prepared on a comparable basis to and assumptions of their respective management. The parties use words such as“anticipate,”“believe,”“continue,”“could,” U.S. GAAP or on the same or similar accounting policies, which may be material to the financial information contained herein. Combined financial “estimate,”“expect,”“goal,”“intend,”“may,”“plan,”“project,”“seek,”“should,”“target,”“will,”“would,” variations of such words and similar expressions to identify forward-looking statements. Forward looking statements include, among others, information, and calendar year information for Viasat, has been prepared by adding historical or projected financial information of the parties and statements that refer to the benefits of and realization of synergies from the transaction, including expected resulting is not based on a pro forma presentation reflecting pro forma adjustments or any other adjustments required by U.S. GAAP. Such combined enhancements to the combinedcompany’s systems, products and services and the anticipated operations, financial position, financial information, or Viasat calendar year information, is presented for illustrative purposes only, is preliminary in nature, only represents liquidity, free cash flow, leverage ratio, performance, prospects or growth and scale opportunities of Viasat, Inmarsat or the current estimates of the potential transaction on combined financial information, and remains subject to change. Combined financial information combined company; integration activities; the anticipated value of the combined business to Viasat and stakeholders; the and Viasat calendar year financial information in this presentation is unaudited and has not been independently verified and no reliance should be expected performance ofViasat’s andInmarsat’s technologies; expected impact of the transaction onViasat’s results of placed thereon. In addition, this presentation includes historical publicly reported Adjusted EBITDA results of Viasat as well as Adjusted EBITDA of operations and financial condition; anticipated growth and trends in the business or key markets; the closing of the Inmarsat. Inmarsat may calculate Adjusted EBITDA differently than we do, and accordingly our Adjusted EBITDA calculations may not be transaction, including the need for stockholder approval and the satisfaction of regulatory and other closing conditions; and comparable. Adjusted EBITDA is a non-GAAP financial measure and has limitations as an analytical tool. You should not consider Adjusted EBITDA plans, objectives and strategies for future operations. Readers are cautioned that actual results could differ materially from in isolation or as a substitute for results reported in accordance with U.S. GAAP. No statement in this presentation is intended to be a profit those expressed in any forward-looking statements. Factors that could cause actual results to differ include: risks and forecast, and no statement in this presentation should be interpreted to mean that revenue, Adjusted EBITDA or any other financial measure or metric for current or future fiscal years will be achieved. uncertainties related to the transaction, including the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Viasat, the combined company or the expected benefits of the transaction; the failure to satisfy any of the closing conditions to the Additional Information About the Transaction and Where You Can Find It transaction on a timely basis or at all; any adverse impact on the business of Viasat or Inmarsat as a result of uncertainty surrounding the transaction; the nature, cost and outcome of any legal proceedings related to the transaction; the occurrence This presentation is being made in respect of the proposed business combination transaction between Viasat and Inmarsat pursuant to the terms of any event, change or other circumstances that could give rise to the termination of the definitive agreement for the of that certain Share Purchase Agreement, dated as of November 8, 2021, by and among Viasat and the shareholders of Inmarsat. Viasat intends transaction, including in circumstances requiring Viasat to pay a termination fee; the risk thatViasat’s stock price may decline to file with the SEC a proxy statement and other relevant documents in respect of a stockholder meeting to obtain stockholder approval in significantly if the transaction is not consummated; the failure to obtain the necessary debt financing arrangements set forth connection with the transaction. The definitive proxy statement will be sent or given to the stockholders of Viasat and will contain important in the commitment letters received in connection with the transaction; risks that the transaction disrupts current plans and information about the transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT operations or divertsmanagement’s attention from its ongoing business; the effect of the announcement of the transaction AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT on the ability of Viasat to retain and hire key personnel and maintain relationships with its customers, suppliers and others INFORMATION ABOUT VIASAT, INMARSAT AND THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of these with whom it does business; the ability of Viasat to successfully integrate Inmarsat operations, technologies and employees; materials (when available) and other documents filed by Viasat with the SEC through the website maintained by the SEC at www.sec.gov. In the ability to realize anticipated benefits and synergies of the transaction, including the expectation of enhancements to addition, free copies of these materials will be made available free of charge throughViasat’s website at https://www.Viasat.com. Viasat’s products and services, greater revenue or growth opportunities, operating efficiencies and cost savings; the ability to ensure continued performance and market growth of the combinedcompany’s business; changes in the global business Participants in the Solicitation environment and economic conditions; the availability and cost of credit; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, operational failure or degradation in satellite performance; Viasat, and its directors and executive officers may be Viasat’s or the combinedcompany’s ability to successfully develop, introduce and sell new technologies, products and deemed to be participants in the solicitation of proxies from services; changes in relationships with key customers, suppliers, distributors, resellers and others as a result of the transaction DISCLAIMER the stockholders of Viasat in connection with the or otherwise;Viasat’s andInmarsat’s reliance on a limited number of third parties to manufacture and supply their respective transaction. Information regarding the persons who may, products; the risk of litigation or regulatory actions to Viasat and/or Inmarsat; inability to retain key personnel; the impact of under the rules of the SEC, be considered to be participants the COVID-19 pandemic onViasat’s orInmarsat’s business, suppliers, consumers, customers, and employees or the overall in the solicitation ofViasat’s stockholders in connection economy;Viasat’s and the combinedcompany’s level of indebtedness and ability to comply with applicable debt covenants; — with the transaction will be set forth inViasat’s definitive and other factors affecting the communications industry generally. In addition, please refer to the risk factors contained in proxy statement for its stockholder meeting. Additional Viasat’s filings with the Securities and Exchange Commission (the“SEC”) available at www.sec.gov, includingViasat’s most information regarding these individuals and any direct or recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the indirect interests they may have in the transaction will be SEC, including the definitive proxy statement to be filed with the SEC in connection with the transaction. Readers are set forth in the definitive proxy statement when and if it is cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are filed with the SEC in connection with the transaction. made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason. 30